                       TRUST INDENTURE AND SECURITY AGREEMENT


                           dated as of December 15, 1999


                                       among


                       FIRST SECURITY TRUST COMPANY OF NEVADA

                               not in its individual
              capacity except as otherwise expressly provided herein,
               but solely as Nonaffiliated Partner Trustee under the
                 Trust Agreement dated as of December 15, 1999 with
                                   Beneficiaries,


                          BJ SERVICES EQUIPMENT II, L.P.,
                           a Delaware Limited Partnership


                                        and


                        STATE STREET BANK AND TRUST COMPANY,
                               as Indenture Trustee.







                            Well Services Equipment

                        (BJ Services Trust No. 1999-1)

                                    CONTENTS

SECTION                                                                          PAGE
PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

1.    SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
      1.1   Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . .2
      1.2   Excluded Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
      1.3   HABENDUM CLAUSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
      1.4   Attachment of Security Interest. . . . . . . . . . . . . . . . . . . . .8
      1.5   Effect of Assignment . . . . . . . . . . . . . . . . . . . . . . . . . .8
      1.6   Appointment of Indenture Trustee . . . . . . . . . . . . . . . . . . . .8
      1.7   Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . .9
      1.8   Representations and Warranties . . . . . . . . . . . . . . . . . . . . .9

2.    THE NOTES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
      2.1   Notes; Title, Dating and Terms . . . . . . . . . . . . . . . . . . . . 10
      2.2   Execution and Authentication . . . . . . . . . . . . . . . . . . . . . 10
      2.3   Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
      2.4   Transfer and Exchange. . . . . . . . . . . . . . . . . . . . . . . . . 11
      2.5   Indenture Trustee as Agent; Ownership of Notes . . . . . . . . . . . . 12
      2.6   Mutilated, Destroyed, Lost or Stolen Notes . . . . . . . . . . . . . . 13
      2.7   Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      2.8   Payment on Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      2.9   Payment from Indenture Estate Only; Nonrecourse Obligations;
            Excess Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
      2.10  Execution and Delivery of Notes upon Original Issuance . . . . . . . . 16
      2.11  Security for and Parity of Notes . . . . . . . . . . . . . . . . . . . 16
      2.12  Application of Payments to Notes . . . . . . . . . . . . . . . . . . . 17
      2.13  Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . . . . . 17
      2.14  Late Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
      2.15  Definition of Premium. . . . . . . . . . . . . . . . . . . . . . . . . 17
      2.16  Special Rights of Holders. . . . . . . . . . . . . . . . . . . . . . . 19

3.    RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE INDENTURE ESTATE . . . 19
      3.1   Payment Upon Delivery of Units . . . . . . . . . . . . . . . . . . . . 19
      3.2   Payments Upon Event of Loss, Obsolescence or ET Right or
            Special P.O. Right; Certain Prepayments. . . . . . . . . . . . . . . . 20
      3.3   Application of Priority Distributions. . . . . . . . . . . . . . . . . 20

                                      i


SECTION                                                                          PAGE

      3.4   Application of Certain Amounts Upon Event of Loss. . . . . . . . . . . 21
      3.5   Amounts During Indenture Event of Default. . . . . . . . . . . . . . . 21
      3.6   Amounts for Which Application is Provided in Other Basic
            Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
      3.7   Amounts for Which No Application is Otherwise Provided . . . . . . . . 23
      3.8   Excepted Property. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
      3.9   Notice of Nonpayment . . . . . . . . . . . . . . . . . . . . . . . . . 23

4.    COVENANTS OF NONAFFILIATED PARTNER TRUSTEE AND PARTNERSHIP . . . . . . . . . 24

5.    DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE
      INDENTURE ESTATE DURING CONTINUATION OF PARTNERSHIP. . . . . . . . . . . . . 24
      5.1   Disposition, Substitution and Release of Property Included in
            the Indenture Estate During Continuation of Partnership. . . . . . . . 24
      5.2   Possession of Units. . . . . . . . . . . . . . . . . . . . . . . . . . 25
      5.3   Release of Units . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
      5.4   Release of Units - Consent of Holders. . . . . . . . . . . . . . . . . 27
      5.5   Protection of Purchaser. . . . . . . . . . . . . . . . . . . . . . . . 27

6.    PREPAYMENT OF NOTES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
      6.1   Prepayment of Notes upon Event of Loss, Obsolescence, ET Date or Special P.O. Date . . . . . . . . . . . . . . . . . . . . . . . . . 27
      6.2   Notice of Prepayment to Holders. . . . . . . . . . . . . . . . . . . . 29
      6.3   Deposit of Prepayment Price. . . . . . . . . . . . . . . . . . . . . . 30
      6.4   Notes Payable on Prepayment Date . . . . . . . . . . . . . . . . . . . 30

7.    NONAFFILIATED PARTNER TRUSTEE AND INDENTURE TRUSTEE. . . . . . . . . . . . . 30
      7.1   Prepayment of Moneys for Note Payments Held by Indenture
            Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
      7.2   No Representations or Warranties as to Units or Documents. . . . . . . 31

8.    DEFAULTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
      8.1   Indenture Events of Default. . . . . . . . . . . . . . . . . . . . . . 31
      8.2   Acceleration; Rescission and Annulment; Limitations. . . . . . . . . . 33
      8.3   Other Remedies Available to Indenture Trustee. . . . . . . . . . . . . 33
      8.4   Waiver of Nonaffiliated Partner Trustee and Partnership. . . . . . . . 43
      8.5   Waiver of Existing Defaults. . . . . . . . . . . . . . . . . . . . . . 44
      8.6   Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . 44
      8.7   Limitation on Suits by Holders . . . . . . . . . . . . . . . . . . . . 44

                                      ii

SECTION                                                                          PAGE

      8.8   Rights of Holders to Receive Payment . . . . . . . . . . . . . . . . . 44
      8.9   Indenture Trustee May File Proofs of Claim . . . . . . . . . . . . . . 45

9.    INDENTURE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
      9.1   Rights and Duties of Indenture Trustee . . . . . . . . . . . . . . . . 45
      9.2   Individual Rights of Indenture Trustee . . . . . . . . . . . . . . . . 46
      9.3   Funds May Be Held by Indenture Trustee; Investments. . . . . . . . . . 47
      9.4   Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . 47
      9.5   Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
      9.6   Replacement of Indenture Trustee . . . . . . . . . . . . . . . . . . . 49
      9.7   Successor Indenture Trustee by Merger, etc.. . . . . . . . . . . . . . 50
      9.8   Eligibility; Disqualification. . . . . . . . . . . . . . . . . . . . . 50
      9.9   Trustee's Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
      9.10  Withholding Taxes; Information Reporting . . . . . . . . . . . . . . . 51
      9.11  Co-Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51

10.   SATISFACTION AND DISCHARGE; TERMINATION OF OBLIGATIONS . . . . . . . . . . . 52
      10.1  Satisfaction and Discharge of Agreement; Termination of
            Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
      10.2  Survival of Certain Obligations. . . . . . . . . . . . . . . . . . . . 52
      10.3  Moneys to Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . 52
      10.4  Moneys to Be Returned to Nonaffiliated Partner Trustee . . . . . . . . 52

11.   AMENDMENTS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
      11.1  Amendments to This Indenture Without Consent of Holders. . . . . . . . 52
      11.2  Supplements to Partnership Agreement, Guaranty, Services
            Agreement and O&M Agreement Without Holder Consent . . . . . . . . . . 53
      11.3  Amendments With Consent of Holders . . . . . . . . . . . . . . . . . . 54
      11.4  Notation on or Exchange of Notes . . . . . . . . . . . . . . . . . . . 55
      11.5  Indenture Trustee Protected. . . . . . . . . . . . . . . . . . . . . . 55
      11.6  Opinion of Counsel Conclusive as to
            Supplements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

12.   ACTIONS TO BE TAKEN UPON EXERCISE OF CERTAIN RIGHTS. . . . . . . . . . . . . 56
      12.1  Actions to Be Taken upon Exercise of Certain Rights. . . . . . . . . . 56

13.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
      13.1  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
      13.2  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

                                      iii

SECTION                                                                          PAGE

      13.3  No Recourse Against Others . . . . . . . . . . . . . . . . . . . . . . 58
      13.4  Execution in Counterparts. . . . . . . . . . . . . . . . . . . . . . . 58
      13.5  Indenture for Benefit of Nonaffiliated Partner Trustee,
            Indenture Trustee, Beneficiaries and Holders . . . . . . . . . . . . . 58
      13.6  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
      13.7  No Oral Modifications or Continuing Waivers. . . . . . . . . . . . . . 58
      13.8  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . 59
      13.9  Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . 59
      13.10 No Legal Title to Indenture Estate in Holders. . . . . . . . . . . . . 59
      13.11 Capacity in Which Acting . . . . . . . . . . . . . . . . . . . . . . . 59
      13.12 Directly or Indirectly . . . . . . . . . . . . . . . . . . . . . . . . 59


SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-1

Attachments

Exhibit A     Note
Exhibit B     Indenture Supplement No. 1

       TRUST INDENTURE AND SECURITY AGREEMENT dated as of December 15, 1999 among FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Nonaffiliated Partner Trustee, BJ SERVICES EQUIPMENT II, L.P., a Delaware Limited Partnership and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Indenture Trustee hereunder.

                               R E C I T A L S:

       A. Beneficiaries and First Security Trust Company of Nevada, a Nevada banking corporation, have entered into the Trust Agreement whereby, among other things, (i) Nonaffiliated Partner Trustee has established a certain trust for the use and benefit of Beneficiaries, to be subject, however, to the Lien of the Indenture created pursuant hereto and (ii) Nonaffiliated Partner Trustee has been authorized and directed to execute and deliver this Indenture.

       B.     Before the Commencement Date, General Partner and
Organizational Limited Partner formed Partnership pursuant to the Initial Partnership Agreement, and General Partner contributed the Initial Units to Partnership.

       C. Nonaffiliated Partner Trustee, Indenture Trustee and other parties have entered into the Participation Agreement providing for the commitment of the Note Purchasers to purchase Notes in an aggregate amount not to exceed $90,000,000.

       D. Subject to the terms of the Participation Agreement, Nonaffiliated Partner Trustee on the Commencement Date will enter into the Partnership Agreement (which amends and restates the Initial Partnership Agreement) with General Partner, Affiliated Partner and Organizational Limited Partner and will make a capital contribution to Partnership.

       E. The proceeds of the Notes are to be used by Nonaffiliated Partner Trustee to finance a portion of the Nonaffiliated Partner Trustee's capital contribution to Partnership on the Commencement Date.

       F. The parties desire by this Indenture, among other things, (i) to provide for the issuance by Nonaffiliated Partner Trustee of the Notes in accordance with this Indenture, (ii) to provide for the assignment, mortgage and pledge by Nonaffiliated Partner Trustee to Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of Nonaffiliated Partner Trustee's

Partnership Interest and of certain of Nonaffiliated Partner Trustee's right, title and interest under certain Basic Documents and certain payments and other amounts received hereunder or thereunder, and (iii) to provide for the assignment, mortgage and pledge by Partnership to Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all of Partnership's right title and interest in and to the Units (but not the Other Equipment and certain of Partnership's right, title and interest under certain Basic Documents and certain payments and other amounts received with respect thereto, all in accordance with the terms hereof, as security for, among other things, the payment and performance of the Notes and Nonaffiliated Partner Trustee's other obligations to Holders and to Indenture Trustee, for the ratable benefit and security of Holders.

       G. The Holders (i) by entering into the Participation Agreement, have made it possible for Nonaffiliated Partner Trustee to make its capital contribution to Partnership and, accordingly, have conferred financial and other benefits on Partnership and Partners and (ii) would not enter into the transactions contemplated by the Basic Documents without the grant by Partnership and Nonaffiliated Partner Trustee of the Liens provided hereunder.

       H. All things necessary to make this Indenture the legal, valid and binding obligation of Nonaffiliated Partner Trustee, Partnership and Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

       I. For all purposes of this Indenture, except as otherwise defined herein or unless the context otherwise requires:

              (a) capitalized terms used herein shall have the meanings assigned to them in APPENDIX A attached hereto and made a part hereof;

              (b) the words "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Section or other subdivision hereof; and

              (c) all references in this Indenture to Sections and Exhibits refer to Sections and Exhibits of this Indenture unless otherwise indicated.

              NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    SECURITY

       1.1    GRANT OF SECURITY INTEREST.

              To secure the prompt payment of the principal of, Premium, if any, and interest on the Notes from time to time Outstanding in accordance with their terms and to secure the payment, performance and observance by Nonaffiliated Partner Trustee and Partnership of all the agreements, covenants and provisions for the benefit of the Holders and Indenture Trustee contained herein and in the Basic Documents to which Partnership or Nonaffiliated Partner Trustee is, respectively, a party (collectively, the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions hereof,

              (i) Nonaffiliated Partner Trustee does hereby grant, bargain, sell, assign, transfer, convey, pledge and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Indenture Trustee, for itself, and for the Holders from time to time a security interest in and lien on, all estate, right, title and interest of Nonaffiliated Partner Trustee in, to and under the following described property, agreements, rights, interests and privileges, whether now owned or hereafter acquired, arising or existing (which collectively, including, without limitation, all property hereafter specifically subjected to the Lien of this Indenture by Nonaffiliated Partner Trustee by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Nonaffiliated Partner Trustee Indenture Estate"):

                     (A) the Partnership Agreement and Nonaffiliated Partner Trustee's Partnership Interest under the Partnership Agreement (including all instruments or certificates owned or held by or established in favor of Nonaffiliated Partner Trustee with respect to such Partnership Interest) and all rights, authority, powers and privileges of Nonaffiliated Partner Trustee as a holder of such Partnership Interest and all payments and distributions thereunder of whatever kind or character and whether in cash or other property, at any time made or distributable to Nonaffiliated Partner Trustee thereunder or in respect thereof, whether due or to become due and whether representing profits, distributions, repayment of capital contributions or otherwise (including all amounts of Priority Distributions, Supplemental Priority Distributions, Special Distributions, Disposition Amount, ET Amount, Special
              P.O. Amount and payments of any kind required to be made to Nonaffiliated Partner Trustee thereunder), including, without limitation, the immediate and continuing right of Nonaffiliated Partner Trustee to receive and collect all distributions and any other payments or other amounts and the right of Nonaffiliated Partner Trustee to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to consent to any amendment, modification or waiver or to make any claims or demands under or to take any other action provided under or in respect of the Partnership Agreement, the Services Agreement or the O&M Agreement or to accept surrender of any Unit or Units, including all the rights and powers of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other
              Partner, to declare the O&M Agreement and the Services Agreement to be in default, to terminate such agreements and exercise all rights and remedies thereunder and under the Partnership Agreement, including, without limitation, the commencement, conduct and consummation of legal, administrative and other proceedings as permitted thereunder or by law, the liquidation of Partnership, and all rights and powers of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other Partner following a BJ Event of Default to amend, modify or waive such agreements and to exercise the other rights contained in Section
              7 of the Partnership Agreement;

                     (B) all rights, authority, powers and privileges of, and all payments and distributions payable to, Nonaffiliated Partner Trustee under Sections 5.11 through 5.18 and Section 5.22 of the Participation Agreement;

                     (C) without limiting the foregoing clause (A) or (B), all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture which relate to such Partnership Interest, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                     (D) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with Indenture Trustee by or for the account of Nonaffiliated Partner Trustee pursuant to any term of any Basic Document and held or required to be held by Indenture Trustee hereunder that relate to Partnership, the Units or to the Notes;

                     (E) the Guaranty, including, without limitation, all covenants and warranties in favor of Nonaffiliated Partner Trustee and all other rights and remedies of Nonaffiliated Partner Trustee thereunder, whether now owned or hereafter acquired; and

                     (F) all proceeds of the foregoing (Nonaffiliated Partner Trustee, concurrently, with the delivery hereof, having delivered to Indenture Trustee originals of the executed Partnership Agreement, O&M Agreement, Services Agreement, Guaranty and the relevant Partnership Agreement Supplement and O&M Agreement Supplement and executed counterparts of the Trust Agreement); and

              (ii) Partnership does hereby grant, bargain, sell, assign, transfer, convey, pledge and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Indenture Trustee, for itself, and for the Holders from time to time a security interest in and lien on, all estate, right, title and interest of Partnership in, to and under the following described property, agreements, rights, interests and privileges, whether now owned or hereafter acquired, arising or existing (which collectively, including, without limitation, all property hereafter specifically subjected to the Lien of this Indenture by Partnership by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Partnership Indenture Estate" and together with the Nonaffiliated Partner Trustee Indenture Estate herein called the "Indenture Estate"):

                     (A) the Units and all replacements thereof and substitutions therefor in which Partnership shall from time to time acquire an interest under the Contribution Agreements and the Partnership Agreement, as more particularly described in the Indenture Supplement, Partnership Agreement Supplement and O&M Agreement Supplement executed and delivered with respect to such Units;

                     (B) without limiting the foregoing clause(A), all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture which relate to the Contribution Agreements, the Units or the Notes, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                     (C) all insurance proceeds, sale proceeds or proceeds arising out of a taking, condemnation, requisition or appropriation by any government authority with respect to Partnership, the Units or any Unit, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                     (D) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with Indenture Trustee by or for the account of Partnership pursuant to any term of any Basic Document and held or required to be held by Indenture Trustee hereunder that relate to the Units or to the Notes;

                     (E) all Contribution Agreements, including, without limitation, all covenants and warranties in favor of Partnership and all other rights and remedies of Partnership thereunder, whether now owned or hereafter acquired; and

                     (F) all proceeds of the foregoing (Partnership, concurrently, with the delivery hereof, having delivered to Indenture Trustee originals of the executed Partnership Agreement, O&M Agreement, Services Agreement, Contribution Agreements, Guaranty and the relevant Partnership Agreement Supplement and O&M Agreement Supplement and executed counterparts of the Trust Agreement);

excluding however, all Excepted Property. Such mortgage, charge, hypothec, security interest and assignment shall attach to the Partnership Agreement, the O&M Agreement and the Services Agreement and the amounts due and to become due thereunder upon the execution and delivery of this Agreement, the Participation Agreement, the Partnership Agreement, the O&M Agreement and the Services Agreement; such security interest shall attach to the Units specifically described in a supplement hereto upon the execution and delivery of such supplement. The mortgage, charge, hypothec, security interest and assignment granted hereunder shall in all events be subject to the terms and conditions of this Indenture and the rights of Nonaffiliated Partner Trustee and Partnership, respectively hereunder.

       There shall be excluded from the foregoing grant of security interest and assignment all Excepted Property. It is further expressly agreed and stipulated that the foregoing grant shall not include any Other Equipment, including any Replacement Items.

       1.2    EXCLUDED RIGHTS.

              (a) Notwithstanding the foregoing assignment, Nonaffiliated Partner Trustee and Partnership, respectively, shall have the right, not to the exclusion of Indenture Trustee:

                     (i) to receive from Partnership, General Partner, Affiliated Partner, Service Taker and Operator, respectively, duplicate copies of all notices, documents, reports and other information that Partnership, General Partner, Affiliated Partner, Service Taker and Operator are required or permitted to give to Nonaffiliated Partner Trustee or Partnership under the Partnership Agreement, the Services Agreement, the O&M Agreement, the Participation Agreement or any other Basic Document;

                     (ii) to inspect the Units and Partnership's, General Partner's, Affiliated Partner's, Service Taker's, and Operator's respective records with respect thereto and with respect to the Partnership Agreement, O&M Agreement and the Services Agreement;

                     (iii) to provide or carry insurance in addition to that required to be carried by Operator pursuant to the O&M Agreement so long as such additional insurance does not adversely affect Operator's insurance or the cost thereof or impair the collectibility of such insurance carried by Operator; and

                     (iv) in the case only of Nonaffiliated Partner Trustee, subject to the limitations of Section 8.3(e)(i)(5), to make advances to protect or preserve the Units, and to pay, purchase, contest or compromise any insurance premium, encumbrance, charge, tax, lien or other sum that in the reasonable judgment of

Nonaffiliated Partner Trustee appears to affect the Units to enable it to exercise its rights under this Indenture.

              (b) If no Indenture Event of Default exists, Nonaffiliated Partner Trustee and Partnership shall have the right:

                     (i) jointly with and not to the exclusion of Indenture Trustee, to consent or withhold consent to any amendment, modification or waiver of any provision of the Partnership Agreement, Sections 5.11 through 5.18 and
5.22 of the Participation Agreement, any provision of the O&M Agreement, any provision of the Services Agreement to which Nonaffiliated Partner Trustee has the right to join or consent pursuant to Section 11.2 of the Services Agreement, it being the intention of the parties that consent of Nonaffiliated Partner Trustee and Indenture Trustee shall be required for any such amendment, modification or waiver;

                     (ii) to the exclusion of Indenture Trustee, but jointly with Nonaffiliated Partner Trustee and Partnership, to adjust the Priority Distributions, Disposition Values, Disposition Amount pursuant to and in accordance with Section 2.7 of the Participation Agreement, and to amend the Partnership Agreement to reflect any such adjustment, if such adjustment or amendment does not reduce the amounts payable under the Partnership Agreement on any date below that necessary to pay in full, when due, the principal of, Premium, if any, and the interest on the Notes due or to become due on such date; and

                     (iii) to the exclusion of Indenture Trustee, but jointly with Nonaffiliated Partner Trustee and Partnership to determine the "Fair Market Value" pursuant to Section 5.17 of the Participation Agreement.

              (c) During the continuance of an Indenture Event of Default and until Indenture Trustee forecloses on the Indenture Estate, Nonaffiliated Partner Trustee shall have the right, jointly with and not to the exclusion of Indenture Trustee, to consent or withhold consent to any amendment, modification or waiver of Sections 3.1, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15.1, 15.2, 15.3,
17, 19, 20, 22, 23.1 and 23.8 of the O&M Agreement, Sections 3.1, 4, 5, 6, 7.1,
7.2, 7.3, 9, 10, 12 and 13.1 of the Services Agreement, Sections 2.4, 3, 4, 6, 7, 9, 10, 11, 13.1, 13.2 and 13.5 of the Partnership Agreement and Sections 5.11 through 5.18 and 5.22 of the Participation Agreement, it being the intention of the parties that consent of both Nonaffiliated Partner Trustee and

Indenture Trustee shall be required for any such amendment, modification or waiver.

              (d) Subject to Section 1.2(b)(iii), Nonaffiliated Partner Trustee and Indenture Trustee shall jointly determine the "Fair Market Value" pursuant to the Basic Documents.

       1.3    HABENDUM CLAUSE

       TO HAVE AND TO HOLD all and singular the property described in
Section 1.1 (exclusive of Excepted Property, Other Equipment and Replacement Items) unto Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Holders from time to time, without any preference, priority or distinction of any one Note over any other Note under this Indenture, and for the benefit and security of Indenture Trustee and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

       1.4    ATTACHMENT OF SECURITY INTEREST.

       This Indenture, as supplemented from time to time, is intended to and shall create and grant to Indenture Trustee a security interest in each of the Units (but not the Other Equipment or Replacement Items or the Excepted Property), which security interest shall attach on the Commencement Date or other date on which Partnership acquires an interest in such Units. The security interests created by this Indenture and the Indenture Supplements and granted to Indenture Trustee hereunder and thereunder in the Indenture Estate other than the Units shall likewise attach on the Commencement Date.

       1.5    EFFECT OF ASSIGNMENT.

       Anything herein contained to the contrary notwithstanding, Nonaffiliated Partner Trustee or Partnership, as the case may be, shall remain liable under each of the Basic Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance therewith and Indenture Trustee and the Holders shall have no obligation or liability under any of the Basic Documents to which Nonaffiliated Partner Trustee or Partnership, as the case may be, is a party by reason of or arising out of any assignment hereunder, nor shall Indenture Trustee (except as to Indenture Trustee, if Indenture Trustee becomes Nonaffiliated Partner Trustee under the Partnership Agreement) or the Holders be required or obligated in any manner to perform or fulfill any obligations of Nonaffiliated Partner Trustee or Partnership, as the case may be, under or pursuant to any of the Basic Documents to which Nonaffiliated Partner Trustee or Partnership, as the case may be, is a party or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       1.6    APPOINTMENT OF INDENTURE TRUSTEE.

       Subject to the terms and conditions hereof, Nonaffiliated Partner Trustee and Partnership do each hereby constitute Indenture Trustee the true and lawful attorney of Nonaffiliated Partner Trustee or Partnership, as the case may be, irrevocably, with full power (in the name of Nonaffiliated Partner Trustee or Partnership, as the case may be, or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to Nonaffiliated Partner Trustee or Partnership, as the case may be, (other than with respect to the Excepted Property) under or arising out of the Partnership Agreement, the Services Agreement or the O&M Agreement to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which Indenture Trustee may deem to be necessary or advisable in the premises. Nonaffiliated Partner Trustee and Partnership have agreed, in the Partnership Agreement, that Partnership shall make all Priority Distributions, Supplemental Priority Distributions and Special Distributions distributable to Nonaffiliated Partner Trustee directly to Indenture Trustee in accordance with this Indenture (for so long as the Lien of this Indenture shall not have been discharged). Promptly on receipt thereof, Nonaffiliated Partner Trustee or Partnership, as the case may be, shall transfer to Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by Indenture Trustee pursuant to this Indenture, except that Nonaffiliated Partner Trustee shall accept for distribution pursuant to the Trust Agreement or Partnership Agreement, as the case may be, any amounts distributed to it by Indenture Trustee as expressly provided in this Indenture and any Excepted Property.

       1.7    FURTHER ASSURANCES.

       Nonaffiliated Partner Trustee and Partnership each agrees that, at any time and from time to time, upon the written request of Indenture Trustee, Nonaffiliated Partner Trustee or Partnership, as the case may be, will, at General Partner's expense as provided in the Participation Agreement, promptly and duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered to Indenture Trustee any and all such further acts, deeds, conveyances, transfers and assurances as Indenture Trustee may reasonably request for the perfection or protection of the Lien being herein provided for in the Indenture Estate, whether now owned or hereafter acquired. All property described or referred to in Section 1.1 hereafter acquired by Nonaffiliated Partner Trustee or Partnership, as the case may be, shall, without further act, assignment or conveyance by Nonaffiliated Partner Trustee, Partnership or Indenture Trustee, become subject to the Lien of this Indenture as fully and completely as if originally described herein.

       1.8    REPRESENTATIONS AND WARRANTIES.

       Nonaffiliated Partner Trustee does hereby warrant and represent that it has the right, power and authority under the Trust Agreement and Partnership Agreement, and Partnership does hereby warrant and represent that it has the right, power and authority under the Partnership Agreement, to grant a Lien on, and a security interest in, all property comprising the Indenture Estate and that it has not granted, bargained, sold, assigned, transferred, conveyed or pledged a security interest in or lien on, and hereby covenants that it will not grant, bargain, sell, assign, transfer, convey or pledge a security interest in, or lien on, so long as this Indenture remains in effect, any of its right, title or interest in the Indenture Estate to anyone other than Indenture Trustee. Nonaffiliated Partner Trustee will warrant and defend such security interest against all Persons claiming by, through or under Nonaffiliated Partner Trustee. Partnership will warrant and defend such security interest against all Persons claiming by, through or under Partnership.

SECTION 2.    THE NOTES.

       2.1    NOTES; TITLE, DATING AND TERMS.

              (a) The Notes shall be substantially in the form set forth in EXHIBIT A or in the form or forms set forth in the Indenture Supplement. The Notes shall be (i) dated the original date of issuance, (ii) issued in such maturities, aggregate principal amounts, subject to repayment or redemption in the aggregate and bear interest as the same are specified in Exhibit B to the Indenture Supplement, and (iii) each subject to repayment or redemption as specified herein and therein. Accrued interest on each Note shall be payable on each Payment Date until the principal thereof is paid or made available for payment in full.

              (b) The Notes shall be issued in registered form only. The Notes may not be prepaid or redeemed (or purchased in lieu of prepayment or redemption), in whole or in part, except as provided in this Indenture.

              (c) All computations of interest accruing on any Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months.

              (d) The aggregate outstanding principal amount of the Notes shall not exceed at any time $90,000,000. The Notes shall have the same Payment Dates as to both principal and interest.

              (e) The principal of, Premium (as defined in Section 2.15), if any, and interest on the Notes shall be payable in immediately available funds at the principal corporate trust office of Indenture Trustee.

              (f) All payments in respect of the Notes shall be made in United States dollars.

       2.2    EXECUTION AND AUTHENTICATION.

              (a) Notes shall be executed on behalf of Nonaffiliated Partner Trustee by manual signature of the president, a senior vice president, a vice president, an assistant vice president, its treasurer, its secretary, an assistant secretary, an assistant treasurer or other authorized officer of Nonaffiliated Partner Trustee.

              (b) Immediately after the execution of the Notes, Nonaffiliated Partner Trustee shall deliver such Notes to Indenture Trustee for authentication and, subject to the provisions of Section 2.10, Indenture Trustee shall authenticate the Notes by manual signature upon written orders of Nonaffiliated Partner Trustee. Notes shall be authenticated on behalf of Indenture Trustee by any authorized officer or signatory of Indenture Trustee.

              (c) A Note shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of Nonaffiliated Partner Trustee by the manual signature of the officer of Nonaffiliated Partner Trustee specified in Section 2.2(a) and until authenticated on behalf of Indenture Trustee by the manual signature of the authorized officer or signatory of Indenture Trustee specified in Section 2.2(b). Such signatures shall be conclusive evidence that such Note has been duly executed, authenticated and issued under this Indenture and any Indenture Supplement.

              (d) The authentication by Indenture Trustee of any Note issued hereunder shall not be construed as a representation or warranty by Indenture Trustee as to the validity or security of this Indenture or such Note, and Indenture Trustee shall in no respect be liable or answerable for the use made of such Note or the proceeds thereof.

       2.3 REGISTER. Indenture Trustee shall maintain an office where the Notes may be presented for registration of transfer or for exchange. At such office, the registrar (the "Registrar") shall keep a register (the "Register") with respect to the Notes and their transfer and exchange. The names and addresses of Holders, the transfers of the Notes and the names and addresses of the transferees of all Notes shall be registered in the Register. Indenture Trustee may appoint one or more co-registrars (the "Co-Registrars") for the Notes and Indenture Trustee may terminate the appointment of any Co-Registrar at any time upon written notice. The term "Registrar" includes any Co-Registrar.

       2.4 TRANSFER AND EXCHANGE. At the option of a Holder and subject to Section 2.3 and Section 6.2 of the Participation Agreement, Notes may be presented for exchange or surrendered for transfer for an equal aggregate principal amount of other Notes, having the same date of original issue, Payment Dates, Debt Rate and Maturity Date as the Notes so to be exchanged or transferred at the office of the Registrar. Whenever any Note or Notes are so presented or surrendered, Nonaffiliated Partner Trustee shall execute and deliver to Indenture Trustee, and Indenture Trustee shall authenticate and deliver to the Holder, the replacement Note or Notes which such Holder or the transferee, as the case may be, is entitled to receive. Each replacement Note shall bear a notation by Indenture Trustee of (a) the aggregate amounts of principal of, and Premium, if any, on such replacement Note that were paid to any Holder of the replaced Note at any time prior to the delivery of the replacement Note, and (b) the date to which interest on such replacement Note had been paid to any Holder of the replaced Note prior to the delivery of the replacement Note.

       Any Note issued in connection with an exchange or transfer of existing Notes shall be in a principal amount not less than the lesser of (a) the then outstanding principal amount of the Note presented for exchange or transfer and (b) $1,000,000, subject to Section 6.2 of the Participation Agreement.

       All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Nonaffiliated Partner Trustee, evidencing the same obligations, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

       Every Note presented or surrendered for registration of transfer or exchange shall (if so required by Indenture Trustee or Nonaffiliated Partner Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer or exchange in form satisfactory to, Indenture Trustee and Nonaffiliated Partner Trustee, duly executed by the requesting Holder or such Holder's attorney duly authorized in writing.

       No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

       The Registrar shall not be required (a) to register the transfer of or to exchange any Note during a period beginning at the opening of business 10 days before the day of the scheduled prepayment (or purchase in lieu of prepayment where applicable) of Notes pursuant to Section 6.1 or 8.3(e) and ending at the close of business on the scheduled date of prepayment (or purchase) or (b) to register the transfer of or to exchange any Note called for prepayment (or purchase in lieu of prepayment where applicable) pursuant to such Section 6.1 or 8.3(e).

       2.5    INDENTURE TRUSTEE AS AGENT; OWNERSHIP OF NOTES.

              (a) Indenture Trustee is hereby appointed the agent of Nonaffiliated Partner Trustee for the payment, registration, transfer and exchange of Notes. Subject to the provisions of Section 2.8, Notes may be presented for payment at, and notices or demands with respect to the Notes or this Indenture may be served or made at, the principal corporate trust office of Indenture Trustee. Indenture Trustee shall promptly notify Nonaffiliated Partner Trustee of any such presentment, notice or demand; provided, however, that the failure of Indenture Trustee to so notify Nonaffiliated Partner Trustee shall not affect the obligations of Nonaffiliated Partner Trustee hereunder or under the Notes or, absent gross negligence or wilful misconduct, give rise to any liability of Indenture Trustee to Nonaffiliated Partner Trustee or to any other Person for any such failure.

              (b) Ownership of the Notes shall be proved by the Register kept by the Registrar. Prior to due presentment for registration of transfer of any Note, Nonaffiliated Partner Trustee and Indenture Trustee shall deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, Premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither Nonaffiliated Partner Trustee nor Indenture Trustee shall be affected by notice to the contrary.

       2.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If any Note is mutilated, destroyed, lost or stolen, Nonaffiliated Partner Trustee shall, upon the written request of the relevant Holder, issue and execute, and Indenture Trustee shall authenticate and deliver to the relevant Holder in replacement thereof, a new Note of the same date of original issue and having the same Payment Dates, Debt Rate and Maturity Date, payable to the same Holder in the same principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to Indenture Trustee. If the Note being replaced has been destroyed, lost or stolen, the relevant Holder shall furnish to Nonaffiliated Partner Trustee and Indenture Trustee (i) such security or indemnity as may be required by them to save Nonaffiliated Partner Trustee and Indenture Trustee harmless and (ii) evidence satisfactory to Nonaffiliated Partner Trustee and Indenture Trustee of the destruction, loss or theft of such Note and of the ownership thereof. If the original Holder or such other Person that is an institutional investor is the owner of any such destroyed, lost or stolen Note, then the affidavit of the President, any Vice President, Assistant Vice President, Treasurer or Secretary of the original Holder or such other Person setting forth the fact of destruction, loss or theft and of its ownership of the Note, at the time thereof, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such original Holder or other Person reasonably satisfactory to Nonaffiliated Partner Trustee and Indenture Trustee to indemnify (including for any costs and expenses, including reasonable attorneys' fees) Nonaffiliated Partner Trustee and Indenture Trustee for any claims or actions against them resulting from the issuance of such new Note or the reappearance of the old Note. Each Note issued pursuant to this Section 2.6 shall bear a notation by Indenture Trustee of (a) the aggregate amounts of principal of, and Premium, if any, on, such mutilated, destroyed, lost or stolen Note that were paid to any Holder thereof at any time before the delivery of such new Note and (b) the date to which interest on such mutilated, destroyed, lost or stolen Note had been paid to any Holder thereof at or prior to the time of such delivery.

       2.7 CANCELLATION. All Notes surrendered for the purpose of payment, redemption, transfer or exchange shall be delivered to Indenture Trustee for cancellation or, if surrendered to Indenture Trustee, shall be canceled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by this Indenture. Indenture Trustee shall deliver a certificate to Nonaffiliated Partner Trustee specifying any cancellation of Notes that has been made. All such canceled Notes shall be held by Indenture Trustee until this Indenture is discharged, at which time Indenture Trustee shall either deliver such canceled Notes in a manner necessary to effect the discharge and release of this Indenture or, if no such delivery is necessary, such Notes shall be delivered to or disposed of as directed by Nonaffiliated Partner Trustee.

       2.8    PAYMENT ON NOTES.

              (a) The principal of, the Premium, if any, interest on, and any other amounts payable with respect to, the Notes shall be payable at the principal office of Indenture Trustee, in lawful money of the United States of America without surrender or presentation of such Note and without any notation being made thereon. The Holder (or the Person for whom such Holder is a nominee) will, before selling, transferring or otherwise disposing of such Note, present such Note to Indenture Trustee for transfer and notation as provided in Section 2.4. Any payment or prepayment of amounts due on the Notes in accordance with the terms thereof and hereof which is due on a date that is not a Business Day shall be payable, at the election of Nonaffiliated Partner Trustee, on the next following Business Day without penalty or reduction of, or increase in, the amount of interest that is payable thereon.

              (b) Notwithstanding Section 2.8(a), if any Note is held by the original Note Purchaser, a permitted successor or assign that is an institutional investor or a nominee thereof, Indenture Trustee shall, if requested in writing by such Holder, pay interest on such Note and pay or prepay the principal thereof and the Premium, if any, thereon and shall pay all other amounts due with respect to such Note, by check, duly mailed, by first-class mail, postage prepaid, or delivered to such Holder at its address appearing on the Register. Upon written notice from any Holder that is an original Note Purchaser, a permitted successor or assign that is an institutional investor or a nominee thereof, which notice shall be given not less than 30 days before the payment or prepayment of the Notes (and Section
2.16 shall constitute such written notice and wire transfer instructions until otherwise designated in the case of the Note Purchasers), Indenture Trustee will pay interest on such Note and pay or prepay the principal thereof and the Premium, if any thereon, by wire transfer of immediately available funds to such institution in the continental United States as such Holder may designate in such notice, such wire transfers to be made on each date on which such payment or prepayment is due if, and only so long as, such institution has facilities for the receipt of a wire transfer. Indenture Trustee will transmit any such wire transfer from its offices not later than 1:00 p.m. (New York time) on each date on which payment or prepayment is due if, and only so long as, available funds therefor have been received by Indenture Trustee by 11:00 a.m. (New York time) on such date or, if Indenture Trustee has not received such available funds, Indenture Trustee will transmit such wire transfer promptly upon receipt of such available funds.

              (c) A Holder shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Premium, if any, and interest on all Notes held by such Holder and all other sums payable to such Holder and secured hereunder are paid in full.

       2.9 PAYMENT FROM INDENTURE ESTATE ONLY; NONRECOURSE OBLIGATIONS; EXCESS AMOUNTS.

              (a) All amounts payable by Indenture Trustee and Nonaffiliated Partner Trustee under the Notes, this Indenture and the relevant Indenture Supplement shall be made only from the income and proceeds of the Indenture Estate and each Holder by its acceptance of its Note agrees that (i) it will look solely to such Indenture Estate for the payment of such amounts, to the extent available for distribution to it as herein provided, and (ii) none of Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any of their permitted successors or assigns, is or shall be personally liable to any Holder for any amount payable under such Note or this Indenture, except, in the case of Nonaffiliated Partner Trustee and Indenture Trustee and any of their permitted successors or assigns, as expressly provided in this Indenture. Notwithstanding any other provision of this Indenture, including
Section 9, First Security shall be liable hereunder in its individual capacity for its own willful misconduct or gross negligence or, in the case of the holding or transfer of funds, the failure to act with the same care as it uses in the handling of its own funds.

              (b) First Security is entering into this Indenture solely as Nonaffiliated Partner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall First Security, or any entity acting as successor trustee under the Trust Agreement, be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations hereunder or thereunder; provided that First Security shall be liable hereunder (i) for the performance of its agreements under Sections 3.5(c), 5.5 and 5.9 of the Participation Agreement, and (ii) for its own willful misconduct or gross negligence or, in the case of the holding and transfer of funds, the failure to act with the same care as it uses in the handling of its own funds. If a successor Nonaffiliated Partner Trustee is appointed in accordance with the terms of Section 8 of the Trust Agreement and the Participation Agreement, such successor Nonaffiliated Partner Trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor Nonaffiliated Partner Trustee and First Security shall be released from all further duties and obligations hereunder, without prejudice to any claims against such predecessor Nonaffiliated Partner Trustee or First Security, for any default by such predecessor Nonaffiliated Partner Trustee or First Security, respectively, in the performance of its obligations hereunder prior to such appointment.

              (c) If (i) all or any part of the Trust Estate becomes the property of, or any Beneficiary becomes, a debtor subject to the reorganization provisions of the Bankruptcy Reform Act of 1978 or any successor provision,
(ii) pursuant to such reorganization provisions, First Security or any Beneficiary is required, by reason of First Security or any Beneficiary being held to have recourse liability to the Holders or Indenture Trustee, directly or indirectly, to make payment on account of the principal of, Premium, if any, or interest on the Notes and (iii) any Holder or Indenture Trustee actually receives any Excess Amount (as defined below) which reflects any payment by First Security or any Beneficiary on account of clause (ii) above, then such Holder or Indenture Trustee, as the case may be, shall promptly refund to First Security or such Beneficiary (whichever shall have made such payment) such Excess Amount. For purposes of this Section 2.9, "Excess Amount" means the amount by which any payment required to be made by First Security or any Beneficiary under clause (ii) above exceeds the amount which would have been received by the Holder(s) or Indenture Trustee if First Security or such Beneficiary had not become subject to the recourse liability referred to in clause (ii) above.

       2.10 EXECUTION AND DELIVERY OF NOTES UPON ORIGINAL ISSUANCE. Nonaffiliated Partner Trustee shall issue, execute and deliver to Indenture Trustee, and Indenture Trustee shall authenticate and deliver to Holders, the Notes for original issuance only upon payment by Holders pursuant to the Participation Agreement of an amount equal to the aggregate original principal amount of the Notes.

       2.11 SECURITY FOR AND PARITY OF NOTES. It is the intention of the parties hereto that all Notes issued and Outstanding hereunder rank on a parity with each other Note and, that as to each other Note, they be secured equally and ratably by the collateral described in this Indenture and any Indenture Supplement without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance, or otherwise, and that each such Note be entitled to the same benefits and security in this Indenture and any Indenture Supplement as each other such Note.

       2.12 APPLICATION OF PAYMENTS TO NOTES. In the case of each Note, each payment of principal of, and Premium, if any, and interest on such Note, shall be applied, first, to the payment of accrued but unpaid interest on such Note (including any interest at the Late Rate on overdue principal, Premium and (to the extent permitted by applicable law) interest) to the date of such payment, second, the balance, if any, remaining thereafter to the payment of the principal amount due and payable on such Note, and third, the balance, if any, remaining thereafter, to the payment of Premium, if any, then due and payable on such Note, provided that such Note shall not be subject to prepayment or redemption by Nonaffiliated Partner Trustee except as provided in Sections 6.1 and 8.3(e).

       2.13   INTENTIONALLY OMITTED.

       2.14 LATE RATE. If Nonaffiliated Partner Trustee, any Beneficiary or a Person designated by any of them elects or is required to redeem, prepay, pay or purchase any Note (in whole or in part) under any provision of this Indenture or any other Basic Document, and such redemption, prepayment or purchase is not consummated on the date originally scheduled therefor (unless, following General Partner's election to remove the Unit or Units from the Lien of the Indenture pursuant to Section 5.16 of the Participation Agreement, to exercise its ET Right pursuant to Section 9.1 of the Partnership Agreement, or to exercise its Special P.O. Right pursuant to
Section 9.4 of the Partnership Agreement, Nonaffiliated Partner Trustee provides written notice to Indenture Trustee and each Holder no later than eight Business Days before such originally scheduled prepayment date to the effect that such termination or purchase will not occur and accordingly it will not be prepaying the Notes on such date), the Notes shall accrue interest at the Late Rate from such originally scheduled date for prepayment to the date of payment, payable on demand.

       2.15 DEFINITION OF PREMIUM. As used herein "Premium" means as at any date a payment thereof is due (the "payment date") in connection with payment or prepayment in respect of any of the Notes the excess of (i) the present value as at the payment of the Prepaid Cash Flows, discounted semiannually at an annual rate which is equal to the Treasury Rate plus 0.50% over (ii) the aggregate principal amount of such Notes then to be paid or prepaid. To the extent that the Treasury Rate plus 0.50% at the time of determination of the Premium is equal to or higher than the rate of interest then borne by such Notes, the Premium shall be zero.

              The following terms shall have the following meanings:

              "PREPAID CASH FLOWS" -- for each date on which a payment of principal or interest, or both, is scheduled to become due on the Notes, an amount determined by subtracting (x) the amount of such payment scheduled to become due on such date after giving effect to any prepayment of principal that was originally scheduled to be paid on the date as to which the determination is being made from (y) the amount of such payment (exclusive of interest accrued to the date of such prepayment) which would have become due on such date but for such prepayment.

              "STATISTICAL RELEASE" -- the then most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, such other reasonably comparable index which shall be designated by a Majority In Interest.

              "TREASURY RATE" -- the yield to maturity of actually traded United States Treasury obligations with a constant maturity (rounded to the nearest month) corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows as set forth on page 5 of the Telerate or, if not available, on page "USD" of the Bloomberg Financial Markets Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States government securities) at 10:00 a.m. (New York City time) on the second Business Day before the date fixed for prepayment, or in the event no such nationally recognized trading screen reporting on-line intraday trading in United States government securities is available, the arithmetic mean of the two most recent yields under the heading "week ending" published in the Statistical Release opposite the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Weighted Average Life to Maturity of the Prepaid Cash Flows. If no maturity exactly corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows shall appear therein, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis (rounding to the nearest month). If such rates shall not have been so published, the Treasury Rate in respect of such determination date shall be calculated pursuant to the next preceding sentence on the basis of the arithmetic mean of the arithmetic means of the secondary market ask rates, as of approximately 3:30 p.m. (New York City time) on the last Business Days of each of the two weeks preceding the payment date, for the actively traded U.S. Treasury security or securities with a maturity or maturities most closely corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows as at such payment or prepayment date, as reported by three primary United States government securities dealers in New York City of national standing selected in good faith by Operator.

              "WEIGHTED AVERAGE LIFE TO MATURITY" -- with respect to the Prepaid Cash Flows, as at the payment or prepayment date for the determination of the Treasury Rate, the number of years obtained by dividing the then Remaining Dollar-years of such Prepaid Cash Flows by the principal amount of Notes then being paid or prepaid. The term "REMAINING DOLLAR-YEARS" of the Prepaid Cash Flows means the product obtained by (x) multiplying
       (A) the principal portion of each Prepaid Cash Flow (including the payment at final maturity), by (B) the number of years (calculated to the nearest one-twelfth) between the time of determination and the date of such Prepaid Cash Flow, and (y) totaling all the products obtained in the computations described in clause (x).

       2.16 SPECIAL RIGHTS OF HOLDERS. Notwithstanding any provision to the contrary in this Agreement, the Indenture or the Notes relating to the manner and place of payment, all amounts payable to a Holder with respect to any Notes held by such Holder or a nominee for such Holder shall be paid by Indenture Trustee to such Holder (without any presentment thereof and without any notation of the payment being made thereon) by check, duly mailed, by first-class mail, postage prepaid, or delivered to such Holder at the address for payments for such Holder or, if a wire transfer to a bank account is designated in Schedule 1 to the Participation Agreement or in a written notice from such Holder to Nonaffiliated Partner Trustee and Indenture Trustee, by wire transfer of immediately available funds to the bank so designated for credit to the account and marked for attention as so designated so long as such bank has facilities for the receipt of a wire transfer, or in any other manner or to any other address in the United States as may be designated by such Holder in a written notice from such Holder to Nonaffiliated Partner Trustee and Indenture Trustee. In the case of any wire transfer, Indenture Trustee will transfer funds from the office of Indenture Trustee not later than 1:00 p.m. New York time on the date any payment or prepayment of principal, Premium, if any, or interest on the Notes is due if funds therefor have been received by Indenture Trustee in cash or in solvent credits acceptable to it by 11:00 a.m., New York time, or if not so received by such time, Indenture Trustee shall transfer such funds promptly upon its receipt of such cash or solvent credits. Each Holder agrees that, if such Holder shall sell or transfer any Notes, such Holder will notify Indenture Trustee of the name and address of the transferee and such Holder will, before the delivery of such Notes, make a notation on such Notes of the date to which interest has been paid thereon and of the amount of any payments or prepayments made on account of the principal thereof.

SECTION 3.    RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE INDENTURE
              ESTATE.

       3.1 PAYMENT UPON DELIVERY OF UNITS. On the Commencement Date, Indenture Trustee, on behalf of Nonaffiliated Partner Trustee, shall apply the proceeds of the sale of the Notes to the financing of a portion of Nonaffiliated Partner Trustee's capital contribution to Partnership on the Commencement Date in accordance with the provisions of the Participation Agreement.

       3.2 PAYMENTS UPON EVENT OF LOSS, OBSOLESCENCE OR ET RIGHT OR SPECIAL P.O. RIGHT; CERTAIN PREPAYMENTS.

              (a) Except as otherwise provided in Section 3.5, if the Notes are prepaid in whole or in part in accordance with Section 6.1(a), 6.1(b), 6.1(c), 8.3(e)(iii) or 8.3(e)(iv), Indenture Trustee will apply on the Prepayment Date any amounts then held by it in the Indenture Estate with respect to such Notes and received by it from or on behalf of Nonaffiliated Partner Trustee, Guarantor or any other Person (other than in respect of Excepted Property or Other Equipment, in the following order of priority:

              FIRST, so much thereof as is required to pay the Prepayment Price on the Outstanding Notes which are being prepaid in whole or in part pursuant to Section 6.1(a), 6.1(b), 6.1(c), 8.3(e)(iii) or 8.3(e)(iv), as
       the case may be, on the Prepayment Date shall be applied to the prepayment (or purchase, in lieu of prepayment, of the Notes, if applicable) of such Notes in accordance with the appropriate aforesaid Section on the Prepayment Date for application in accordance with the ordering set forth in Section 2.12;

              SECOND, so much thereof as is required to pay all other accrued and unpaid Secured Obligations;

              THIRD, so much thereof as was received by Indenture Trustee with respect to the amounts due to it pursuant to Section 9.5 shall be applied to pay Indenture Trustee such amounts; and

              FOURTH, the balance, if any, thereof remaining shall be distributed to Nonaffiliated Partner Trustee to be held or distributed in accordance with the Trust Agreement.

       3.3 APPLICATION OF PRIORITY DISTRIBUTIONS. Except as otherwise provided in Section 3.5, each Priority Distribution received by Indenture Trustee from or on behalf of Nonaffiliated Partner Trustee, Guarantor or any other Person together with any other amount received by Indenture Trustee with respect to interest on Priority Distributions not made on the relevant Distribution Date shall be distributed by Indenture Trustee in the following order of priority:

              FIRST, so much of such aggregate amount as is required to pay in full the principal and interest then due on all Outstanding Notes shall be distributed to the Holders entitled thereto for application in accordance with the ordering set forth in Section 2.12; and

              SECOND, the balance, if any, of such aggregate amount remaining thereafter shall be distributed to Nonaffiliated Partner Trustee for distribution in accordance with the terms of the Trust Agreement.

       3.4 APPLICATION OF CERTAIN AMOUNTS UPON EVENT OF LOSS. Except as otherwise provided in Section 3.5, any amounts received directly by Indenture Trustee from Nonaffiliated Partner Trustee or through Partnership, Service Taker or Operator from any Government Authority or other Person in connection with an Event of Loss, to the extent such amounts are not at the time to be paid to or retained by Partnership pursuant to Section 11 or 12 of the O&M Agreement or Section 5.14 or 5.15 of the Participation Agreement (other than with respect to Excepted Property or Other Equipment, shall, except as otherwise provided in the next sentence, be applied in accordance with
Section 3.2 in reduction of Partnership's obligations to distribute a Supplemental Priority Distribution in an amount equal to Disposition Amount and other amounts referred to or described in Section 5.12 of the Participation Agreement and Section 6.1(c) of the Partnership Agreement and the remainder, if any, shall, except as provided in the next sentence, be distributed to Nonaffiliated Partner Trustee to be distributed in accordance with the terms of the Trust Agreement. Any portion of any such amount referred to in the preceding sentence that is not to be so paid or retained by Partnership pursuant to the O&M Agreement and the Participation Agreement, solely because a BJ Default or BJ Event of Default exists, shall be held by Indenture Trustee, and at such time as no BJ Default or BJ Event of Default exists, such portion shall be paid to Partnership, unless Indenture Trustee (as assignee from Nonaffiliated Partner Trustee of certain rights with respect to the O&M Agreement) theretofore declares the O&M Agreement to be in default or terminates the O&M Agreement pursuant to
Section 15 thereof, in which event such portion shall be distributed forthwith upon such declaration or termination in accordance with Section 3.5.

       3.5 AMOUNTS DURING INDENTURE EVENT OF DEFAULT. All distributions and payments (except with respect to Excepted Property) received and amounts held or realized by Indenture Trustee with respect to Nonaffiliated Partner Trustee's Partnership Interest or Partnership's interest in any Unit subject to the Lien of this Indenture while an Indenture Event of Default exists (including any amounts thereafter realized by Indenture Trustee from the exercise of any remedies pursuant to Section 8), as well as all distributions, payments or amounts then held or thereafter received by Indenture Trustee as part of the Indenture Estate while such Indenture Event of Default exists, shall be distributed by Indenture Trustee in the following order of priority:

              FIRST, so much of such distributions, payments or amounts as is required to pay Indenture Trustee all amounts then due it pursuant to
       Section 9.5 shall be applied to pay Indenture Trustee such amounts;

              SECOND, so much of such distributions, payments or amounts as is required to pay the expenses (including, without limitation, all fees, taxes, assessments, insurance and other proper charges)(i) of any sale, taking or other proceeding, (ii) of or in connection with the use, operation, storage, leasing, controlling or managing the Indenture Estate and of all maintenance, insurance, repairs, replacements, alterations, additions or improvements of any property included in the Indenture Estate, (iii) of or in connection with realizing on any of the collateral in the Indenture Estate, including, in the case of each of clauses (i), (ii) and (iii) all reasonable attorneys' fees and expenses, court costs and any other reasonable expenditures incurred or advances made by Indenture Trustee or any Holder in the protection, exercise or enforcement of any right, power or remedy or taking of any other action permitted by this Indenture or by law upon such Indenture Event of Default, all of the foregoing to the extent incurred in accordance with
       Section 8.3(c);

              THIRD, so much of such distributions, payments or amounts remaining as is required to pay the principal then due and payable of all of the Notes then Outstanding and accrued interest then due and payable on all such Notes then Outstanding payable to the applicable Holders, whether by declaration of acceleration pursuant to Section 8.2 or otherwise, shall be applied to the payment of such principal and interest due and payable for application in accordance with the ordering set forth in Section 2.12; and in case such distributions, payments or amounts are insufficient to pay in full the whole amount aforesaid, then to the payment of such principal and interest, in accordance with the ordering (except as to Premium) set forth in Section 2.12, without any preference, priority or distinction of one such Note over another, ratably according to the aggregate amount so payable for principal and interest, at the date fixed by Indenture Trustee for the distribution of such distributions, payments or amounts;

              FOURTH, the balance, if any, of such distributions, payments or amounts remaining thereafter shall be distributed to Nonaffiliated Partner Trustee for distribution under the Trust Agreement;

except that, anything in this Section 3 to the contrary notwithstanding, after Indenture Trustee has knowledge of an Indenture Event of Default (including, without limitation, a BJ Event of Default), all amounts (other than with respect to Excepted Property or Other Equipment that, but for the provisions of this
Section 3.5, would otherwise be distributable by Indenture Trustee to Nonaffiliated Partner Trustee, shall be held by Indenture Trustee as part of the Indenture Estate, and if (i) such amounts shall have been retained by Indenture Trustee for more than 180 days, (ii) the unpaid principal amount of all Notes have not been declared to be immediately due and payable and (iii) in the case of an Indenture Event of Default arising solely out of a BJ Event of Default, Indenture Trustee does not commence the exercise of any one or more of the available remedies if any, referred to in Section 6.1(d), 11.1, 11.3 or 11.4 of the Partnership Agreement, Section 5.22 of the Participation Agreement, Section
7.1 of the Services Agreement or Section 15.1 of the O&M Agreement (the choice of which remedy or remedies to exercise to be made by Indenture Trustee in its sole good faith discretion) to the extent such remedy or remedies are then available and may be exercised by Indenture
Trustee (the determination of which remedy or remedies, if any, are then available and may be exercised by Indenture Trustee to be made by Indenture Trustee in its sole good faith discretion), such amounts shall be distributed to Nonaffiliated Partner Trustee in accordance with the other applicable provisions of this Section 3.

       3.6 AMOUNTS FOR WHICH APPLICATION IS PROVIDED IN OTHER BASIC DOCUMENTS. Except as otherwise provided in this Indenture, any distribution or payment received by Indenture Trustee for which provision as to the application thereof is made in another Basic Document shall be distributed to the Person for whose benefit such distributions or payments were made in accordance with the terms of such Basic Document.

       3.7 AMOUNTS FOR WHICH NO APPLICATION IS OTHERWISE PROVIDED. Except as otherwise provided in Section 3.5 or 3.6, any distribution or payment received by Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in another Basic Document shall be distributed in accordance with Section 3.5, except that any distribution or payment received and amounts realized by Indenture Trustee with respect to Nonaffiliated Partner Trustee's interest in Partnership or the Units to the extent received or realized at any time after the conditions set forth in Section 10 for the satisfaction and discharge of this Indenture are satisfied, as well as any other amounts remaining as part of the Indenture Estate after such satisfaction, shall be distributed by Indenture Trustee to Nonaffiliated Partner Trustee for distribution under the Trust Agreement.

       3.8 EXCEPTED PROPERTY. Indenture Trustee shall deliver any Excepted Property received by it to whomsoever is lawfully entitled to the same.

       3.9 NOTICE OF NONPAYMENT. By 2:00 p.m., New York time, on the Distribution Date of any Priority Distribution, Indenture Trustee shall notify the Holders, Nonaffiliated Partner Trustee, Beneficiaries and General Partner, by telephone, which notice shall be confirmed in writing by facsimile transmission, if Indenture Trustee has not received such Priority Distribution; but the failure of Indenture Trustee so to notify such parties shall not affect the obligations of Nonaffiliated Partner Trustee hereunder or under the Notes or of Partnership under the Partnership Agreement or the Participation Agreement or give rise to any liability of Indenture Trustee to such parties or any other Person for any such failure.

SECTION 4.    COVENANTS OF NONAFFILIATED PARTNER TRUSTEE AND PARTNERSHIP.

       4.1    Nonaffiliated Partner Trustee hereby covenants and agrees that:

              (a) it will, subject to Section 2.9, pay or cause to be paid when due all amounts of principal of, Premium, if any, and interest on the Notes and all other amounts due hereunder (in any case, without duplication of amounts theretofore paid to Indenture Trustee in respect thereof);

              (b) if any responsible officer of Nonaffiliated Partner Trustee has actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, Nonaffiliated Partner Trustee will give prompt written notice thereof to Indenture Trustee and Operator;

              (c) it will not, in its capacity as Nonaffiliated Partner Trustee, engage in any business or other activity (including the incurrence of indebtedness for money borrowed), except as contemplated hereby or by the other Basic Documents; and

              (d) it will not, except with respect to Excepted Property or except as expressly permitted hereunder, declare a default, or exercise any remedies under, or terminate, modify or accept a surrender of, or offer or agree to any termination, modification or surrender of, the Services Agreement, the O&M Agreement or the Partnership Agreement.

       4.2 Partnership hereby covenants and agrees that if any responsible officer of General Partner or Affiliated Partner has actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, Partnership will give prompt written notice thereof to Indenture Trustee and Operator.

SECTION 5. DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING CONTINUATION OF PARTNERSHIP.

       5.1 DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING CONTINUATION OF PARTNERSHIP. So long as Partnership is in existence and the

Partnership Agreement, the O&M Agreement and the Services Agreement are in effect:

              (a) MODIFICATIONS. Operator has the obligation, or the right, to make certain Modifications to the Units. Any Optional Modification that is a Non-Severable Modification and any Required Modification shall become subject to the Lien of this Indenture and the relevant Indenture Supplement. Any Optional Modifications that are Severable Modifications shall not become subject to the Lien of this Indenture. Indenture Trustee shall promptly execute an appropriate written instrument or instruments to confirm the absence of a security interest in any Optional Modification that is a Severable Modification; provided that Indenture Trustee receives a written request from Partnership therefor addressed to Indenture Trustee and Nonaffiliated Partner Trustee certifying that the Modifications are Severable Modifications which are not Required Modifications.

              (b) SUBSTITUTION OF UNITS. Upon the occurrence of (y) an Event of Loss, or (z) an optional substitution of a Unit pursuant to Section
5.11 of the Participation Agreement, Section 7.2(d) of the Partnership Agreement and Section 8.4 of the O&M Agreement, Partnership and Operator may substitute a replacement for such Unit, upon satisfaction of the conditions provided therefor in Section 5.11 or 5.12, as the case may be, of the Participation Agreement. Any Unit substituted as permitted under Section 5.11 or 5.12 of the Participation Agreement shall become subject to the Lien of this Indenture. Nonaffiliated Partner Trustee and Indenture Trustee shall execute, concurrently with any such substitution pursuant to said Section
5.11 or 5.12, an Indenture Supplement substantially in the form of EXHIBIT B with respect to any such Unit substituted in accordance with Section 5.11 or
5.12 of the Participation Agreement. Upon satisfaction of the conditions contained herein and in the Participation Agreement, Indenture Trustee shall execute and deliver to Operator, Partnership and Nonaffiliated Partner Trustee an instrument releasing its Lien in and to such replaced Unit and shall execute for recording in public offices, at the expense of Partnership, such instruments in writing as Nonaffiliated Partner Trustee or Operator shall reasonably request and as shall be reasonably acceptable to Indenture Trustee in order to make clear upon public records that such Lien with respect to such replaced Unit has been released under the laws of the applicable jurisdiction.

       5.2 POSSESSION OF UNITS. So long as no BJ Event of Default exists, Partnership shall be permitted to remain in full possession, enjoyment and control of the Units and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto, including, without limitation, the right to grant to Operator and Service Taker and their respective permitted successors and assigns possession, enjoyment and control of the Units; provided that the possession, enjoyment, control and use thereof shall at all times be subject, insofar as Partnership is concerned, to the observance and performance of the terms of this Indenture. Without limiting the generality of the foregoing, it is expressly understood and agreed that providing Services to Service Taker and the use and possession of the Units by Operator under and subject to the Services Agreement and the O&M Agreement, respectively, shall not constitute a violation of this Section 5.2.

       5.3 RELEASE OF UNITS. So long as no Indenture Default or Indenture Event of Default exists, Indenture Trustee shall execute a release in respect of any Unit in the following instances:

              (a) in the case of a Reduction Election with respect to a Unit or Units pursuant to Section 5.16 of the Participation Agreement and
Section 7.2(e) of the Partnership Agreement, upon receipt by Indenture Trustee of (i) written notice of such Reduction Election pursuant to Section
5.16 of the Participation Agreement and (ii) all amounts payable to it pursuant to Section 6.1(b) in connection with such Reduction Election;

              (b) in the case of the exercise by General Partner of its ET Right pursuant to Section 9.1 of the Partnership Agreement or its Special P.O. Right pursuant to Section 9.4 of the Partnership Agreement, upon receipt by Indenture Trustee of (i) written notice of such exercise pursuant to
Section 9.1 or 9.4 of the Partnership Agreement and (ii) all amounts payable to it pursuant to Section 6.1(c) in connection with such exercise of the ET Right or the Special P.O. Right;

              (c) when designated by Partnership for a cash settlement after the occurrence of an Event of Loss pursuant to Section 5.12 of the Participation Agreement, upon receipt by Indenture Trustee of (i) written notice thereof pursuant to Section 5.12 of the Participation Agreement and
(ii) all amounts payable to it pursuant to Section 6.1(a) in connection with such Event of Loss; and

              (d) in the case of a Unit to be replaced in connection with an optional substitution (the "Replaced Unit") of a Unit pursuant to Section
5.11 of the Participation Agreement and Section 7.2(d) of the Partnership Agreement or Section 5.12 of the Participation Agreement and Section 7.2(c) of the Partnership Agreement, as the case may be, upon the compliance with the terms of such Section 5.11 or 5.12, as the case may be, of the Participation Agreement and the attachment of the Lien of the Indenture to the Unit being delivered to Partnership in substitution for the Replaced Unit.

       Subject to the succeeding sentence, each such release shall be executed only upon receipt by Indenture Trustee of the applicable amount described in this Section 5.3 and the written request of General Partner accompanied by an Officer's Certificate of General Partner setting forth the basis for such request and stating that General Partner has complied with the applicable provisions of the Participation Agreement, together with such additional evidence of such compliance as Indenture Trustee may reasonably request in writing. Upon written request of Nonaffiliated Partner Trustee, in the case of Units returned to Nonaffiliated Partner Trustee, pursuant to
Section 5.17(b) of the Participation Agreement in connection with a Reduction Election pursuant to Section 5.16 thereof, a release shall be executed upon receipt by Indenture Trustee of the amount described in Section 5.3(a).

       5.4 RELEASE OF UNITS - CONSENT OF HOLDERS. Partnership may sell or otherwise dispose of any Unit then subject to the security interest of this Indenture and Indenture Trustee shall release the same from the security interest hereof, to the extent and on the terms, and upon compliance with, the conditions provided for in any written consent given thereto at any time or from time to time by all Holders. The provisions of this Section 5.4 are in addition to the provisions of Section 5.3.

       5.5 PROTECTION OF PURCHASER. No purchaser in good faith of property purporting to be released hereunder shall be bound to ascertain the authority of Indenture Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser in good faith of any Unit be under an obligation to ascertain or inquire into the conditions upon which any such sale is hereby authorized.

SECTION 6.    PREPAYMENT OF NOTES.

       6.1 PREPAYMENT OF NOTES UPON EVENT OF LOSS, OBSOLESCENCE, ET DATE OR SPECIAL P.O. DATE.

              (a) If an Event of Loss occurs with respect to a Unit and such Unit is not replaced pursuant to Section 5.12 of the Participation Agreement, the principal on each Outstanding Note shall be prepaid in part, together with interest on the principal so prepaid, at a Prepayment Price equal to the sum of (1) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate Current Principal Amount of each Outstanding Note as of the Prepayment Date (after deducting therefrom the related scheduled principal payment, if any, due and paid to Indenture Trustee on the Prepayment Date) by a fraction, the numerator of which shall be the Equipment Value of such Unit and the denominator of which shall be the Equipment Value of the Units then subject to the Lien of this Indenture immediately prior to such Prepayment Date, plus (2) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (1) above to but not including the Prepayment Date after giving effect to the application of any Priority Distribution or Supplemental Priority Distribution distributable in accordance with Section 6.1(b) or 6.1(c) of the Partnership Agreement received by Indenture Trustee on or prior to the date of such prepayment. Each prepayment made pursuant to subclause (1) of this clause shall be (A) applied to the prepayment of such Notes being prepaid so that each of the remaining installments of principal of each such Note shall be reduced in the proportion that the principal amount of the prepayment bears to the unpaid principal amount of such Notes immediately before the prepayment and (B) made ratably over the Notes, without preference, priority or distinction of any one such Note over any other. The Prepayment Date for Notes to be prepaid, in whole or in part, pursuant to this Section 6.1(a) shall be the Settlement Date related to the Event of Loss giving rise to the prepayment.

              (b) At any time on a Payment Date occurring after the fifth anniversary of the Commencement Date, if General Partner determines that any Units then subject to the Lien of this Indenture are obsolete or surplus to the needs of Partnership in accordance with Section 5.16 of the Participation Agreement and either (y) Nonaffiliated Partner Trustee has given notice to Indenture Trustee pursuant to Section 5.18 of the Participation Agreement of its election to retain such Units and to prepay the

Notes on the Reduction Date as provided below, or (z) Nonaffiliated Partner Trustee has not given such notice and Partnership has not withdrawn its notice as provided in Section 5.16 of the Participation Agreement, principal on each Outstanding Note shall be prepaid in part, together with interest on the principal so prepaid at a Prepayment Price equal to the sum of (1) as to principal thereof, an amount equal to the product obtained by multiplying the Current Principal Amount of each Outstanding Note as of the Prepayment Date (after deducting therefrom the related scheduled principal payment, if any, due and paid to Indenture Trustee on the Prepayment Date) by a fraction, the numerator of which shall be the Equipment Value of such Unit or Units and the denominator of which shall be the Equipment Value of the Units then subject to the Lien of this Indenture immediately before such Prepayment Date, plus
(2) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (1) above to, but not including, the Prepayment Date after giving effect to the application of any Priority Distribution paid to Indenture Trustee on or before the date of such prepayment, plus (3) the Premium. Each prepayment made pursuant to subclause (1) of this clause (b) shall be (A) applied to the prepayment of such Notes being prepaid so that each of the remaining installments of principal of each such Note shall be reduced in the proportion that the principal amount of the prepayment bears to the unpaid principal amount of such Notes in the aggregate immediately prior to the prepayment and (B) made ratably over the Notes, without preference, priority or distinction of any one such Note over any other. The Prepayment Date for Notes to be prepaid pursuant to this Section 6.1(b) shall be the Payment Date that occurs on the Reduction Date.

              (c) Upon (i) the election of General Partner or its designee to exercise its fixed price purchase option pursuant to Section 9.1 or 9.4 of the Partnership Agreement or (ii) the election of the General Partner to prepay the Outstanding Notes on the ET Date or the Special P.O. Date, as the case may be, notwithstanding that the General Partner or its designee has not elected to exercise the ET Right, the Outstanding Notes shall be prepaid at a Prepayment Price equal to the sum of (1) Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date, plus (3) if such fixed price purchase option is exercised on the Special P.O. Date (but not otherwise) the Premium, plus (4) any other accrued and unpaid Secured Obligations, if any. The Prepayment Date for Notes to be prepaid pursuant to this Section 6.1(c) shall be the Special P.O. Date or the ET Date, respectively.

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

              (d)    Upon the existence of the conditions described in
Section 8.3(e)(iii) and the request of Nonaffiliated Partner Trustee or Beneficiaries and delivery of notice, all pursuant to Section 8.3(e)(iii), each Outstanding Note shall be purchased on the date specified in the notice at a Prepayment Price equal to the sum of (1) the Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date.

              (e)    Upon the existence of the conditions described in
Section 8.3(iv) and the request of Nonaffiliated Partner Trustee or Beneficiaries and delivery of notice, all pursuant to Section 8.3(e)(iv), each Outstanding Note shall be purchased at a Prepayment Price equal to the sum of (1) the Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date, plus (3) the Premium.

       6.2 NOTICE OF PREPAYMENT TO HOLDERS. Notice of prepayment, redemption or purchase with respect to any Notes contemplated by Section 6.1 shall be given by Indenture Trustee, in the manner provided in Section 13.1, not less than five nor more than ten Business Days before the applicable Prepayment Date, to each Holder of such Note to be prepaid or purchased, at such Holder's address appearing in the Register.

       All notices of prepayment shall state:

              (1)    the Prepayment Date;

              (2)    whether the Notes are to be prepaid in whole or in part;

              (3) the Section and clause of this Indenture pursuant to which the prepayment is being made;

              (4) that, with respect to prepayments in whole of the Notes, on the Prepayment Date, the Prepayment Price will become due and payable with respect to the Notes, and that, if any of the Notes are then Outstanding, interest on such Notes shall cease to accrue on and after such Prepayment Date;

              (5) that, with respect to prepayments in part of Notes on the Prepayment Date, the Prepayment Price will become due and payable on such Notes, and that interest with respect to that portion of the Prepayment Price attributable to the principal amount of such Notes shall cease to accrue on and after the applicable Prepayment Date; and

              (6) the Prepayment Price, including in reasonable detail the calculation of the estimated Premium, if any, to be paid in connection therewith.

       6.3 DEPOSIT OF PREPAYMENT PRICE. On or before the Prepayment Date, Nonaffiliated Partner Trustee (or any Person on behalf of Nonaffiliated Partner Trustee) shall, to the extent an amount equal to the Prepayment Price with respect to the Notes to be prepaid, redeemed or purchased on the Prepayment Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with Indenture Trustee by 11:00 a.m. (New York time) on the Prepayment Date in immediately available funds the Prepayment Price with respect to the Notes to be prepaid or purchased.

       6.4 NOTES PAYABLE ON PREPAYMENT DATE. If notice of prepayment, redemption or purchase is given in accordance with Section 6.2, the Notes or portions thereof shall, on the Prepayment Date, become due and payable at the principal corporate trust office of Indenture Trustee, and from and after the related Prepayment Date (unless there is a default in the payment of the Prepayment Price), all Notes then Outstanding shall cease to bear interest as to any portion the principal of which is prepaid.

       If any Note called in whole or in part for prepayment or purchase is not so paid, the principal amount thereof shall, until paid, continue to bear interest from the applicable Prepayment Date at the Late Rate as of such Prepayment Date through the date upon which such Note or such portion is paid.

SECTION 7.    NONAFFILIATED PARTNER TRUSTEE AND INDENTURE TRUSTEE.

       7.1 PREPAYMENT OF MONEYS FOR NOTE PAYMENTS HELD BY INDENTURE TRUSTEE. Any money held by Indenture Trustee in trust for any payment of the principal of, Premium, if any, or interest on any Note (but not any money constituting Excepted Property or relating to Other Equipment and not any moneys representing the balance, if any, after giving effect to applications pursuant to clauses "first" through "third", of Section 3.5, which balance, if any, is to be distributed upon the terms and conditions provided in clause "fourth" of Section 3.5) and remaining unclaimed for more than two years and eleven months (or such lesser time as Indenture Trustee is satisfied, after 60 days written notice from Nonaffiliated Partner Trustee or General Partner on behalf of

Partnership, is one month before the escheat period provided under applicable law) after the due date for such payment, shall be paid to Nonaffiliated Partner Trustee; and the Holders entitled to payment thereon shall thereafter, as unsecured general creditors, look only to Nonaffiliated Partner Trustee for payment thereof, and all liability of Indenture Trustee with respect to such trust money shall thereupon cease, except that Indenture Trustee, before being required to make any such repayment, shall, at the written direction of Nonaffiliated Partner Trustee with a copy to General Partner on behalf of Partnership, cause to be mailed to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to Nonaffiliated Partner Trustee as provided herein.

       7.2 NO REPRESENTATIONS OR WARRANTIES AS TO UNITS OR DOCUMENTS. NEITHER NONAFFILIATED PARTNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR OTHERWISE NOR INDENTURE TRUSTEE MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE UNITS OR THE OTHER EQUIPMENT OR AS TO THEIR TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE UNITS OR THE OTHER EQUIPMENT WHATSOEVER OR ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY OR ENFORCEABILITY OF ANY BASIC DOCUMENT, except that (i) First Security makes the representations and warranties contained in Sections 3.1(h) and 3.1(k) of the Participation Agreement and Nonaffiliated Partner Trustee hereby represents and warrants that on the Commencement Date Nonaffiliated Partner Trustee received whatever right, title and interest was conveyed to it by Partnership and First Security represents, warrants and covenants that such right, title and interest and the Units are on the Commencement Date, and thereafter shall be, free of Nonaffiliated Partner Trustee Liens attributable to First Security and (ii) ITC represents and warrants that it has not breached its covenant contained in Section 5.9 of the Participation Agreement.

SECTION 8.    DEFAULTS AND REMEDIES.

       8.1 INDENTURE EVENTS OF DEFAULT. The following events shall constitute "Indenture Events of Default" under this Indenture (whether any such event is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or government body):

              (a) default in the payment of any installment of principal, interest or Premium, if any, in respect of any Note when and as the same shall become due and payable (whether on the due date thereof, a date fixed for prepayment, by acceleration or otherwise), and which is not thereafter paid within five Business Days after the same becomes due and payable;

              (b)    the existence of a BJ Event of Default;

              (c) default in the due observance or performance of any other covenant or agreement to be observed or performed by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) under the Notes or hereunder or to be observed or performed by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) or any Beneficiary for the benefit of any Holder under the Participation Agreement or the Trust Agreement, and any such default continues unremedied for 30 days after Nonaffiliated Partner Trustee and Beneficiaries receive notice thereof from Indenture Trustee specifying the default and demanding that the same be remedied; except that, if such failure is capable of being remedied and such remedy does not involve the payment of money alone, no such failure shall constitute an Indenture Event of Default hereunder while Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee)or any Beneficiary is diligently proceeding to remedy such failure, but in no event shall such failure continue unremedied for a period of the lesser of 90 days from the date of such notice and the number of days remaining in the Transaction Term;

              (d) any representation or warranty made by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) herein, or by Nonaffiliated Partner Trustee or any Beneficiary in the Participation Agreement or in any certificate or other statement furnished by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) or any Beneficiary to Indenture Trustee or any Holder in connection with the transactions contemplated by the Participation Agreement is incorrect in any material respect as of the date of the issuance or making thereof;

              (e) Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary becomes insolvent or bankrupt or generally fails to pay, or admits in writing its inability to pay, its debts as they come due, or makes a general assignment for the benefit of creditors, or applies for, consents to or acquiesces in the appointment of a trustee, custodian or receiver or other similar official for Nonaffiliated Partner Trustee, Trust Estate or Beneficiary;

              (f) a trustee, custodian or receiver or other similar official is appointed for Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary and is not discharged within 60 days after such appointment;

              (g) any bankruptcy, reorganization, arrangement, insolvency or liquidation case or proceeding, or other case or proceeding for relief under any bankruptcy law or similar law for the relief of debtors, is instituted by or against Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary and, if instituted against Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary is allowed against Nonaffiliated Partner Trustee or any Beneficiary or is consented to or is not dismissed within 60 days after such institution.

       8.2 ACCELERATION; RESCISSION AND ANNULMENT; LIMITATIONS. If an Indenture Event of Default exists, Indenture Trustee by written notice to Nonaffiliated Partner Trustee, Partnership and each Beneficiary, may, and upon written request of a Majority In Interest of Holders shall, declare the principal of all the Notes to be due and payable; except that the principal of all Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made, and all other accrued and unpaid Secured Obligations will automatically become due and payable without any action of Indenture Trustee or the Holders in the case of an Indenture Event of Default under Section 8.1(e),
(f) or (g), unless such Indenture Event of Default with respect to a Beneficiary is remedied or the defaulting Beneficiary transfers its Beneficial Interest pursuant to Section 8.3(e)(i)(4). Upon such declaration, the principal of all Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made and all other accrued and unpaid Secured Obligations shall be immediately due and payable as a result of such declaration or automatic acceleration. At any time after such declaration or automatic acceleration, as the case may be, and before the sale or disposition of the Indenture Estate, a Majority In Interest of Holders, by written notice to Indenture Trustee, Nonaffiliated Partner Trustee, Partnership and each Beneficiary, may rescind such a declaration or automatic acceleration, as the case may be, and thereby annul its consequences if (a) an amount sufficient to pay all principal of and interest (including interest at the Late Rate on overdue payments) on such Notes, to the extent each such amount is due or past due without regard to the acceleration hereof, if any, in respect of the Outstanding Notes and all other sums then due and payable to Indenture Trustee has been deposited with Indenture Trustee, (b) the rescission would not conflict with any judgment or decree and (c) all existing Indenture Defaults and Indenture
Events of Default under this Indenture are cured or waived except nonpayment of principal of, or interest on, the Notes which have become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right consequent thereon.

       8.3    OTHER REMEDIES AVAILABLE TO INDENTURE TRUSTEE.

              (a) If an Indenture Event of Default exists, then and in every such case Indenture Trustee, as trustee of an express trust and as assignee hereunder of Nonaffiliated Partner Trustee's Partnership Interest or as holder of a security interest in the Units or otherwise, may, and when required pursuant to Section 9 shall, exercise (subject to the following sentence and Sections 8.3(e) and 8.3(f)), any or all of the rights and powers and pursue any and all of the remedies accorded to Nonaffiliated Partner Trustee under the Partnership Agreement and the Participation Agreement and to Partnership and Nonaffiliated Partner Trustee under the O&M Agreement, the Services Agreement and this Section 8, may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate and may exclude Nonaffiliated Partner Trustee, Partnership, any Partner, Operator, Service Taker and Beneficiaries and all Persons claiming under any of them wholly or partly therefrom. Notwithstanding any other provision of this Indenture or any other of the Basic Documents to the contrary, Indenture Trustee shall not be entitled pursuant to Section 8.3(b) or otherwise to sell any of the Partnership Indenture Estate or exercise other remedies against the Partnership Indenture Estate or to exercise BJ Remedies (as defined below) until such time, if any, as a BJ Event of Default exists. Notwithstanding any other provision of this Indenture or any other of the Basic Documents, Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Indenture Event of Default that arises solely by reason of one or more events or circumstances that constitute a BJ Event of Default unless Indenture Trustee as security assignee of Nonaffiliated Partner Trustee declares the O&M Agreement to be in default and simultaneously, to the extent it is then entitled to do so hereunder and under the Partnership

Agreement, O&M Agreement and Participation Agreement and is not then stayed or otherwise prevented from doing so by operation of law, exercises one or more of the rights or remedies (each right or remedy, a "BJ Remedy") in
Section 6.1(d), 11.1, 11.3 or 11.4 of the Partnership Agreement, Section 15.1 of the O&M Agreement involving a termination of the O&M Agreement or any other remedy in Section 15.1 of the O&M Agreement or Section 5.22 of the Participation Agreement; except, that if Indenture Trustee is stayed or otherwise prevented by operation of law from exercising such BJ Remedies, it shall in any event refrain from so foreclosing or otherwise exercising BJ Remedies hereunder (i) for 180 days after the commencement of such stay or other circumstances preventing the exercise of BJ Remedies or (ii) if Guarantor or an Affiliate of Guarantor with court approval assumes (and is performing the obligations of each Bankrupt BJ Entity under) the Basic Documents to which each Bankrupt BJ Entity is a party in accordance with
Section 365 of the Bankruptcy Code and, if an Affiliate of Guarantor so assumes, Guarantor remains liable for all its obligations under the Guaranty to the same extent as if such assumption had not occurred.

              (b) Subject to Sections 8.3(a), 8.3(e) and 8.3(f), if an Indenture Event of Default exists, Indenture Trustee may, if at the time such action is lawful and subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such action by registered mail to Nonaffiliated Partner Trustee, Partnership and each Beneficiary once at least 15 days before the date of such action, and any other notice required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at a private sale or sales or a public auction to the highest bidder, in each case, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as Indenture Trustee may determine, and at any place (whether or not it is the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to. Notwithstanding any provision herein or in any other Basic Document to the contrary, Indenture Trustee shall not sell any of the Partnership Indenture Estate or exercise other remedies against the Partnership Indenture Estate or exercise BJ Remedies unless a BJ Event of Default exists. Notwithstanding any provision herein to the contrary or in any other Basic Document, Indenture Trustee shall not sell any of the Indenture Estate or exercise other remedies against the Indenture Estate seeking to deprive Beneficiaries of their interest therein as a result of an Indenture

Event of Default that arises solely by reason of one or more events or circumstances that constitute a BJ Event of Default unless a declaration of acceleration has been made pursuant to Section 8.2, Indenture Trustee as security assignee of Nonaffiliated Partner Trustee declares the O&M Agreement to be in default and Indenture Trustee is simultaneously exercising, to the extent it is then entitled to do so hereunder and under the Partnership Agreement, the Participation Agreement and the O&M Agreement and is not then stayed or otherwise prevented from doing so by operation of law, one or more BJ Remedies; and no private sale may be made to BJ USA or any of its Affiliates; except, that if Indenture Trustee is so stayed or otherwise prevented by operation of law from exercising such BJ Remedies, it shall in any event refrain from so foreclosing or otherwise exercising remedies hereunder (i) for 180 days after the commencement of such stay or other circumstances preventing the exercise of BJ Remedies or (ii) if Guarantor or an Affiliate of Guarantor with court approval assumes (and is performing the obligations of each Bankrupt BJ Entity under) the Basic Documents to which each Bankrupt BJ Entity is a party in accordance with Section 365 of the Bankruptcy Code and, if an Affiliate of Guarantor so assumes, Guarantor remains liable for all its obligations under the Guaranty as if such assumption had not occurred. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and Indenture Trustee and any Holder may bid and become the purchaser at any such sale. Indenture Trustee may exercise such right without possession or production of the Notes or proof of ownership thereof, and as representative of Holders may exercise such right without notice to Holders or including Holders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. Nonaffiliated Partner Trustee and Partnership each hereby irrevocably constitutes Indenture Trustee the true and lawful attorney-in-fact of Nonaffiliated Partner Trustee (in the name of Nonaffiliated Partner Trustee or otherwise) and Partnership (in the name of Partnership or otherwise), as the case may be, for the purpose of effectuating any sale, assignment, transfer or delivery upon enforcement of the Lien created under this Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as Indenture Trustee may consider necessary or appropriate, with full power of substitution, Nonaffiliated Partner Trustee and Partnership each hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by Indenture Trustee or any purchaser, Nonaffiliated Partner Trustee and Partnership each shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

              (c) Subject to Sections 8.3(a), 8.3(e) and 8.3(f), if an Indenture Event of Default exists, Nonaffiliated Partner Trustee or Partnership, or both, shall, at the request of Indenture Trustee upon enforcement of the Lien created under this Indenture, promptly execute and deliver to Indenture Trustee such instruments of title or other documents as Indenture Trustee may deem necessary or advisable to enable Indenture Trustee or an agent or representative designated by Indenture Trustee, at such time and place or places as Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If Nonaffiliated Partner Trustee or Partnership for any reason fails to execute and deliver such instruments and documents after such request by Indenture Trustee, Indenture Trustee shall be entitled to a judgment for specific performance of the covenants contained in the foregoing sentence, conferring upon Indenture Trustee the right to immediate possession and requiring Nonaffiliated Partner Trustee or Partnership, as the case may be, to execute and deliver such instruments and documents to Indenture Trustee.
Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee shall also be entitled to pursue all or any part of the Indenture Estate wherever it may be found and may enter any of the premises of Nonaffiliated Partner Trustee or Partnership or any other Person wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.3(c). Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, Indenture Trustee shall have the right to use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and powers of Nonaffiliated Partner Trustee or Partnership relating to the Indenture Estate as Indenture Trustee shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of the Indenture Estate or any part thereof; and Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, payments, distributions (including Priority Distributions, Supplemental Priority Distributions and Special

Distributions other than Excepted Property), issues, profits, products, revenues and other income of the Indenture Estate and every part thereof, without prejudice, however, to the right of Indenture Trustee under any provision of this Indenture to collect and receive cash held by, or required to be deposited with, Indenture Trustee hereunder. In accordance with the terms of this Section 8.3(c), such tolls, rents, payments, distributions (including Priority Distributions, Supplemental Priority Distributions and Special Distributions other than Excepted Property), issues, profits, products, revenues and other income shall be applied to pay the expenses of using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Nonaffiliated Partner Trustee and Partnership) and all other payments which Indenture Trustee may be required or authorized to make under any provision of this Indenture, including this Section 8.3(c), as well as just and reasonable compensation for the services of Indenture Trustee, and of all persons properly engaged and employed by Indenture Trustee.

              If a BJ Event of Default exists and Indenture Trustee obtains possession of or title to the Units, Indenture Trustee shall not be obligated to use or operate the Units or cause the Units to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of the Units by any other Person.

              (d) Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee may proceed to protect and enforce this Indenture and the Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Indenture or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

              (e)    (i)    (1)    If Partnership fails to distribute any
Priority Distribution distributable under the Partnership Agreement at least ten Business Days after the Distribution Date therefor, Nonaffiliated Partner Trustee or any Beneficiary, without the consent of Indenture Trustee or any Holder but subject to Section 8.3(e)(i)(5), may, within the time period specified in clause (4) below, pay to Indenture Trustee for application in accordance with Section 3.3, a sum equal to the amount of all (but not less than all) principal and interest (other than by acceleration) then due and payable on the Outstanding Notes, together with any interest on account of such Priority Distribution not being made on the Distribution Date as provided in
Section 4.4(b) of the Partnership Agreement.

                     (2) If Partnership or General Partner defaults in the payment or performance of any obligation hereunder or under the Partnership Agreement (other than the obligation to make Priority Distributions) or the Participation Agreement, Guarantor defaults in the payment or performance of any obligation under the Guaranty or the Participation Agreement, BJ USA defaults in the payment or performance of any obligation under the Participation Agreement, Service Taker defaults in the payment or performance of any obligation under the Services Agreement or the Participation Agreement or Operator defaults in the payment or performance of any obligation under the O&M Agreement or the Participation Agreement and such default constitutes a BJ Default and can be cured, Nonaffiliated Partner Trustee or any Beneficiary, without the consent of Indenture Trustee or any Holder, may, within the period specified in clause (4) below, pay or perform such obligation on behalf of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator or otherwise perform such obligations on behalf of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator, without the necessity of giving any notice to Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator, it being understood and agreed that nothing herein contained shall be deemed or construed to prohibit Nonaffiliated Partner Trustee or any Beneficiary from exercising any such rights of Partnership before any such notice from Indenture Trustee.

                     (3) Solely for the purpose of determining whether there exists an Indenture Event of Default, (i) any payment by Nonaffiliated Partner Trustee or any Beneficiary pursuant to, and in compliance with, Section 8.3(e)(i)(1) shall, for the purposes of this Indenture, be deemed to remedy any default by Partnership in making Priority Distributions theretofore distributable and to remedy any default by Nonaffiliated Partner Trustee in the payment of any amount due and payable under the Notes, in each case only if such payment pursuant to Section 8.3(e)(i)(1) is in an amount sufficient to remedy such default, and (ii) any payment or performance by Nonaffiliated Partner

Trustee or any Beneficiary of any obligation of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator under the Partnership Agreement, Participation Agreement, Guaranty, Services Agreement or O&M Agreement pursuant to, and in compliance with, Section 8.3(e)(i)(2) shall, for the purposes of this Indenture, be deemed to remedy any default by Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator in the performance in full of such obligation and to remedy any related default by Nonaffiliated Partner Trustee under this Indenture.

                     (4) While an Indenture Event of Default arising solely from a BJ Event of Default or an Indenture Event of Default with respect to a Beneficiary under Section 8.1(c), 8.1(d), 8.1(e), 8.1(f) or 8.1(g) exists, (x) Indenture Trustee shall give Partnership, Nonaffiliated Partner Trustee and each Beneficiary at least 15 Business Days' prior written notice of its intention to exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M Agreement (such 15 Business Days' prior written notice to be given without regard to how long a BJ Event of Default or an Indenture Event of Default with respect to a Beneficiary under Section 8.1(c), 8.1(d), 8.1(e), 8.1(f) or 8.1(g) which has given rise to such intent to so exercise rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M Agreement exists) or declare the Notes to be so due and payable for purposes of this Section 8.3(e), (y) if an Indenture Default with respect to a Beneficiary under Section 8.1(e), 8.1(f) or 8.1(g) exists (such Indenture Event of Default, a "Beneficiary Bankruptcy" and such Beneficiary, a "Bankrupt Beneficiary"), Nonaffiliated Partner Trustee or any other Beneficiary may give Indenture Trustee written notice within 15 days of such Beneficiary Bankruptcy of the intention of Nonaffiliated Partner Trustee or such Beneficiary to remedy any default by Bankrupt Beneficiary or to acquire or cause to be acquired all of Bankrupt Beneficiary's Beneficial Interest and of the actions it intends to take to accomplish the same, and (z) during such 15-Business Day period or, if the notice required by clause (y) above was given, during the 90-day period after the occurrence of such Beneficiary Bankruptcy, Indenture Trustee shall not exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M

Agreement as a result of such Indenture Event of Default and neither Indenture Trustee nor the Holders shall declare the Notes to be due and payable pursuant to Section 8.2 as a result of such Indenture Event of Default or exercise any remedies under Section 8 as a result of such Indenture Event of Default; except that if within such 15-Business Day period or 90-day period, as the case may be, Nonaffiliated Partner Trustee or any non-defaulting Beneficiary remedies any default by Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator as provided in clauses
(1) and (2) of this Section 8.3(e) or remedies any default by any Beneficiary or such defaulting Beneficiary transfers all of its Beneficial Interest pursuant to Section 6.1 of the Participation Agreement, Indenture Trustee shall not exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Partnership Agreement, Participation Agreement, Guaranty, Services Agreement or O&M
Agreement as a result of such Indenture Event of Default and neither Indenture Trustee nor the Holders shall declare the Notes to be due and payable pursuant to Section 8.2 as a result of such Indenture Event of Default or exercise any remedies under Section 8 as a result of such Indenture Event of Default.

                     (5) Section 8.3(e)(i)(1) shall not apply to any default in making any Priority Distribution under the Partnership Agreement, if default in making two consecutive Priority Distributions, or in making a total of five Priority Distributions, are cured by Nonaffiliated Partner Trustee or any Beneficiary pursuant to Section 8.3(e)(i)(1). Section 8.3(e)(i)(2) shall not apply to any default by Partnership or General Partner in the payment or performance of any obligation hereunder or under the Partnership Agreement (other than the obligation to make Priority Distributions) or the Participation Agreement, by Guarantor in the payment or performance of any obligation under the Guaranty or the Participation Agreement, by BJ USA in the payment or performance of any obligation under the Participation Agreement, by Service Taker in the payment or performance of any obligation under the Services Agreement or the Participation Agreement or by Operator in the payment or performance of any obligation under the O&M Agreement or the Partnership Agreement, if such defaults are cured by Nonaffiliated Partner Trustee or a Beneficiary pursuant to Section 8.3(e)(i)(2) by the expenditure of $2,500,000 or more in the aggregate.

                     (6)    Upon the exercise of any cure right under this
Section 8.3(e)(i), neither Nonaffiliated Partner Trustee nor any Beneficiary shall retain any Lien on any part of the Indenture

Estate on account of any payment made or the costs and expenses incurred in connection therewith nor shall any claim of Nonaffiliated Partner Trustee or any Beneficiary against Partnership, General Partner, Guarantor, Operator or any other Person for the repayment thereof impair the prior right and security interest of Indenture Trustee in and to the Indenture Estate.

              (ii) Upon the exercise of any cure right under Section 8.3(e)(i), Nonaffiliated Partner Trustee or Beneficiaries, as the case may be, shall be subrogated to the rights of Holders (1) to receive from Indenture Trustee the Priority Distribution, Supplemental Priority Distribution or other amount with respect to which Nonaffiliated Partner Trustee or any Beneficiary effected such cure (including interest on account of such Priority Distribution or Supplemental Distribution not being distributed on the Distribution Date therefor or interest on account of such other amount being overdue) and (2) with respect to which Nonaffiliated Partner Trustee or any Beneficiary otherwise effected such cure, and if Indenture Trustee thereafter receives such Priority Distribution, Supplemental Priority Distribution or other amount and no other Indenture Event of Default exists, then, notwithstanding the requirements of
Section 3.3, Indenture Trustee forthwith shall remit such Priority Distribution, Supplemental Priority Distribution or other amount to Nonaffiliated Partner Trustee or such Beneficiary, as the case may be, in reimbursement for the funds so advanced by any of them; except that, if the principal of and interest on any Notes have become due and payable pursuant to Section 8.2, such Priority Distribution or Supplemental Distribution shall be distributed by Indenture Trustee in accordance with Section 3.5. Neither Nonaffiliated Partner Trustee nor any Beneficiary shall attempt to recover any such Priority Distribution, Supplemental Priority Distribution or other amount paid by it on behalf of General Partner, Partnership, Operator, Service Taker, BJ USA or Guarantor pursuant to this Section 8.3(e)(ii) except by demanding of Partnership, General Partner, Operator, Service Taker, BJ USA or Guarantor payment of such amount or by proceeding by appropriate court action or actions, either at law or at equity, to enforce performance by Partnership, General Partner, Operator, Service Taker, BJ USA or Guarantor of the applicable covenants or recover damages for the breach thereof. Further, upon the exercise of any cure right under Section 8.3(e)(i)(4) with respect to a defaulting Beneficiary, Nonaffiliated Partner Trustee or such Beneficiary effecting such remedy or acquiring the defaulting Beneficiary's Beneficial Interest, as the case may be, shall be subrogated to the rights of defaulting Beneficiary to receive distributions, payments and other amounts payable to defaulting Beneficiary under the Basic Documents.

              (iii) If (1) the Notes are accelerated pursuant to Section 8.2, or (2) the Notes are automatically accelerated as provided for in Section 8.2, or (3) one or more BJ Event(s) of Default exists for a period of 180 days or more (and no Indenture Event of Default that does not arise solely from a BJ Event of Default exists) and the Notes are not accelerated by Indenture Trustee or the Holders during such period, Nonaffiliated Partner Trustee or a Beneficiary may give notice to Indenture Trustee of Nonaffiliated Partner Trustee's or a Beneficiary's intention to purchase, or cause to be purchased by another Person designated by Nonaffiliated Partner Trustee (or prepay in lieu of purchase), all of the Notes in accordance with this Section 8.3(e)(iii), which, if a prepayment, shall be pursuant to Section 6.1(d). Concurrently with such notice, Nonaffiliated Partner Trustee or Beneficiary will deposit with Indenture Trustee, whether or not an Indenture Event of Default then exists, an amount sufficient to pay the Prepayment Price equal to the aggregate unpaid principal amount of all unpaid Notes then Outstanding, but without Premium, together with
(A) accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by applicable law, overdue interest calculated as provided in Section 4.4(b) of the Partnership Agreement) and (B) all amounts then due and payable to Indenture Trustee pursuant to Section 9.5(a)(i), which funds shall be held by Indenture Trustee as provided in Section 9.3. Upon the receipt of such funds, Indenture Trustee will terminate any proceedings then in progress. In the event of a purchase by a Beneficiary or Nonaffiliated Partner Trustee (or a designee) of the Notes pursuant to this Section 8.3(e)(iii) and upon payment to Indenture Trustee of the Prepayment Price calculated pursuant to this Section 8.3(e)(iii), each Holder will be deemed to sell, assign, transfer and convey to such Beneficiary or Nonaffiliated Partner Trustee or its designee (without recourse or warranty of any kind except as to title to the Notes being conveyed free and clear of Liens attributable to such Holder) all of the right, title and interest of such Holder in and to the Indenture Estate, this Indenture and all Notes held by such Holder. The Registrar shall register the transfer of ownership of the Notes into the name of Nonaffiliated Partner Trustee or its designee.

              (iv) If a BJ Event of Default exists and before (1) acceleration of the Notes and (2) the expiration of the 180-day period referred to in Section 8.3(e)(iii) (and no Indenture Event of Default that does not arise solely from a BJ Event of Default exists), Nonaffiliated Partner Trustee or any Beneficiary may give notice to Indenture Trustee of Nonaffiliated Partner Trustee's or Beneficiary's intention to purchase, or cause to be purchased by another Person designated by Nonaffiliated Partner Trustee (or prepay in lieu of purchase), all of the Notes in accordance with this Section 8.3(e)(iv), which, if a prepayment, shall be pursuant to Section 6.1(e). Concurrently with such notice, Nonaffiliated Partner Trustee or Beneficiary will deposit with Indenture Trustee, whether or not an Indenture Event of Default then exists, an amount sufficient to pay the Prepayment
Price equal to the aggregate unpaid principal amount of all unpaid Notes then Outstanding, together with (A) accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by applicable law, overdue interest calculated as provided in Section 4.4(b) of the Partnership Agreement), (B) the Premium, if any, as of the date of deposit and (C) all amounts then due and payable to Indenture Trustee pursuant to Section 9.5(a)(i), which funds shall be held by Indenture Trustee as provided in Section 9.3. Upon the receipt of such funds, Indenture Trustee will terminate any proceedings then in progress. In the event of a purchase by any Beneficiary or Nonaffiliated Partner Trustee of Notes pursuant to this Section 8.3(e)(iv) and upon payment to Indenture Trustee of the Prepayment Price calculated pursuant to this Section
8.3(e)(iv), each Holder will be deemed to sell, assign, transfer and convey to Beneficiary or Nonaffiliated Partner Trustee or its designee (without recourse or warranty of any kind except as to title to the Notes being conveyed free and clear of Liens attributable to such Holder) all of the right, title and interest of such Holder in and to the Indenture Estate, this Indenture and all Notes held by such Holder. The Registrar shall register the transfer of ownership of the Notes into the name of Nonaffiliated Partner Trustee or its designee.

              (f) Notwithstanding any provision of this Indenture or any other Basic Document to the contrary, as long as no BJ Event of Default exists, neither Indenture Trustee nor Nonaffiliated Partner Trustee shall take any action contrary to, or disturb, Service Taker's rights under the Services Agreement, Operator's rights under the O&M Agreement or the rights of General Partner and Affiliated Partner under the Partnership Agreement.

              (g) Each and every right, power and remedy herein given to Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, each and every right, power and remedy whether specifically herein given or otherwise existing may, subject to the limitations set forth herein, be exercised from time to time and as often in such order as may be deemed expedient by Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Indenture Trustee or any Holder in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Nonaffiliated Partner Trustee, Partnership, General Partner, Guarantor, Operator or Service Taker or to be an acquiescence therein. The giving, taking or enforcement of any other additional security, collateral or guaranty for the payment and performance of Secured Obligations shall not operate to impair, affect, waive or prejudice the Lien of this Indenture or any rights, powers or remedies hereunder. Neither Indenture Trustee nor any Holder shall be required to look to any additional security, collateral or guaranty, or exhaust any remedies with respect thereto, before exercising remedies hereunder or under the Partnership Agreement, Participation Agreement, the Services Agreement, the Guaranty, or the O&M Agreement in accordance with the terms hereof or thereof.

       8.4 WAIVER OF NONAFFILIATED PARTNER TRUSTEE AND PARTNERSHIP. To the extent now or at any time hereafter enforceable under applicable law, Nonaffiliated Partner Trustee and Partnership each covenants that it will not
(i) at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Indenture Estate or any part thereof before any sale or sales thereof to be made pursuant hereto, or to the decree, judgment or order of any court of competent jurisdiction; nor (ii) after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and to the extent now or at any time hereafter enforceable under applicable law hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Nonaffiliated Partner Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Nothing in this Section 8.4 shall be deemed to be a waiver by Nonaffiliated Partner Trustee or Partnership of its rights under the exception to Section 8.3(a) and under Section 8.3(e).

       8.5 WAIVER OF EXISTING DEFAULTS. A Majority In Interest by notice to Indenture Trustee may waive on behalf of the Holders an existing Indenture Default or Indenture Event of Default and its consequences except (a) an Indenture Default or Indenture Event of Default in the payment of the principal of, Premium, if any, or interest on, any Note or (b) in respect of a covenant or provision hereof which pursuant to Section 11.3 cannot be amended or modified without the consent of the Holder affected.

       8.6 CONTROL BY HOLDERS. A Majority In Interest may direct the time, method and place of conducting any proceeding for any remedy available to Indenture Trustee or exercising any trust or power conferred on it by this Indenture. However, Indenture Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of the Holders so affected, or that would subject Indenture Trustee to personal liability.

       8.7 LIMITATION ON SUITS BY HOLDERS. A Holder may pursue a remedy under this Indenture or under a Note only if:

              (a) the Holder gives to Indenture Trustee written notice of a continuing Indenture Event of Default under this Indenture;

              (b) a Majority In Interest make a written request to Indenture Trustee to pursue the remedy;

              (c) such Holder or Holders offer to Indenture Trustee indemnity satisfactory to Indenture Trustee against any loss, liability or expense to be, or which may be, incurred by Indenture Trustee in pursuing the remedy;

              (d) Indenture Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

              (e) during such 60-day period, a Majority In Interest does not give Indenture Trustee a direction inconsistent with the request.

              A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

       8.8 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, Premium, if any, and interest on a Note on or after the respective due dates expressed in such Note shall not be impaired or affected without the consent of such Holder.

       8.9 INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee and of the Holders allowed in any judicial proceedings relating to Partnership, Guarantor, Service Taker, Operator or Nonaffiliated Partner Trustee, their respective creditors, or their property.

SECTION 9.    INDENTURE TRUSTEE.

       9.1    RIGHTS AND DUTIES OF INDENTURE TRUSTEE.

              (a) Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform its duties with respect to the same but only upon the terms of this Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance herewith and applicable law.

              (b) Before Indenture Trustee acts or refrains from acting, it may consult with counsel or require an Officer's Certificate or an opinion of counsel from General Partner, Partnership or Nonaffiliated Partner Trustee after which it will take such action or refrain from acting as it deems appropriate. Indenture Trustee shall not be liable for any action it takes or omits to take in good faith and in accordance herewith in reliance on a resolution of the Board of Directors of General Partner, the written advice of counsel acceptable to Nonaffiliated Partner Trustee and Indenture Trustee, Officer's Certificates or opinions of counsel provided by General Partner, Partnership or Nonaffiliated Partner Trustee.

              (c) Indenture Trustee may act through agents appointed with due care and shall be responsible for the misconduct or negligence of any such agent; except that Indenture Trustee shall not be responsible for the misconduct or negligence of any agent appointed at the request of the Holders.

              (d) Indenture Trustee shall not be liable for any action it takes or omits to take which it in good faith believes to be authorized or within its rights or powers.

              (e) Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

              (f) Subject to Section 9.3, Indenture Trustee shall not be liable for interest on any money received by it except as Indenture Trustee may otherwise agree in writing with General Partner, Partnership or Nonaffiliated Partner Trustee. Money held in trust by Indenture Trustee need not be segregated from other funds except to the extent required by law.

              (g) Notwithstanding any other provision of this Section 9, whether or not an Indenture Event of Default under this Indenture exists, Indenture Trustee shall exercise its rights and powers under this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

              (h)    Except during the existence of an Indenture Event of
Default:

              (i) Indenture Trustee need perform only those duties that are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee.

              (ii) In the absence of bad faith on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture. However, Indenture Trustee shall examine the certificates and opinions to determine whether or not they substantially conform to the requirements of this Indenture.

              (i) Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

              (i)    This Section 9.1(i) does not limit the effect of Section
       9.1(h).

              (ii) Indenture Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that Indenture Trustee was negligent in ascertaining the pertinent facts.

              (iii) Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by it pursuant to Section 8.6.

              (j) Every provision of this Indenture that in any way relates to Indenture Trustee is subject to Sections 9.1(g), 9.1(h) and 9.1(i).

       9.2 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise have business relationships with Nonaffiliated Partner Trustee, any Beneficiary, BJ USA or an Affiliate of any thereof with the same rights it would have if it were not Indenture Trustee. Any agent may do the same with like rights.

       9.3 FUNDS MAY BE HELD BY INDENTURE TRUSTEE; INVESTMENTS. Any moneys (including for the purpose of this Section 9.3 any cash deposited with Indenture Trustee or Permitted Investments purchased by the use of such cash pursuant to this Section 9.3 or any cash constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by Indenture Trustee hereunder as part of the Indenture Estate, until paid out by Indenture Trustee as herein provided, (a) subject to clause (b) below, may be carried by Indenture Trustee on deposit with itself or on deposit to its account with any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $1,000,000,000 and having a rating assigned to the long-term unsecured debt of such institutions by Standard & Poor's Corporation and Moody's Investors Service, Inc. at least equal to AA and AA2, respectively, and Indenture Trustee shall not have any liability for interest upon any such moneys except as otherwise agreed in writing with Nonaffiliated Partner Trustee, General Partner or Partnership; provided, that Indenture Trustee shall not seek indemnity or reimbursement from any Holder as a result of liability for interest, or (b) at any time and from time to time at the request of General Partner acting as the agent of Nonaffiliated Partner Trustee solely for purposes of this Section 9.3, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase); and such Permitted Investments shall be held by Indenture Trustee in trust as part of the Indenture Estate until so sold; except that General Partner, as agent of Nonaffiliated Partner Trustee solely for purposes of this Section
9.3, shall upon demand pay to Indenture Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment. Any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment shall be held as part of the Indenture Estate and shall be applied by Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income, profit, interest, dividend or gain was realized are required to be distributed in accordance with the provisions hereof. Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section 9.3.

       9.4    NOTICE OF DEFAULTS.

              (a) If an Indenture Event of Default under this Indenture exists and if it is actually known to Indenture Trustee, Indenture Trustee shall promptly send written notice thereof to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders (except Indenture Trustee shall not be obligated to provide such notice to any such Person if such Person had informed Indenture Trustee of such Indenture Event of Default). In addition, if an Indenture Default under this Indenture exists and if a responsible officer of Indenture Trustee has actual knowledge thereof, Indenture Trustee shall promptly send written notice thereof to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders. Subject to Sections 9.4(c) and 9.5, Indenture Trustee shall take or refrain from taking such action, not inconsistent with the provisions of the Basic Documents, with respect thereto as the Majority in Interest shall direct by written instruction to Indenture Trustee. If Indenture Trustee gives the Holders written notice of any event and does not receive written instruction as above provided within 20 days after mailing notice of such event to the Holders, Indenture Trustee may, subject to the Basic Documents, take or refrain from taking such action, but shall be under no duty to, or shall have no liability for a failure or refusal to, take or refrain from taking any action with respect thereto as it determines to be advisable in the best interests of the Holders.

              (b) Notice pursuant to this Section 9.4 shall be transmitted in the manner provided in Section 13.1 to all Holders, as the names and addresses of such Holders appear upon the Register.

              (c) Subject to the terms of, and except as otherwise provided in Sections 8, 9.5 and 11, upon the written instructions at any time and from time to time of a Majority in Interest of the Holders (or of Holders holding at least 66 2/3% of the Outstanding Notes in the case of an action to be taken pursuant to that Section 11.3), Indenture Trustee shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power to take such other action hereunder or in respect of any part or all of the Indenture Estate as specified in such instructions; (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens) as specified in such instruction and as are consistent with this Indenture and the other Basic Documents; and (iii) take such other action in respect of the subject matter of this Indenture as is consistent with the terms hereof and of the Basic Documents.

       9.5    COMPENSATION.

              (a) Nonaffiliated Partner Trustee shall pay to Indenture Trustee, from time to time, on demand, the following amounts:(i) reasonable compensation for Indenture Trustee's services, which compensation shall not be limited by any law on compensation of a trustee of an express trust,
(ii) reimbursement for all reasonable out-of-pocket expenses incurred by Indenture Trustee in connection with the performance of its duties under this Indenture (including the reasonable compensation and expenses of Indenture Trustee's counsel in accordance with Section 9.1(b) and any agent appointed in accordance with Section 9.1(c)) and (iii) any expense, loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder except (1) such expenses or loss or liability resulting from the negligence or wilful misconduct of Indenture Trustee or the inaccuracy of any representation or warranty of Indenture Trustee in its individual capacity in Section 3.3 of the Participation Agreement, (2) as otherwise provided in Section 9.9 and (3) as excluded by Sections 7.1 and
7.2 of the Participation Agreement from BJ USA's indemnities under said Sections; except that, so long as the Partnership Agreement is in effect, Indenture Trustee shall not make any claim against Nonaffiliated Partner Trustee under this Section 9.5 for any claim or expense for which BJ USA is liable, or for which Nonaffiliated Partner Trustee is indemnified against by BJ USA, under the Participation Agreement without first making demand on BJ USA for payment of such claim or expense. Indenture Trustee shall notify Nonaffiliated Partner Trustee and BJ USA promptly of any claim or expense for which it may seek indemnity.

              (b) To secure the payment obligations of Nonaffiliated Partner Trustee pursuant to this Section 9.5, Indenture Trustee shall have a Lien prior to that of the Holders on all money or property held or collected from Partnership or Nonaffiliated Partner Trustee by Indenture Trustee, except that held in trust to pay the principal of, Premium, if any, and interest on, the Notes.

       9.6    REPLACEMENT OF INDENTURE TRUSTEE.

              (a) The resignation or removal of Indenture Trustee and the appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this
Section 9.6.

              (b) Indenture Trustee may resign by giving at least 30 days' prior written notice to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders. A Majority In Interest may remove Indenture Trustee, and also may appoint a successor Indenture Trustee, by giving at least 30 days' prior written notice to Indenture Trustee, Nonaffiliated Partner Trustee, Beneficiaries and General Partner (on behalf of Partnership). Nonaffiliated Partner Trustee (whether or not acting pursuant to instructions from Beneficiaries) may remove Indenture Trustee if:

              (i)    Indenture Trustee fails to comply, with Section 9.8;

              (ii)   Indenture Trustee is adjudged a bankrupt or an insolvent;

              (iii) a receiver or public officer takes charge of Indenture Trustee or its property; or

              (iv)   Indenture Trustee becomes incapable of acting.

              (c) If (i) Indenture Trustee resigns or is removed, (ii) the Holders have removed Indenture Trustee pursuant to the second sentence of
Section 9.6(b) and have not appointed a successor within 30 days or (iii) a vacancy otherwise exists in the office of Indenture Trustee for any reason, then Nonaffiliated Partner Trustee may, subject to prior action being taken pursuant to Section 9.6(d), promptly appoint a successor Indenture Trustee.

              (d) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, General Partner (on behalf of Partnership), Beneficiaries or a Majority In Interest may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

              (e) If Indenture Trustee fails to comply with Section 9.8, any Holder may petition any court of competent jurisdiction for the removal of such Indenture Trustee and the appointment of a successor Indenture Trustee.

              (f) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to General Partner (on behalf of Partnership), to Beneficiaries and to Nonaffiliated Partner Trustee. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee for which the successor Indenture Trustee is to be acting under this Indenture. The retiring Indenture Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Indenture Trustee to the successor Indenture Trustee subject to the Lien provided for in Section 9.5(b). Nonaffiliated Partner Trustee shall give notice of each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail to Holders.

       9.7 SUCCESSOR INDENTURE TRUSTEE BY MERGER, ETC. If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Indenture Trustee.

       9.8 ELIGIBILITY; DISQUALIFICATION. Indenture Trustee shall at all times (including after giving effect to any of the events described in Section 9.7) have a combined capital and surplus of at least $100,000,000 and shall be subject to supervision or examination by Federal or state authority. If Indenture Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of Federal or state supervising or examining authority, then for the purposes of this Section 9.8, the combined capital and surplus of Indenture Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

              If at any time Indenture Trustee ceases to be eligible in accordance with this Section 9.8, Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 9.6.

       9.9 TRUSTEE'S LIENS. Indenture Trustee in its individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to comply with the provisions of Section 5.9 of the Participation Agreement.

       9.10 WITHHOLDING TAXES; INFORMATION REPORTING. Indenture Trustee shall exclude and withhold from each distribution of principal, Premium, if any, and interest and other amounts due hereunder or under the Notes any and all withholding taxes applicable thereto as required by law (provided, however, no such exclusion or withholding shall be made from such distribution if Indenture Trustee shall have received a duly exercised and properly completed U.S. Internal Revenue Service Form W-9 or 1001 or any substitute Form which may be applicable). Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders, (b) that it will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such amounts, it will deliver to each Holder appropriate documentation showing the payment of such amounts, together with such additional documentary, evidence as such Holders may reasonably request from time to time. Indenture Trustee agrees to file any other information reports relating to withholding taxes as it may be required to file under United States law.

       9.11 CO-TRUSTEE. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Estate may at the time be located, Indenture Trustee shall have the power, subject to receipt of the prior written approval of Nonaffiliated Partner Trustee as long as no Indenture Event of Default exists, and shall execute and deliver all instruments necessary, to appoint one or more Persons to act as co-trustee, or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Estate, and to vest in such Person or Persons in such capacity, such interest in the Indenture Estate or any part thereof, and such rights, powers, duties, trusts or obligations as Indenture Trustee may consider necessary or desirable.

SECTION 10.   SATISFACTION AND DISCHARGE; TERMINATION
              OF OBLIGATIONS.

       10.1 SATISFACTION AND DISCHARGE OF AGREEMENT; TERMINATION OF OBLIGATIONS. Subject to Section 10.2, this Indenture shall cease to be of further force or effect, and Nonaffiliated Partner Trustee and Indenture Trustee shall, except as herein provided, be deemed to have been discharged from their respective obligations with respect to the Notes (and Indenture Trustee, on demand and at the reasonable expense of Nonaffiliated Partner Trustee, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture in respect of the Notes upon delivery of satisfactory evidence that all Notes theretofore authenticated have been fully paid or discharged), when all accrued and unpaid Secured Obligations has been fully paid or there shall have been deposited with Indenture Trustee in trust for the purpose of paying and discharging such accrued and unpaid Secured Obligations, an amount in cash sufficient without reinvestment thereof to discharge such accrued and unpaid Secured Obligations, including the principal of, and Premium, if any, and interest on the Notes to the date of such deposit (in the case of Notes which have become due and payable), or to the maturity thereof, as the case may be.

       10.2 SURVIVAL OF CERTAIN OBLIGATIONS. Notwithstanding Section 10.1, the obligations of Nonaffiliated Partner Trustee and Indenture Trustee contained in Sections 2.1 through 2.8, 7.1, 9.9,

9.10, 10.3 and 10.4 and the rights, duties, immunities and privileges hereunder of Indenture Trustee shall survive the discharge of this Indenture.

       10.3 MONEYS TO BE HELD IN TRUST. All moneys deposited with Indenture Trustee pursuant to Section 10.1 shall be held in trust and applied by it, in accordance with the Notes and this Indenture, to the payment to the Holders, Indenture Trustee or any other Person entitled thereto, as applicable, of all sums due and to become due thereon for principal, Premium, if any, and interest and all other Secured Obligations, if any.

       10.4 MONEYS TO BE RETURNED TO NONAFFILIATED PARTNER TRUSTEE. Indenture Trustee shall promptly pay or return to Nonaffiliated Partner Trustee upon request of Nonaffiliated Partner Trustee any money held by it at any time that is not required for the payment of the amounts described above in Section 10.3 for which money has been deposited pursuant to Section 10.1.

SECTION 11.   AMENDMENTS AND WAIVERS.

       11.1 AMENDMENTS TO THIS INDENTURE WITHOUT CONSENT OF HOLDERS. Nonaffiliated Partner Trustee, Partnership and Indenture Trustee may enter into one or more written agreements supplemental hereto without the consent of any Holder for any of the following purposes:

              (a) to cure any defect or inconsistency herein or in the Notes, to make any change not inconsistent with the provisions hereof or to cure any ambiguity or correct any mistake, provided that such change does not adversely affect the interests of any Holder;

              (b) to evidence the succession of another party as Nonaffiliated Partner Trustee in accordance with the terms of the Trust Agreement or to evidence (in accordance with Section 9) the succession of a new Indenture Trustee hereunder, the removal of Indenture Trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees to Indenture Trustee or Nonaffiliated Partner Trustee;

              (c) to subject to the Lien of this Indenture additional property hereafter acquired by Nonaffiliated Partner Trustee or Partnership and intended to be subjected to the Lien of this Indenture;

              (d) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subject to the Lien of this Indenture;

              (e) to add to the covenants of Nonaffiliated Partner Trustee or Partnership for the benefit of Holders, or to surrender any rights or power herein conferred upon Nonaffiliated Partner Trustee, Partnership, Beneficiaries or General Partner;

              (f)    to add to the rights of Holders;

              (g)    to include on the Notes any legend required by law; or

              (h) to permit the qualification of this Indenture under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, except that nothing herein contained shall permit or authorize the inclusion of the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939 or any corresponding provision in any similar federal statute hereafter in effect.

       11.2 SUPPLEMENTS TO PARTNERSHIP AGREEMENT, GUARANTY, SERVICES AGREEMENT AND O&M AGREEMENT WITHOUT HOLDER CONSENT. Indenture Trustee, from time to time and at any time, subject to the restrictions contained in this Indenture, may, without the consent of Holders, consent to any amendment of or supplement to the Partnership Agreement, the Guaranty, the Services Agreement or the O&M Agreement for any one of the following purposes:

              (a) to adjust the Priority Distributions, Disposition Values, and Disposition Amounts pursuant to Section 2.7 of the Participation Agreement, subject to all of the conditions set forth therein, if, on or before the effective date of any adjustment pursuant to the provisions of this
Section 11.2(b), Indenture Trustee shall have received an Officer's Certificate of General Partner (on behalf of Partnership), addressed to Holders and Indenture Trustee and to the effect that, after giving effect to such adjustment, the amount of Priority Distributions distributable on each Payment Date under the Partnership Agreement equals or exceeds the amount payable on such date for principal and accrued interest on all the Notes, and the amounts of Disposition Amount payable on any date under the Partnership Agreement or

Participation Agreement equals or exceeds the unpaid principal amount of all the Notes and accrued interest.

              (b) if requested by Nonaffiliated Partner Trustee, to agree to any other amendment made to the Partnership Agreement, the Services Agreement, the O&M Agreement or the Guaranty solely with respect to matters that constitute, or relate to, Excepted Property, Other Equipment or any other Property not subject to the Lien of this Indenture.

       11.3   AMENDMENTS WITH CONSENT OF HOLDERS.

              (a) With the written consent of Holders of not less than 66-2/3% of the unpaid principal balance of the Notes, (x) Nonaffiliated Partner Trustee and Partnership may take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any agreement supplemental hereto, (y) Nonaffiliated Partner Trustee, Partnership and Indenture Trustee may enter into such written supplemental agreements to add any provisions to or to change or eliminate any provisions of this Indenture or of any such supplemental agreements, or to modify the rights of Holders, or (z) Nonaffiliated Partner Trustee and Partnership may enter into such written supplemental agreements to add any provisions to or to change or eliminate any provisions of the Partnership Agreement, the Services Agreement, the O&M Agreement or the Guaranty or of any supplemental agreements thereto, or to modify the obligations of Nonaffiliated Partner Trustee, Partnership, General Partner, Affiliated Partner, Operator, Service Taker or Guarantor thereunder; provided, however, that, without the consent of each Holder affected thereby, an amendment under this Section 11.3 may not:

              (i) reduce any amount payable with respect to, principal, Premium, if any, or interest on, any Note held by such Holder;

              (ii) change the date on which any principal of, Premium, if any, or interest on any Note held by such Holder, is due or payable or otherwise affect the terms of payment of any Note or change to a location outside the United States the place of payment where, or the coin or currency in which, any payment hereunder is payable;

              (iii) reduce the amount of any capital contribution to be contributed or any Priority Distribution, Supplemental

       Priority Distribution or Special Distribution to be distributed under the Partnership Agreement so that the same is less than the scheduled payment of principal of, Premium, if any, and interest on any Notes held by such Holder intended to be made by Nonaffiliated Partner Trustee from such distributions;

              (iv) create any Lien on the Indenture Estate except such as are permitted by this Indenture, or deprive any Holders of the benefit of the Lien on the Indenture Estate created by this Indenture;

              (v) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental agreement, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of defaults hereunder or their consequences) provided for in this Indenture; or

              (vi) make any change in Sections 8.5 through 8.8 or this Section 11.3(a).

              (b) Promptly after the execution by Nonaffiliated Partner Trustee and Indenture Trustee of any supplemental agreement or other amendment pursuant to Section 11.1, 11.2 or this 11.3, Indenture Trustee shall transmit by first-class mail a notice, setting forth in general terms the substance of such supplemental agreement or other amendment, together with a conformed copy thereof, to all Holders, as the names and addresses of such Holders appear on the Register. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

       11.4 NOTATION ON OR EXCHANGE OF NOTES. Indenture Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter executed. Indenture Trustee in exchange for any Notes may execute new Notes that reflect the amendment or waiver.

       11.5 INDENTURE TRUSTEE PROTECTED. Indenture Trustee need not sign any supplemental agreement or other amendment pursuant to Section 11.2 or 11.3 that adversely affects its rights.

       11.6 OPINION OF COUNSEL CONCLUSIVE AS TO SUPPLEMENTS. Indenture Trustee may receive an opinion of counsel selected by it

(which may be independent counsel for General Partner, Partnership or Nonaffiliated Partner Trustee) as conclusive evidence that any waiver, consent or supplemental agreement or other amendment executed pursuant to this Section 11 complies with the requirements of this Section 11.

SECTION 12.   ACTIONS TO BE TAKEN UPON EXERCISE OF CERTAIN RIGHTS.

       12.1   ACTIONS TO BE TAKEN UPON EXERCISE OF CERTAIN RIGHTS.  Upon any of:

              (a)    a Reduction Election with respect to any Unit pursuant to
Section 5.16 of the Participation Agreement and Section 7.2(e) of the Partnership Agreement on a Reduction Date, and upon payment to Indenture Trustee on a Prepayment Date of an amount equal to the Prepayment Price of the required portion of the Outstanding Notes determined pursuant to Section 6.1(b);

              (b) the purchase by General Partner or its designee of the Partnership Interest of Nonaffiliated Partner Trustee pursuant to Section 9.1 or
9.4 of the Partnership Agreement on the ET Date or the Special P.O. Date, respectively, and upon payment to Indenture Trustee on such date of an amount equal to the Prepayment Price of the required portion of the Outstanding Notes determined pursuant to Section 6.1(c);

              (c) the exercise by Partnership of its right to remove the Lien of this Indenture with respect to a Unit on the relevant date, following an Event of Loss suffered by such Unit under circumstances where Partnership does not exercise its option to substitute replacement equipment therefor pursuant to
Section 5.12 of the Participation Agreement and Section 7.2(c) of the Partnership Agreement, and upon payment to Indenture Trustee of an amount equal to the Prepayment Price as at the Prepayment Date of the required portion of the Outstanding Notes determined pursuant to Section 6.1(a);

              (d) the exercise of Partnership's right to remove the Lien of this Indenture with respect to any Unit to be replaced in connection with a substitution pursuant to Section 5.11 of the Participation Agreement and Section 7.2(d) of the Partnership Agreement or Section 5.12 of the Participation Agreement and Section 7.2(c) of the Partnership Agreement, and upon compliance with the terms of such Section 5.11 or 5.12, as the case may be, of the Participation Agreement and the attachment of the Lien of the

Indenture to the Unit being delivered to Nonaffiliated Partner Trustee in substitution for the Unit being replaced;

              (e) satisfaction, discharge, defeasance and termination of the obligations under this Indenture in accordance with Section 10.1;

then Indenture Trustee shall, without recourse or warranty (except as to the absence of Liens of Persons claiming by, through or under Indenture Trustee) transfer all of Indenture Trustee's right, title and interest in and to such Units to the Person contemplated by the relevant provisions of the Partnership Agreement and Participation Agreement, and Indenture Trustee shall execute such instruments as may reasonably be requested by General Partner, Nonaffiliated Partner Trustee or any Beneficiary to evidence such termination.

SECTION 13.   MISCELLANEOUS.

       13.1 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communication and notices provided for herein shall be in writing, and any such notice shall become effective when received (and notices given pursuant to clause (b) below shall be deemed received three days after being deposited in the mail). Any written notice shall be by (a) personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) United States mail, certified, postage prepaid, return receipt requested or (c) facsimile transmission, in each case effective upon receipt (in the case of clause (c) as evidenced by the sender's receipt of electronic confirmation of the addressee's receipt), and in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

If to BJ USA:

       BJ Services Company U.S.A.
       5500 Northwest Central Drive
       Houston, TX  77092
       Attention:  Mr. Taylor M. Whichard III
       Facsimile: 713/895-5420
       Confirmation No.: 713/895-5847

If to Nonaffiliated Partner Trustee:

       First Security Trust Company of Nevada
       79 South Main Street
       Salt Lake City, Utah 84111
       Attention:  Corporate Trust Department
       Facsimile:  801/246-5053
       Confirmation No.:  801/246-5630

If to any Beneficiary:

       To such Beneficiary at its address set forth on Schedule 1 to the Participation Agreement


If to Indenture Trustee:

       State Street Bank and Trust Company
       2 Avenue de Lafayette
       Boston, MA 02111
       Attention:  Corporate Trust Department
       Facsimile:  617/662-1727
       Confirmation No.:  617/662-1462

If to any Holder:

       To such Holder at its address set forth in the Register.

       13.2 GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THAT MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE LIEN GRANTED BY THE BASIC DOCUMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

       13.3 NO RECOURSE AGAINST OTHERS. No director, officer, employee, stockholder or Affiliate, as such, of Guarantor, General Partner, Service Taker, BJ USA, Operator, Nonaffiliated Partner Trustee or any Beneficiary, as the case may be, shall have any liability for any obligations of Guarantor, General Partner, Service Taker, BJ USA, Operator, Nonaffiliated Partner Trustee or any Beneficiary, as the case may be, under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

       13.4 EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, and the parties hereto on separate signature pages, each executed counterpart constituting an original but altogether only one Indenture.

       13.5 INDENTURE FOR BENEFIT OF NONAFFILIATED PARTNER TRUSTEE, INDENTURE TRUSTEE, BENEFICIARIES AND HOLDERS. Nothing in this Indenture or the Notes, whether express or implied, shall be construed to give to any Person other than Nonaffiliated Partner Trustee, Indenture Trustee, Partnership, Beneficiaries and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture, other than General Partner to the extent expressly provided herein.

       13.6 SEVERABILITY. Whenever possible, each provision of this Indenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Indenture shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Indenture as to such jurisdiction or in any other jurisdiction.

       13.7 NO ORAL MODIFICATIONS OR CONTINUING WAIVERS. No terms or provisions of this Indenture or the Notes may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

       13.8 SUCCESSORS AND ASSIGNS. This Indenture shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof and the Basic Documents. Except as expressly provided herein or in the other Basic Documents, no party hereto may assign its interests herein without the consent of the other party hereto. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder.

       13.9 HEADINGS AND TABLE OF CONTENTS. The headings of the Sections of this Indenture and the Table of Contents are inserted for the purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

       13.10 NO LEGAL TITLE TO INDENTURE ESTATE IN HOLDERS. No Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder in and to the Indenture Estate or the trusts hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or the transfer to it of legal title to any part of the Indenture Estate.

       13.11 CAPACITY IN WHICH ACTING. Nonaffiliated Partner Trustee acts hereunder solely as trustee herein and in the Trust Agreement provided and not in its individual capacity, except as otherwise expressly provided herein, in the Trust Agreement and in the Participation Agreement.

       13.12 DIRECTLY OR INDIRECTLY. Where any provision in this Indenture refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

       IN WITNESS WHEREOF, Nonaffiliated Partner Trustee, Partnership and Indenture Trustee have caused this INDENTURE to be duly executed and delivered as of the date first above written.


                                       FIRST SECURITY TRUST COMPANY OF
                                       NEVADA, not in its individual capacity
                                       except as expressly provided herein, but solely as Nonaffiliated Partner Trustee


                                       By: /s/ DeAnn Madsen
                                           Name: DeAnn Madsen
                                           Title: Trust Officer

                                       BJ SERVICES EQUIPMENT II, L.P.

                                       By:    BJ Services Company, U.S.A.,
                                              its General Partner



                                       By:    /s/ T. M. Whichard
                                              T. M. Whichard, Treasurer

                                       STATE STREET BANK AND TRUST COMPANY,
                                       as Indenture Trustee


                                       By: /s/ Donald E. Smith
                                              Name: Donald E. Smith
                                              Title: Vice President

                                                                      EXHIBIT A
                                                                          TO
                                                                      INDENTURE


                              FORM OF NON-RECOURSE NOTES


       THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE OFFERED OR SOLD UNLESS IT IS REGISTERED UNDER APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS IN SECTION 6.2 OF THE PARTICIPATION AGREEMENT. ADDITIONALLY, THE HOLDER OF THIS NOTE IS OBLIGATED TO KEEP CERTAIN INFORMATION CONFIDENTIAL IN ACCORDANCE WITH SECTION 9.14 OF THE PARTICIPATION AGREEMENT.


No.                                                                $
   ----------                                                       -----------

Maturity Date: March 17, 2012


                              SECURED NOTE --
                                              ----------

                           (BJ SERVICES TRUST NO. 1999-1)

                      First Security Trust Company of Nevada,
                           a Nevada banking corporation,
                           not in its individual capacity
                            but solely as Nonaffiliated
                              Partner Trustee under the
                                  Trust Agreement
                           dated as of December 15, 1999

       FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity, but solely as Nonaffiliated Partner Trustee (the "Nonaffiliated Partner Trustee") under that certain Trust Agreement dated as of December 15, 1999, between Nonaffiliated Partner Trustee and the institutions referred to therein as the "Beneficiaries" (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), for value received, hereby promises to pay to __________________ or registered assigns the principal sum of _____________________ DOLLARS, or if less, the aggregate unpaid principal amount hereof, in installments on each Payment Date as set forth herein with the final installments due and payable on the Maturity Date specified above and to pay interest on the principal amount remaining unpaid from time to time at the rate of, as applicable, 8.09% per annum (computed on the basis of a 360-day year of twelve consecutive 30-day months), from _____________, 1999 or from the most recent Payment Date (as defined in the Indenture referred to below) on which interest has been paid or duly provided for, semi-annually, on September 17 and March 17 in each year, commencing March 17, 2000, until the date on which the principal hereof is paid or made available for payment in full; provided that if the Partnership does not elect to prepay this Note on the ET Date, interest shall accrue at the New Debt Rate from the ET Date until the sooner of the date on which the principal hereof is paid or made available for payment in full or the Maturity Date; and to pay interest at the Late Rate (as defined in the Indenture referred to below) on any overdue principal, Premium (as defined in the Indenture referred to below), if any, and (to the extent permitted by applicable law) overdue interest from the due date thereof until paid, payable on demand, all pursuant to the terms of the Indenture referred to below. All amounts payable by Nonaffiliated Partner Trustee hereunder and under the Trust Indenture and Security Agreement dated as of December 15, 1999, as amended or supplemented (herein called the "Indenture", defined terms used herein and not otherwise defined herein being used herein with the same meanings as in the Indenture), among Nonaffiliated Partner Trustee, BJ Services Equipment II, L.P. ("Partnership") and State
Street Bank and Trust Company, as Indenture Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate. Each Holder, by its acceptance of this Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate (never to include Excepted
Property or Other Equipment) for payment of such amounts, to the extent available for distribution to the Holder hereof as provided in the Indenture and (b) none of Beneficiaries, Nonaffiliated Partner Trustee nor Indenture Trustee is or shall be personally liable to the Holder hereof for any amount payable hereunder or under the Indenture, except, in the case of Nonaffiliated Partner Trustee and Indenture Trustee, as provided in the Indenture.

       The principal of, Premium, if any, and interest on this Note shall be payable in immediately available funds at the principal corporate trust office of Indenture Trustee, or as otherwise directed in the manner provided in the Indenture. Notwithstanding the foregoing or any provision herein to the contrary, as directed in Section 2.8 of the Indenture, Indenture Trustee will pay, or cause to be paid all amounts payable by Nonaffiliated Partner Trustee hereunder in United States Dollars to the Holder of this Note or a nominee therefor either (i) by transferring by wire in immediately available funds to an account maintained by such Holder with an institution in the United States the amount to be distributed to such Holder or (ii) by mailing a check to such Holder at such address as such Holder shall have specified, in any case without any presentment or surrender of this Note, except that the Holder shall surrender this Note to Indenture Trustee upon payment in full of the principal amount of and interest on this Note and such other sums payable to such Holder under the Indenture or under this Note.

       This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless authenticated by Indenture Trustee by an authorized officer or signatory of Indenture Trustee, in each case as specified in Section 2.2 of the Indenture.

       Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with Indenture Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of Nonaffiliated Partner Trustee, Partnership, Indenture Trustee and the Holders, and the other terms upon which the Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Holder agrees by its acceptance of this Note.

       Subject to the next paragraph hereof, on each Payment Date, the registered Holder hereof will be entitled to receive a payment of principal equal to the amount for such Payment Date set forth in the Schedule attached hereto.

       As more fully provided in the Indenture, the Notes are subject to prepayment in whole or in part, or purchase, under the circumstances and in the amounts, including Premium, if any, set forth in the Indenture. Except as provided in the Indenture, the Notes may not be prepaid before maturity.

       If an Indenture Event of Default exists, the unpaid principal amount of the Notes may, subject to the terms of the Indenture, be declared due and payable in the manner and with the effect provided in the Indenture. If, and only if, such an Indenture Event of Default is caused by a BJ Event of Default, Indenture Trustee may declare the Services Agreement and the O&M Agreement to be in default, and may, subject to the limitations set forth in Section 8 of the Indenture and Excepted Property, to the exclusion of Nonaffiliated Partner Trustee, exercise one or more of the remedies of Nonaffiliated Partner Trustee provided in the Partnership Agreement, the Participation Agreement, the Services Agreement and the O&M Agreement.

       The right of the Holder of this Note to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

       As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal corporate trust office of Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Indenture Trustee duly executed by, the Holder of this Note or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

       The Notes are issuable only as registered Notes.

       No service charge shall be made for any such registration of transfer or exchange, but Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Before due presentment for registration of transfer of this Note, Nonaffiliated Partner Trustee, Indenture Trustee and Partnership may redeem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither Nonaffiliated Partner Trustee, Indenture

Trustee nor Partnership shall be affected by notice to the contrary.

       The terms and provisions of the Indenture and the rights and obligations of Nonaffiliated Partner Trustee and the rights of the Holders may be changed and modified to the extent permitted by the Indenture.

       THE INDENTURE AND THIS NOTE SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THAT MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE LIEN GRANTED BY THE BASIC DOCUMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

       BY ITS ACCEPTANCE OF THIS NOTE, THE HOLDER MAKES ONE OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 3.5(e) OF THE PARTICIPATION AGREEMENT.

       IN WITNESS WHEREOF, Nonaffiliated Partner Trustee has caused this NOTE to be duly executed.

                                     _____________________________, not in
                                     its individual capacity but solely as
                                     Nonaffiliated Partner Trustee

                                     By:
                                        Name:
                                        Title:



Attest:


By:
   Name:
   Title:

Issue Date:

                  INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


       This is one of the Notes referred to in the within-mentioned Indenture.


                                                     _________________________,
                                                     Indenture Trustee


                                                     By:
                                                        Authorized officer or
                                                        signatory

                                SCHEDULE TO NOTE

                                PRINCIPAL AMOUNT          PRINCIPAL AMOUNT
                               OF NOTE TO BE PAID         OF NOTE REMAINING
       PAYMENT DATE              ON PAYMENT DATE             TO BE PAID

                                                                     EXHIBIT B
                                                                         TO
                                                                     INDENTURE


       INDENTURE SUPPLEMENT NO. __ dated as of _________, ____, between First Security Trust Company of Nevada, a Nevada banking corporation, not in its individual capacity, but solely as Nonaffiliated Partner Trustee ("Nonaffiliated Partner Trustee") under the Trust Agreement dated as of December 15, 1999 between Beneficiaries named therein and First Security Trust Company of Nevada, BJ Services Equipment, L.P., a Delaware Limited Partnership ("Partnership"), and State Street Bank and Trust Company, a Massachusetts trust company, as Indenture Trustee (the "Indenture Trustee") under the Trust Indenture and Security Agreement dated as of December 15, 1999(together with all amendments and supplements heretofore entered into, the "Indenture"), among Nonaffiliated Partner Trustee, Partnership and Indenture Trustee. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Participation Agreement.


                                   R E C I T A L S:

       A. The Indenture provides for the execution and delivery of Indenture Supplements thereto substantially in the form hereof which shall particularly describe the Units, by having attached thereto a copy of the applicable Partnership Agreement Supplement and O&M Agreement Supplement and shall specifically submit such Units to the Lien of the Indenture and this Indenture Supplement.

       B. The Indenture relates to the Units described in the copy of the Partnership Agreement Supplement and O&M Agreement Supplement of even date herewith attached hereto as Exhibits A and B, respectively, and made a part hereof.

       NOW, THEREFORE, in order further to secure the prompt payment of the principal of, Premium, if any, and interest on the Notes from time to time Outstanding in accordance with the terms thereof under the Indenture (including those Outstanding under this Indenture Supplement) and to secure the payment, performance and observance by Nonaffiliated Partner Trustee and Partnership of all the agreements, covenants and provisions for the benefit of the Holders and Indenture Trustee contained in the Indenture and in the Basic Documents to which Partnership or Nonaffiliated Partner Trustee is, respectively, a party (collectively, the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions of the Indenture and this Indenture Supplement,

              (i) Nonaffiliated Partner Trustee has granted, bargained, sold, assigned, transferred, conveyed, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, pledge, and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Indenture Trustee, for itself, and for the Holders from time to time a security interest in and lien on, all estate, right, title and interest of Nonaffiliated Partner Trustee in, to and under (A) the Partnership Agreement and Nonaffiliated Partner Trustee's Partnership Interest under the Partnership Agreement (including all instruments or certificates owned or held by or established in favor of Nonaffiliated Partner Trustee with respect to such Partnership Interest) and all rights, authority, powers and privileges of Nonaffiliated Partner Trustee as a holder of such Partnership Interest and all payments and distributions thereunder of whatever kind or character and whether in cash or other property, at any time made or distributable to Nonaffiliated Partner Trustee thereunder or in respect thereof, whether due or to become due and whether representing profits, distributions, repayments of capital contributions or otherwise (including all amounts of Priority Distributions, Supplemental Priority Distributions, Special Distributions, Disposition Amount, ET Amount and Special P.O. Amount and payments of any kind required to be made to Nonaffiliated Partner Trustee thereunder), including, without limitation, the immediate and continuing right of Nonaffiliated Partner Trustee to receive and collect all distributions and any other payments or other amounts and the right of Nonaffiliated Partner Trustee to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to consent to any amendment, modification or waiver or to make any claims or demands under or to take any other action provided under or in respect of the Partnership Agreement, the Services Agreement or the O&M Agreement or to accept surrender of any Unit or Units, including all the rights and powers and remedies of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other Partner, to declare the O&M Agreement and the Services Agreement to be in default, to terminate such agreements and exercise all rights and remedies thereunder and under the Partnership Agreement, including, without limitation, the commencement, conduct and consummation of legal, administrative and other proceedings as permitted thereunder or by law and the liquidation of Partnership and all rights and powers of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other Partner following a BJ Event of Default to amend, modify or waive such agreements and to exercise the other rights contained in Section 7 of the Partnership Agreement; and (B) all other rights, remedies and other property described in Section 1.1(i) of the Indenture; and

              (ii) Partnership has granted, bargained, sold, assigned, transferred, conveyed, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, pledge, and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Indenture Trustee, for itself, and for the Holders from time to time a security interest in and lien on, all estate, right, title and interest of Partnership in, to and under (i) the Units and all replacements thereof and substitutions therefor in which Partnership shall from time to time acquire an interest under the Contribution Agreements and the Partnership Agreement as more particularly described in the copy of the Partnership Agreement Supplement and O&M Agreement Supplement attached hereto as Exhibits A and B, respectively, and (ii) all other rights, remedies and other property described in
       Section 1.1(ii) of the Indenture.

       BUT SUBJECT, HOWEVER, TO THE EXCLUSIONS AND LIMITATIONS SET FORTH IN THE INDENTURE, SUCH EXCLUSIONS INCLUDING, any and all Excepted Property now existing or hereafter arising. It is further expressly agreed and stipulated that the foregoing grant shall not include any Other Equipment, including any Replacement Items.

       TO HAVE AND TO HOLD all and singular the aforesaid property unto Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Holders from time to time, without any preference, priority or distinction of any one Note over any other Note under the Indenture, and for the benefit and security of Indenture Trustee and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

       It is the intention of the parties hereto that all Notes issued and Outstanding under the Indenture rank on a parity with each other Note and that, as to each other Note, they be secured equally and ratably by the collateral described herein and in other Indenture Supplements, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise.

       The Notes issued under this Indenture Supplement shall be designated as Secured Notes. The Notes shall be substantially in the form set forth in Exhibit A to the Indenture. The Notes issued under this Indenture Supplement shall be
dated the date of issuance thereof and shall bear interest at a rate of    % per
annum. The principal of each Note shall be payable as indicated in Exhibit C hereto.

       This Supplement shall be construed as supplemental to the Indenture and shall form a part of it, and this Indenture Supplement is hereby incorporated by reference therein and the Indenture is hereby ratified, approved and confirmed.

       This Supplement may be executed by Nonaffiliated Partner Trustee and Indenture Trustee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

       AND FURTHER, Nonaffiliated Partner Trustee and Partnership hereby acknowledge that the Units referred to in the aforesaid Partnership Agreement Supplement and O&M Agreement Supplement attached hereto and made a part hereof have been delivered to Partnership and are included in the property of Partnership covered by all the applicable terms and conditions of the Partnership Agreement, subject to the pledge or mortgage thereof under the Indenture.

       THIS INDENTURE SUPPLEMENT AND THE NOTES SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN NEW YORK, EXCEPT TO THE EXTENT THAT MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTERESTS GRANTED BY THE BASIC DOCUMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

       IN WITNESS WHEREOF Nonaffiliated Partner Trustee, Partnership and Indenture Trustee have caused this INDENTURE SUPPLEMENT NO. ___ to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                                                              ,
                                             not in its individual capacity but
                                             solely as Nonaffiliated Partner
                                             Trustee


                                             By:
                                               Name:
                                               Title:

                                             BJ SERVICES EQUIPMENT II, L.P.

                                             By:  BJ Services Company, U.S.A.,
                                                  its General Partner



                                             By:  /s/ T. M. Whichard
                                                  T. M. Whichard, Treasurer

                                                                             ,
                                       as Indenture Trustee


                                       By:
                                          Name:
                                          Title:

                                                                EXHIBIT A
                                                                   TO
                                                     INDENTURE SUPPLEMENT NO.


                                         UNITS

                [Attach Copy of Appropriate Partnership Agreement Supplement]

                                                                EXHIBIT B
                                                                   TO
                                                     INDENTURE SUPPLEMENT NO.


                                         UNITS

                  [Attach Copy of Appropriate O&M Agreement Supplement]

                                                                EXHIBIT C
                                                                   TO
                                                     INDENTURE SUPPLEMENT NO.


                                     SECURED NOTES


                     Date of Issuance:

                     Final Maturity:

                     Aggregate Principal          $___________________
                     Amount:

                     Payment Dates for
                     Interest:

                     Interest Rate:

                                                     APPENDIX A
                                                         TO
                                               PARTICIPATION AGREEMENT
                                                PARTNERSHIP AGREEMENT
                                                      GUARANTY
                                                TAX INDEMNITY AGREEMENT
                                                    TRUST AGREEMENT
                                                       INDENTURE
                                                   SERVICES AGREEMENT
                                                      O&M AGREEMENT



                                     DEFINITIONS


GENERAL PROVISIONS

       The following terms shall have the following meanings for all purposes of the Basic Documents referred to below, unless otherwise defined in a Basic Document or the context thereof otherwise requires. Such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In case of any conflict between the provisions hereof and the provisions of the main body of any Basic Document, the provisions of the main body of such Basic Document shall control the construction of such Basic Document.

       Unless the context otherwise requires, (i) references to agreements shall be deemed to mean and include such agreements as amended, supplemented and otherwise modified from time to time, (ii) references to parties to agreements shall be deemed to include the permitted successors and assigns of such parties,
(iii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Basic Document as a whole in which such words are used and not to any particular Section, Subsection or other subdivision of such Basic Document and (iv) all references in a Basic Document to Sections, Exhibits, Schedules and Appendices refer to Sections, Exhibits, Schedules and Appendices of such Basic Document unless otherwise indicated. The term "including" shall mean "including, without limitation," unless otherwise expressly stated.

DEFINED TERMS

       "ADDITIONAL SERVICE PAYMENTS" -- as defined in Section 3.4 of the Services Agreement.

       "ADDITIONAL SERVICES" -- as defined in Section 2.1 of the Services Agreement.

       "ADJUSTED CAPITAL ACCOUNT" -- the Capital Account maintained for each Partner as of the end of each taxable year of Partnership, (a) INCREASED by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704- 1(b)(2)(ii)(c)(or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) DECREASED by (i) the amount of all losses and deductions that, as of the end of such taxable year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such taxable year, are reasonably expected to be made to such Partner in subsequent years in accordance with the Partnership Agreement to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or before) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 5.2(c)(i) of the Partnership Agreement). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

       "ADJUSTMENT AMOUNT" -- with respect to a Determination Date, Settlement Date, Reduction Date, Default Payment Date, the ET Date, or the Special P.O. Date, either (1) all amounts of Priority Distributions allocated pursuant to the Partnership Agreement to any period prior to and including such date which are unpaid as of such date (which is shown as a positive number and which shall represent a payment obligation of the Partnership to the Nonaffiliated Partner Trustee in addition to the payment of Disposition Value, ET Price or Special P.O. Price on such date, as the case may be), or (2) the amounts of Priority Distributions paid prior to such date and allocated pursuant to the Partnership Agreement to periods after such date (which is shown as a negative number and which shall represent a credit against the Partnership's payment obligation to Nonaffiliated Partner Trustee in respect of Disposition Value, ET Price or Special P.O. Price, as the case may be). If the difference as so calculated is a negative number and is not otherwise netted against Disposition Value as provided in the definition of Disposition Amount, such difference shall be netted against the amount of ET Price, Special P.O. Price or Fair Market Value payable therewith.

       "AFFILIATE" of any Person -- any other Person which directly or indirectly controls, or is controlled by, or is under a common control with, such Person. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the term "CONTROLLED" shall have a meaning correlative to the foregoing.

       "AFFILIATED PARTNER" -- as defined in the caption of the Participation Agreement.

       "AFTER-TAX BASIS" -- (i) in the case of any amount being paid to any Tax Indemnitee or Indemnified Person, an amount which, after deduction of all Taxes imposed upon such Tax Indemnitee or Indemnified Person that would not have been imposed but for the receipt or accrual of such amount (or the receipt or accrual of amounts paid by reason of a "gross-up" provision), is equal to the amount required to be paid under the applicable Basic Document and (ii) in the case of any amount being paid by any Tax Indemnitee, an amount which, after deduction of all Taxes saved by such Tax Indemnitee that would not have been saved but for the payment or accrual of the obligation to pay such amount (or the payment or accrual of the obligation to pay amounts by reason of a "gross-up" provision) is equal to the amount to be paid under the applicable Basic Document. All computations for the purposes hereof shall be based on the highest applicable tax rates in effect in the applicable jurisdiction on the date payment is made or accrued, as the case may be.

       "AGREED VALUE" -- of any Contributed Property -- the fair market value of such property or other consideration at the time of contribution as determined by General Partner using such reasonable method of valuation as it may adopt; except that if any Limited Partner disputes the fair market value of any Contributed Property as so determined by General Partner, the fair market value of such Contributed Property shall be determined by a Contributed Property Appraisal.

       "APPLICABLE PERCENTAGE" -- for any Unit at any time, the percentage calculated by dividing the Equipment Value for such Unit by the aggregate amount of the Equipment Value of all Units.

       "APPRAISAL" -- the report of Arthur Andersen containing the opinions described in Section 4.2(a) of the Participation Agreement, and otherwise in form and substance reasonably satisfactory to Beneficiaries.

       "ASSIGNED AGREEMENTS" -- the Partnership Agreement, the Contribution Agreements and the Guaranty.

       "ATTORNEY-IN-FACT" -- as defined in Section 2.3(b) of the Partnership Agreement.

       "AVAILABLE CASH" -- as defined in Section 6.1(e) of the Partnership Agreement.

       "BANKRUPTCY" -- an event described in clause (g) or clause (h) of the definition of "BJ Event of Default."

       "BANKRUPT BENEFICIARY" -- as defined in Section 8.3(e)(i)(4) of the Indenture.

       "BANKRUPT BJ ENTITY" -- (a) Service Taker, if a Services Event of Default described in Section 6.1(d) or 6.1(e) of the Services Agreement exists,
(b) Operator, if an O&M Event of Default described in Section 14.1(d) or (e) of the O&M Agreement exists, (c) Partnership, if a BJ Event of Default described in clause (g) or (h) of the definition thereof exists with respect to Partnership,
(d) Affiliated Partner, if a BJ Event of Default described in clause (g) or (h) of the definition thereof exists with respect to Affiliated Partner, (e) General Partner, if a BJ Event of Default described in clause (g) or (h) of the definition thereof exists with respect to General Partner, and (f) BJ USA if a BJ Event of Default described in clause (g) or (h) of the definition thereof exists with respect to BJ USA.

       "BANKRUPTCY CODE" -- the United States Bankruptcy Reform Act of 1978, as amended from time to time, 11 U.S.C. Section 101, et seq.

       "BASE SERVICES" -- as defined in Section 2.1 of the Services
Agreement.

       "BASE TERM" -- the period from March 15, 2000 to the Base Term Expiration Date.

       "BASE TERM EXPIRATION DATE" -- means the Transaction Term Expiration
Date.

       "BASIC DOCUMENTS" -- the Participation Agreement, the Contribution Agreements, the Trust Agreement, the Notes, the Partnership Agreement (including each Partnership Agreement Supplement), the O&M Agreement (including each O&M Agreement Supplement), the Services Agreement, the Guaranty, the Indenture (including each Indenture Supplement) and each Tax Indemnity Agreement.

       "BENEFICIAL INTEREST" -- the interest of a Beneficiary under the Trust Agreement.

       "BENEFICIARIES' AGREEMENTS" -- the Basic Documents to which the Beneficiaries are or will be a party.

       "BENEFICIARIES' CERTIFICATE" -- as defined in Section 2.4(a) of the Participation Agreement.

       "BENEFICIARY" -- each Person listed as a Beneficiary in Schedule 1 to the Participation Agreement and each Person that becomes a Beneficiary pursuant to
Section 6.1 of the Participation Agreement.

       "BENEFICIARY BANKRUPTCY" -- as defined in Section 8.3(e)(i)(4) of the Indenture.

       "BJ CREDIT AGREEMENT" -- the Amended and Restated Credit Agreement dated as of August 7, 1996, among BJ Services Company, BJ Services Company, U.S.A., BJ Service International, Inc., BJ Services Company Middle East, Nowsco Well Service Ltd. and the other Subsidiary Borrowers from time to time parties thereto, Bank of America National Trust and Savings Association, individually, as U.S. Agent, as Letter of Credit Issuing Bank and as Swing Loan Bank, Bank of America Canada, individually and as Canadian Agent, The Chase Manhattan Bank, individually and as Senior Co-Agent, Bank of Montreal, Royal Bank of Canada, Toronto-Dominion (Texas), Inc., Credit Lyonnais New York Branch and Wells Fargo Bank (Texas), National Association, each individually and as Co-Agent, and the other financial institutions from time to time parties thereto as amended from time to time.

       "BJ DEFAULT" -- an event which with notice or the lapse of time or both would become a BJ Event of Default.

       "BJ ENTITY" -- means BJ Services Company or any wholly owned direct or indirect Subsidiary thereof.

       "BJ EVENT OF DEFAULT" -- any one or more of the following if continuing at the time of determination:

              (a)    a Services Event of Default under Section 6.1(b), (c), (d),
       (e) or (f) of the Services Agreement;

              (b)    an O&M Event of Default under Section 14.1(b), (c), (d),
       (e) or (f) of the O&M Agreement;

              (c)    a Guarantor Event of Default;

              (d) General Partner or Affiliated Partner fails to make any capital contribution under the Partnership Agreement or pay any other amount under Sections 5.12, 5.16, 5.17, 5.18 or 5.22 of the Participation Agreement or Partnership fails to make and/or General Partner fails to cause Partnership to make any Priority Distribution, Supplemental Priority Distribution or Special Distribution, in each case, within 5 Business Days after the same becomes payable or distributable;

              (e) Partnership, General Partner, Affiliated Partner or BJ USA fails to make any payment or distribution (other than as described in clause (d) above) under any Basic Document, other than the O&M Agreement and the Services Agreement (except that any failure to pay or distribute to Nonaffiliated Partner Trustee (in its individual or trust capacity) or any Beneficiary when due or distributable any amount constituting Excepted Property shall not constitute a BJ Event of Default before the discharge of the Lien of the Indenture in accordance with the terms thereof) after the same becomes due or distributable and such failure continues unremedied for 30 days after receipt by Partnership, General Partner, Affiliated Partner or BJ USA, as the case may be, of written notice of such failure from Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any Holder;

              (f) any representation made by Partnership, General Partner, Affiliated Partner or BJ USA in any Basic Document, other than the O&M Agreement and the Services Agreement, or in any other document or certificate furnished by Partnership, General Partner, Affiliated Partner or BJ USA (or a Responsible Officer of Partnership, General Partner, Affiliated Partner or BJ USA) pursuant to the Basic Documents, other than the O&M Agreement and the Services Agreement, was untrue or incorrect in any material respect as of the date of making thereof;

              (g)    Partnership, General Partner, Affiliated Partner or BJ USA
       (i) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consents to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) generally fails to pay, or admits in writing its inability to pay, its debts as they come due, or
       (iv) makes a general assignment for the benefit of creditors, or
       (v) takes any corporate action to authorize or in furtherance of any of the foregoing;

              (h) an involuntary case or other proceeding is commenced against Partnership, General Partner, Affiliated Partner or BJ USA seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days;

              (i) any Event of Dissolution under Section 11 of the Partnership Agreement; or

              (j) Partnership, General Partner, Affiliated Partner or BJ USA fails to observe or perform any of its covenants or agreements (other than those described in the foregoing clauses of this definition) to be observed or performed by it under any Basic Document, other than the O&M Agreement and the Services Agreement, and the failure continues unremedied for 30 days after notice from Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any Holder to Partnership, General Partner, Affiliated Partner or BJ USA, as the case may be, specifying the failure and demanding the same to be remedied; except that, if the failure is capable of being remedied and the remedy does not involve the payment of money alone, no such failure shall constitute a BJ Event of Default so long as Partnership, General Partner, Affiliated Partner or BJ USA, as the case may be, is diligently proceeding to remedy the failure, but in no event shall the failure continue unremedied for a period in excess of the lesser of (i) 120 days from the notice referred to above and (ii) the remaining number of days in the Transaction Term or until the Maturity Date, as the case may be; provided, however, that notwithstanding anything to the contrary contained herein (including, without limitation, in this definition of BJ Event of Default) or in any of the Basic Documents, none of the foregoing events or circumstances shall constitute a BJ Event of Default to the extent the same arise from, or with respect to or relate solely to any Other Equipment or Replacement Items.

       "BJ REMEDY" -- as defined in Section 8.3(a) of the Indenture.

       "BJ SERVICES COMPANY" -- BJ Services Company, a Delaware corporation, and the parent corporation of BJ USA.

       "BJ USA" -- as defined in the caption of the Participation Agreement.

       "BJ USA AGREEMENTS" -- the Basic Documents to which BJ USA is or will be a party.

       "BOOKS AND RECORDS" -- books and records of account in which are entered all matters relating to Partnership, including all income, expenditures, assets and liabilities thereof.

       "BUSINESS DAY" -- any day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in San Francisco, California, New York, New York, Houston, Texas, the city and state (if different from the foregoing) in which the principal corporate trust office of Nonaffiliated Partner Trustee is located, or, until the Lien of the Indenture is discharged, the city and state (if different from the foregoing) in which the principal corporate trust office of Indenture Trustee is located.

       "CAPITAL ACCOUNT" -- the capital account established and maintained for each Partner as provided in Section 5.1 of the Partnership Agreement.

       "CAPITAL CONTRIBUTION" -- the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership pursuant to Section 4.1, 4.2, 4.3, 6.1, 7.5 or 9.1 of the Partnership Agreement.

       "CARRYING VALUE" -- with respect to any Property, the Agreed Value of such Property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Capital Accounts. The Carrying Value of any Property shall be adjusted from time to time in accordance with
Section 5.1(d) of the Partnership Agreement and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Properties, as deemed appropriate by the Partners.

       "CLAIMS" -- as defined in Section 7.2(a) of the Participation Agreement.

       "CLEANUP" -- all actions required to: (1) cleanup, remove, treat or remediate Hazardous Substances in the indoor or outdoor environment; (2) prevent the Release of Hazardous Substances so that they do not migrate, endanger or threaten to endanger public health or welfare of the indoor or outdoor environment; (3) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (4) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Substances in the indoor or outdoor environment.

       "CLOSING" -- as defined in Section 2.4(a) of the Participation Agreement.

       "CODE" -- the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

       "COMMENCEMENT DATE" -- as defined in Section 2.4(a) of the Participation Agreement as the same may be postponed pursuant to Section 2.8 thereof.

       "COMMITMENT" -- with respect to a Beneficiary, its obligation to make an investment in Nonaffiliated Partner pursuant to Section 2.2(a) of the Participation Agreement.

       "COMPETITOR" -- any Person who is engaged, or an Affiliate of a Person who is engaged, or any Person who has an interest in a partnership, joint venture, corporation, trust, limited liability company, association, or unincorporated organization that is engaged in providing maintenance or stimulation services for oil and natural gas wells; EXCEPT that in no event shall any Note Purchaser or any bank, bank holding company, savings and loan association, fraternal benefit society, pension, retirement or profit sharing trust or fund, insurance company, securities broker or securities dealer or any leasing company or other financial institution or any Affiliate of any of the foregoing, be (i) deemed a Competitor or (ii) restricted from any purchase of or holding an ownership interest in any security of a Competitor for passive investment purposes.

       "CONFIRMATION" -- as defined in Section 2.4(c) of the Participation Agreement.

       "CONSOLIDATED STOCKHOLDERS' EQUITY" -- the par or stated value of the stock of the Guarantor and its Subsidiaries plus paid-in capital plus retained earnings, all as shown on the consolidated balance sheet of Guarantor and its Subsidiaries prepared in accordance with GAAP.

       "CONSOLIDATED SUBSIDIARY" -- at any time, any Subsidiary the accounts of which, in accordance with GAAP, would be consolidated with those of Guarantor in its consolidated financial statements if such statements were prepared as of such date.

       "CONTRIBUTED PROPERTY" -- each item of Property, in such form as may be permitted by the Delaware Act, contributed to Partnership.

       "CONTRIBUTED PROPERTY APPRAISAL" -- with respect to any Contributed Property, the determination of fair market value by an appraiser selected by the Partners, or, if the Partners cannot agree upon an appraiser, then the General Partner and the Affiliated Partner shall together appoint one appraiser and the Nonaffiliated Partner shall appoint one appraiser, and such appraisers shall select a single appraiser, which appraiser shall determine the fair market value of such Contributed Property; except that the Agreed Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be determined in accordance with Section 5.1(d) of the Partnership Agreement.

       "CONTRIBUTION AGREEMENT" -- the Contribution and Conveyance Agreement dated as of December 15, 1999, and each other

Contribution and Conveyance Agreement dated the date that any Replacement Unit or any other Unit or Replacement Item becomes property of Partnership pursuant to the Partnership Agreement (and, except as to Other Equipment or Replacement Items, becomes subject to the Lien of the Indenture, if the Indenture is in effect), from BJ USA or Affiliated Partner to Partnership covering the Units and Other Equipment delivered to Partnership before, and owned by Partnership on, the Commencement Date or such Replacement Unit or any other Unit and Other Equipment, as the case may be, substantially in the form of EXHIBIT C to the Participation Agreement.

       "CO-REGISTRAR" -- as defined in Section 2.3 of the Indenture.

       "CURRENT PRINCIPAL AMOUNT" -- with respect to a Note as of any relevant date, the original principal amount of such Note reduced by the amount of principal paid with respect to such Note on or before such date.

       "CUSTOMERS" -- as defined in Recital A of the Participation Agreement.

       "DEBT" -- the indebtedness evidenced by the Notes.

       "DEBT RATE" -- with respect to any Note, a rate of interest equal to 8.09% per annum (computed on the basis of a year of 360 days consisting of twelve 30-day months).

       "DEFAULT PAYMENT DATE" -- as defined in Section 5.22 of the Participation Agreement.

       "DELAWARE ACT" -- the Delaware Revised Uniform Limited Partnership Act,
6. Del. C. 1953, Section 17-101 ET SEQ., as amended from time to time, and any successor thereto.

       "DETERMINATION DATE" -- each of the dates set forth on SCHEDULE 5 to the Participation Agreement.

       "DISCOUNT RATE" -- a per annum rate equal to the Debt Rate.

       "DISPOSITION AMOUNT" -- for any Unit as of any Determination Date, a Settlement Date, Reduction Date, Default Payment Date, the ET Date, or the Special P.O. Date the sum of (1) the amount (which may be a positive or negative number) of the Adjustment Amount for such Unit (determined by multiplying the Adjustment Amount as at such date by the Applicable Percentage) as at such date, plus

(2) the amount of the Disposition Value as at such date. Anything contained in the Trust Agreement or the Participation Agreement to the contrary notwithstanding, the Disposition Amount for such Unit on the date of payment thereof (both before and after any adjustment pursuant to Section 2.7 of the Participation Agreement), under any circumstances and in any event, will be an amount which will be at least sufficient to pay in full as of the date of payment thereof, the portion of the unpaid principal of the Notes which is related to such Unit, together with all unpaid interest accrued to the date on which such amount is paid in accordance with the terms thereof.

       "DISPOSITION VALUE" -- for any Unit as of any Determination Date, the amount determined by multiplying the Equipment Value for such Unit by the percentage set forth in SCHEDULE 5 to the Participation Agreement opposite the Determination Date on which such Disposition Value is being determined.

       "DISTRIBUTION" -- a Priority Distribution, a Supplemental Priority Distribution or a Special Distribution.

       "DISTRIBUTION DATE" -- each date listed on SCHEDULE 1 to the Partnership Agreement.

       "DISTRIBUTION PERIOD" -- the six-month period beginning on the day following a Distribution Date and ending on the next succeeding Distribution Date.

       "ECONOMIC LIFE" -- as defined in Section 4.2(a)(iii) of the Participation Agreement.

       "ENVIRONMENTAL CLAIM" -- any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, Cleanup costs, government response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or Release into the indoor or outdoor environment, of any Hazardous Substances at any location, whether or not owned or operated by Partnership, BJ USA or Operator or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

       "ENVIRONMENTAL LAW" -- any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Government Authority regulating, relating to or imposing liability standards of conduct concerning any Hazardous Substances or pollution or environmental protection, as now or may at any time hereafter be in effect, including, without limitation, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendments and Reauthorization Act of 1986, the Emergency Planning and Community Right to Know Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, and the Toxic Substances Control Act, together, in each case, with each amendment, supplement or other modification thereto, and the regulations promulgated thereunder and all substitutions therefor.

       "EQUIPMENT VALUE" -- (a) for any Unit owned by Partnership on the Commencement Date, the amount for such Unit specified on the Appraisal as of the Commencement Date and as set forth on Schedule 3 to the Participation Agreement,
(b) for any item of Other Equipment owned by the Partnership on the Commencement Date, the amount for such item of Other Equipment set forth on Schedule 3 to the Participation Agreement, and (c) for any Unit or item of Other Equipment contributed to Partnership on any other date, the Fair Market Value of such Unit or item of Other Equipment, as applicable, as certified by General Partner pursuant to Section 5.13 of the Participation Agreement or as otherwise determined in accordance with the definition of "Fair Market Value", in each case, determined as of the date of contribution.

       "ERISA" -- the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law.

       "ERISA AFFILIATE" -- any corporation or trade or business that:

              (a) is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as BJ USA; or

              (b) is under common control (within the meaning of section 414(c) of the Code) with BJ USA.

       "ERISA PLAN" -- as defined in Section 3.4(i) of the Participation Agreement.

       "ET AMOUNT" -- the ET Price plus the Adjustment Amount (which may be a positive or negative number) as of the ET Date.

       "ET DATE" -- as set forth on Schedule 8 to the Participation Agreement.

       "ET PRICE" -- an amount equal to the product of the percentage set forth for the ET Date on Schedule 8 to the Participation Agreement multiplied by the Equipment Value of the Units then owned by Partnership.

       "ET RIGHT" -- as defined in Section 9.1 of the Partnership Agreement.

       "EVENT OF DISSOLUTION" -- as defined in Section 11.1 of the Partnership Agreement.

       "EVENT OF LOSS" -- as defined in Section 11.1 of the O&M Agreement.

       "EXCEPTED PROPERTY" --

              (a) any indemnity payable to Nonaffiliated Partner Trustee, Indenture Trustee, any Beneficiary or their respective directors, officers, employees, agents, successors, assigns (other than Indenture Trustee as assignee) or affiliates pursuant to Section 7 of the Participation Agreement;

              (b) any proceeds of insurance payable to Nonaffiliated Partner Trustee or any Beneficiary under insurance maintained by Nonaffiliated Partner Trustee or any Beneficiary in addition to the insurance required to be maintained by Operator pursuant to the terms of the O&M Agreement,, any proceeds of insurance to the extent payable in respect of Other Equipment and any proceeds of liability insurance policies carried for the benefit of Nonaffiliated Partner Trustee or any Beneficiary by or Operator pursuant to Section 12 of the O&M Agreement or by any other Person;

              (c) the Tax Indemnity Agreement and all payments or advances required to be made thereunder by or to Guarantor;

              (d) any rights against BJ USA, General Partner, Operator, Service Taker, Partnership or Guarantor acquired by subrogation to the rights of Indenture Trustee pursuant to cure of defaults of BJ USA, General Partner, Operator, Service Taker, Partnership or Guarantor, and any amounts payable by BJ USA, General Partner, Operator, Service Taker, Partnership or Guarantor to reimburse Nonaffiliated Partner Trustee or any Beneficiary for payments made by it in respect of their obligations under the Basic Documents, so long as such cures and payments are made in accordance with the Indenture;

              (e) any amounts payable to any Beneficiary by a transferee as the purchase price for all or any portion of its interest permitted by
       Section 6.1 of the Participation Agreement;

              (f) all right, title and interest of Nonaffiliated Partner Trustee or any Beneficiary in any collateral that has been released from the security interest and assignment of the Indenture whether by satisfaction of the obligations of Nonaffiliated Partner Trustee hereunder and under the Notes or otherwise pursuant to terms of the Indenture;

              (g) any Taxes payable to Partnership or Nonaffiliated Partner pursuant to the Participation Agreement;

              (h) the rights of Nonaffiliated Partner Trustee, Indenture Trustee and any Beneficiary to pursue legal remedies to compel payment by BJ USA, General Partner, Operator, Service Taker or Partnership of any of the amounts referred to in the foregoing clauses (i)through (g) or enforce the agreements of BJ USA, General Partner, Operator, Service Taker or Partnership related thereto, except that the rights referred to in this clause (h) shall not be deemed to include the exercise of any remedies in the Partnership Agreement, the Services Agreement, the O&M Agreement or the Participation Agreement other than the right to proceed by appropriate court action or actions, either at law or in equity, to enforce performance by BJ USA, General Partner, Operator, Service Taker or Partnership of the applicable covenants or to recover damages for the breach thereof;

              (i) the right to consent or withhold consent to any amendment, modification or waiver of the Partnership Agreement, the O&M Agreement, the Participation Agreement or the Services Agreement or any other document solely in respect of Excepted Property;

              (j) the right to consent or withhold consent to declaration by Indenture Trustee of a BJ Event of Default solely in respect of Excepted Property; and

              (k) any Form K-1 (or similar substitute form) required or permitted to be given to Nonaffiliated Partner Trustee or Partnership.

       "EXCESS AMOUNT" -- as defined in Section 2.9(c) of the Indenture.

       "EXPENSES" -- as defined in Section 4.4(b) of the Partnership Agreement.

       "EXPIRATION DATE" -- as defined in Section 2.8(b) of the Participation Agreement.

       "FAIR MARKET RENTAL VALUE" or "FAIR MARKET VALUE" -- with respect to all Units and Other Equipment (or portions thereof for purposes of Section 5.13 of the Participation Agreement) with respect to which a determination is being made, the cash rent or cash price obtainable for such Units or Other Equipment (or portions thereof for purposes of Section 5.13 of the Participation Agreement) in an arm's-length lease or sale between an informed and willing lessee or purchaser/user (including, without limitation, BJ USA and any lessee or buyer in possession of the Units or Other Equipment which is the subject of this transaction and including a purchaser/user in possession and other than a dealer in used equipment of a type similar to the Units or Other Equipment) under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller, under no compulsion to lease or sell, as the case may be. Except for determinations for the purposes of Section 5.22 of the Participation Agreement, Fair Market Rental Value and Fair Market Value shall be determined upon the assumption that each Unit or item of Other Equipment is in the condition and repair required under the O&M Agreement, free of any Liens other than Nonaffiliated Partner Liens, and in service. For purposes of Section
5.22 of the Participation Agreement, determinations of Fair Market Rental Value and Fair Market Value shall be determined upon the assumption that each Unit is to be leased or sold on an "as-is, where-is" basis. If the parties are unable to agree upon a Fair Market Rental Value or a Fair Market Value within 30 days after receipt of General Partner's certification as to Fair Market Value pursuant to Section 5.13 of the Participation Agreement or, unless Nonaffiliated Partner otherwise consents, if Fair Market Rental Value or Fair Market Value is to be determined for the purposes of Section 5.22 of the Participation Agreement, such value shall be determined by the following appraisal procedure, determinations under which shall be conclusively binding on all parties:

       (I)    If the appraisal procedure is used for any purpose other than
Section 5.22 of the Participation Agreement, Nonaffiliated Partner Trustee, within 10 days after the 30-day period after receipt of General Partner's certification as to Fair Market Value pursuant to Section 5.13 of the Participation Agreement, will provide BJ USA the names of appraisers that would be satisfactory to Nonaffiliated Partner Trustee, and Nonaffiliated Partner Trustee and BJ USA will consult with the intent of selecting a mutually acceptable appraiser. If a mutually acceptable appraiser is selected, the Fair Market Rental Value and/or the Fair Market Value, as the case may be, shall be determined by such appraiser and set forth in a written appraisal that is in compliance with the "Uniform Standards of Professional Appraisal Practice" of the Appraisal Standards Board of the Appraisal Foundation. If BJ USA and Nonaffiliated Partner Trustee are unable to agree upon a single appraiser within 10 days after Nonaffiliated Partner Trustee provides BJ USA with the names of appraisers, either party can file with the American Arbitration Association to provide a list of qualified and certified appraisers of recognized standing and knowledgeable in equipment of the type then owned by the Partnership within 15 days of such filing. Within 10 days of receipt of such list, Nonaffiliated Partner Trustee and BJ USA shall list in order of preference their respective choices for appraisers and the appraiser that is most preferred by both Nonaffiliated Partner Trustee and BJ USA (or, if two appraisers are preferred equally by Nonaffiliated Partner Trustee and BJ USA, the appraiser that is most preferred by both parties but chosen by Nonaffiliated Partner Trustee) shall perform the appraisal and set forth Fair Market Rental Value or Fair Market Value in a written appraisal that is in compliance with the "Uniform Standards of Appraisal Practice" of the Appraisal Foundation. BJ USA shall bear the cost of all appraisers.

       (II) If the appraisal procedure is used for the purpose of Section 5.22 of the Participation Agreement, Nonaffiliated Partner Trustee shall select an independent appraiser of recognized standing and knowledgeable in equipment of the type then owned by the Partnership. Such appraisal shall be made within 15 days of appointment. BJ USA shall bear the cost of such appraisal. Notwithstanding any of the foregoing, for the purposes of Section 5.22 of the Participation Agreement, the Fair Market Rental Value or the Fair Market Value, as the case may be, shall be zero with respect to any Unit if Nonaffiliated Partner Trustee theretofore has not been able to recover possession of such Unit in accordance with the terms of Section 15.1(b) of the O&M Agreement.

       "FINAL DETERMINATION" -- (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final (I.E., the earliest of when all allowable appeals by either party to the action (or with respect to any Beneficiary, only such appeals as are required by Section 7 of the Tax Indemnity Agreement or Section 7 of the Participation Agreement) are exhausted or the time for filing such appeal expires), (ii) a closing agreement entered into under Section 7121 of the Code (or any successor provision) or any other binding settlement agreement entered into in connection with an administrative or judicial proceeding, in any case with the consent of BJ USA (in the case of the Tax Indemnity Agreement, subject to the conditions of Section 7(d)), or (iii) the expiration of the time for instituting an initial suit with respect to a claimed deficiency or for instituting a claim for refund or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

       "FIRST SECURITY" -- as defined in Section 3.1 of the Participation Agreement.

       "GAAP" -- generally accepted accounting principles, consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession.

       "GENERAL PARTNER" -- BJ USA, as general partner of Partnership.

       "GOVERNMENT ACTIONS" -- all consents, approvals or authorizations of, or filings, registrations or qualifications with, or the giving of notice or taking of any other action with respect to, any Government Authority.

       "GOVERNMENT AUTHORITY" -- any applicable Federal, state, county, municipal or other United States Federal, state or local government, judicial or regulatory authority, agency, board, body, commission, instrumentality, court arbitrator, panel of arbitrators or quasi-government authority.

       "GUARANTOR" -- as defined in the caption of the Participation
Agreement.

       "GUARANTOR AGREEMENT" -- the Basic Documents to which Guarantor is or will be a party.

       "GUARANTOR DEFAULT" -- an event which with notice or the lapse of time or both would become a Guarantor Event of Default.

       "GUARANTOR EVENT OF DEFAULT" -- the following events (whether any such event is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or of any order, rule or regulation of any administrative or government body):

              (a) Guarantor fails to make any payment under the Guaranty when due (except that any failure to pay to Nonaffiliated Partner Trustee (in its individual or trust capacity) or any Beneficiary when due any amounts constituting Excepted Property shall not constitute a Guarantor Event of Default before the discharge of the Lien of the Indenture in accordance with the terms thereof);

              (b) Guarantor fails to make any other payment under the Basic Documents (except that any failure to pay any amount owed by Guarantor under the Tax Indemnity Agreement or any failure of Guarantor to pay to Nonaffiliated Partner Trustee (in its individual or trust capacity) or any Beneficiary when due any amount constituting Excepted Property shall not constitute a Guarantor Event of Default before the discharge of the Lien of the Indenture in accordance with the terms thereof) after the same becomes due and such failure continues unremedied for 30 days after receipt by Guarantor of written notice of such failure from Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any Holder;

              (c) any representation made by Guarantor in any Basic Document or in any other document or certificate furnished by Guarantor (or a Responsible Officer of Guarantor) pursuant to the Basic Documents (other than the representations set forth in the Tax Indemnity Agreement) was untrue or incorrect in any material respect as of the date of making thereof;

              (d) Guarantor (i) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consents to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) generally fails to pay, or admits in writing its inability to pay, its debts as they come due, or (iv) makes a general assignment for the benefit of creditors, or (v) takes any corporate action to authorize or in furtherance of any of the foregoing;

              (e) an involuntary case or other proceeding is commenced against Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days; or

              (f) Guarantor fails to observe or perform any of its covenants or agreements (other than those described in the foregoing clauses of this definition) to be observed or performed by Guarantor under the Guaranty or any other Basic Document (other than the Tax Indemnity Agreement) and the failure continues unremedied for 30 days after notice from Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any Holder to Guarantor, specifying the failure and demanding the same to be remedied; except that, if the failure is capable of being remedied and the remedy does not involve the payment of money alone, no such failure shall constitute a Guarantor Event of Default so long as Guarantor is diligently proceeding to remedy the failure, but in no event shall the failure continue unremedied for a period in excess of the lesser of (i) 120 days from the notice referred to above and (ii) the remaining number of days in the Transaction Term or until the Maturity Date, as the case may be; provided, however, that none of the foregoing events shall constitute a Guarantor Event of Default to the extent the same arise solely from or with respect to any Other Equipment or Replacement Items.

       "GUARANTY" -- the Guaranty dated as of December 15, 1999, from
       Guarantor.

       "HAZARDOUS SUBSTANCES" -- (i) petroleum product, petroleum, crude oil or any fraction thereof, asbestos, radon, explosives, radioactive materials, hazardous wastes or substances (including polychlorinated biphenyls), or toxic wastes or substances; (ii) any other wastes, materials or pollutants defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste" or "toxic substances" as defined under any applicable Environmental Laws; or (iii) any other pollutants or contaminants which are regulated under any Environmental Law.

       "HOLDERS" -- as the case may be, (I) each Note Purchaser, or if such Note Purchaser transfers its interest in accordance with the Basic Documents, the transferee of such Note Purchaser, or (ii) each Person to whom a Refunding Note is issued.

       "INCOME TAXES" -- as defined in Section 7.1(c)(i) of the Participation Agreement.

       "INDEMNIFIED PERSON" -- as defined in Section 7.2(b) of the Participation Agreement.

       "INDENTURE" or "TRUST INDENTURE" -- the Trust Indenture and Security Agreement dated as of December 15, 1999 among Nonaffiliated Partner Trustee, in the capacities described therein, Partnership and Indenture Trustee. Such terms shall include each Indenture Supplement entered into pursuant to the Indenture.

       "INDENTURE DEFAULT" -- an Indenture Event of Default or an event which with notice or the lapse of time or both would become an Indenture Event of Default.

       "INDENTURE ESTATE" -- as defined in the Granting Clause of the Indenture.

       "INDENTURE EVENT OF DEFAULT" -- as defined in Section 8.1 of the
Indenture.

       "INDENTURE SUPPLEMENT" -- (i) an Indenture Supplement substantially in the form of Exhibit B to the Indenture, among Nonaffiliated Partner Trustee, in the capacities described therein, Partnership and Indenture Trustee, dated the Commencement Date or the date that any Replacement Unit or any other Unit is subjected to the Lien and security interest of the Indenture, and covering the Units related to the Commencement Date or such Replacement Unit or such other Unit, as the case may be, or (ii) any supplement or amendment entered into from time to time among Nonaffiliated

Partner Trustee, in the capacities described therein, Partnership and Indenture Trustee.

       "INDENTURE TRUSTEE" -- State Street Bank and Trust Company, a Massachusetts trust company, as trustee under the Indenture.

       "INDENTURE TRUSTEE AGREEMENTS" -- the Basic Documents to which ITC and/or Indenture Trustee are or will be a party.

       "INFLATION RATE" -- as defined in Section 4.2(a)(vi) of the Participation Agreement.

       "INITIAL CASH" -- cash contributed to Partnership by Nonaffiliated Partner on the Commencement Date.

       "INITIAL OPERATING PAYMENT" -- as defined in Section 3.2(a) of the O&M Agreement.

       "INITIAL OTHER EQUIPMENT" -- the Other Equipment described in the Partnership Agreement Supplement and O&M Agreement Supplement on the Commencement Date.

       "INITIAL PARTNERSHIP AGREEMENT" -- the Agreement of Limited Partnership of BJ Services Equipment II, L.P. dated as of December 10, 1999 between General Partner, as general partner thereof, and Organizational Limited Partner, as limited partner thereof.

       "INITIAL UNITS" -- the Units described in the Indenture Supplement, Partnership Agreement Supplement and O&M Agreement Supplement on the Commencement Date.

       "INSURED AMOUNT LEVEL" -- an amount equal to 18.7% of the aggregate Equipment Value of the Units owned by the Partnership on the ET Date.

       "INSURED RISKS AND LOSSES" -- such risks and losses as are specified in the O&M Agreement.

       "INTERESTS" -- as defined in Section 3.5(d) of the Participation
Agreement.

       "INTERIM TERM" -- the period from the Commencement Date until March 15, 2000.

       "INVESTMENT GRADE" -- as defined in Section 12.2 of the O&M Agreement.

       "INVESTMENTS" -- with respect to any Person, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person; including, without limitation, any direct or indirect contribution by such Person of property to a joint venture, partnership or other business entity in which such Person retains an interest.

       "ITC" -- as defined in Section 3.3 of the Participation Agreement.

       "LATE RATE" -- with respect to the portion of any payment that would be required to be distributed to the Holders pursuant to the Indenture or otherwise under the Basic Documents, Nonaffiliated Partner (whether directly or pursuant to the Indenture), Beneficiaries or Nonaffiliated Partner Trustee, in its individual capacity, the rate per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) equal to the lesser of (a) 2% over the Debt Rate or the New Debt Rate, as applicable, and
(b) the maximum interest rate from time to time permitted by law.

       "LIEN" -- any mortgage, pledge, security interest, lien, encumbrance, lease, disposition of title or other charge of any kind on a Unit or any part thereof.

       "LIMITED PARTNERS" -- Affiliated Partner and Nonaffiliated Partner and "Limited Partner" means any of the Limited Partners.

       "LIQUIDATOR" -- the Person or committee approved pursuant to the provisions of Sections 11.3(a) and (b) of the Partnership Agreement who performs the functions described therein.

       "MAJORITY IN INTEREST" -- as of a particular date of determination, with respect to any action or decision of the Holders, the Holders of more than 50% in aggregate principal unpaid amount of the Outstanding Notes, if any.

       "MATERIAL ADVERSE EFFECT" -- an adverse effect on the business, properties, financial condition or results of operation of Partnership, BJ USA, Affiliated Partner, Guarantor or Operator, taken as a whole, that would materially jeopardize the ability of

Partnership, BJ USA, Affiliated Partner, Guarantor or Operator to perform their obligations set forth in the Basic Documents.

       "MATURITY DATE" -- with respect to the Notes, the date specified as the maturity therefor in the Indenture.

       "MINIMUM SERVICES PAYMENT" -- as defined in Section 3.3 of the Services Agreement.

       "MODIFICATION" -- as defined in Section 9.2 of the O&M Agreement.

       "MULTIEMPLOYER PLAN" -- any "multiemployer plan" (as defined in section 3 of ERISA) in respect of which BJ USA or any ERISA Affiliate is an "employer" (as defined in section 3 of ERISA).

       "NET AGREED VALUE" -- (a) in the case of any Contributed Property, the Agreed Value of such Contributed Property reduced by the total amount in the aggregate of any and all liabilities either assumed by Partnership upon such contribution or to which such Contributed Property is subject when contributed, and (b) in the case of any Property distributed to a Partner, Partnership's Carrying Value of such Property at the time such Property is distributed, reduced by the total amount in the aggregate of any and all indebtedness either assumed by such Partner upon such distribution or to which such Property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

       "NET ECONOMIC RETURN" -- The applicable Beneficiary's initial (a) anticipated net after-tax yield for each of the periods beginning with the Commencement Date through the end of the Transaction Term and the Commencement Date through the ET Date, reflected in the computations of Priority Distributions, and ET Price set forth in SCHEDULES 4 and 8 to the Participation Agreement and Schedules 2 (and each subschedule thereto) and 4 to the Trust Agreement, (b) anticipated aggregate after-tax cash flow computed utilizing the multiple investment sinking fund method of analysis and the same assumptions (including, without limitation, the Tax Assumptions) as used by the applicable Beneficiary in making the computations of Priority Distributions and ET Price set forth in SCHEDULES 4 and 8 to the Participation Agreement and Schedules 2 (and each subschedule thereto) and 4 to the Trust Agreement and (c) the anticipated net after-tax book yield through the Base Term.

       "NET EQUITY OF THE PARTNERSHIP" -- as of any date, the amount by which the fair market value of the Property of Partnership as of such date, as determined in the reasonable judgment of the General Partner using such reasonable method of valuation as it may choose, exceeds the aggregate liabilities of the Partnership as of such date, as determined in accordance with GAAP.

       "NET INCOME" -- for any Taxable Period, the excess, if any, of Partnership's items of income and gain for such Taxable Period over Partnership's items of loss and deduction for such Taxable Period. The items included in the calculation of Net Income shall be determined in accordance with Section 5.1(b) of the Partnership Agreement, but shall not include any items specially allocated under Section 5.2(c) or Section 5.2(d) of the Partnership Agreement.

       "NET LOSS" -- for any Taxable Period, the excess, if any, of Partnership's items of loss and deduction for such Taxable Period over Partnership's items of income and gain for such Taxable Period. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.1(b) of the Partnership Agreement, but shall not include any items specially allocated under Section 5.2(c) or Section 5.2(d) of the Partnership Agreement.

       "NET SALES PROCEEDS" -- the proceeds realized from any sale of any one or more of the Units or items of Other Equipment, less the expenses related to such sale.

       "NEW DEBT RATE" -- with respect to the Notes, a per annum rate of interest (computed on the basis of a year of 360 days consisting of twelve 30-day months) determined by the Holders of 100% of the aggregate principal amount of the outstanding Notes in their sole and absolute discretion.

       "NONAFFILIATED PARTNER" -- as defined in the caption of the Partnership Agreement.

       "NONAFFILIATED PARTNER LIENS" -- any Lien on the Units or other portions of the Trust Estate arising as a result of (i) claims against Nonaffiliated Partner Trustee (in its individual capacity), Indenture Trustee (in its individual capacity) or any Beneficiary, not related to the transactions contemplated by the Basic Documents or which are not indemnified against by BJ USA pursuant to the Participation Agreement or the Tax Indemnity Agreement, or (ii) acts or omissions of Nonaffiliated Partner Trustee (in its individual capacity), Indenture Trustee (in its individual capacity) or any Beneficiary, not related to the transactions contemplated by the Basic Documents or in breach of any covenant or agreement of such Person set forth in any of the Basic Documents or which are not indemnified against by BJ USA pursuant to the Participation Agreement or the Tax Indemnity Agreement, or (iii) taxes imposed against Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee), Indenture Trustee (in its individual capacity) or any Beneficiary or the Trust Estate which are not indemnified against by BJ USA pursuant to the Participation Agreement or under the Tax Indemnity Agreement, or (iv) claims against Nonaffiliated Partner, Indenture Trustee or any Beneficiary arising out of the transfer (whether voluntary or involuntary) by Nonaffiliated Partner Trustee, Indenture Trustee (without the consent of BJ USA and Nonaffiliated Partner Trustee), or any Beneficiary (without the consent of BJ USA and Indenture Trustee) of all or any portion of their respective interests in Partnership, the Units, the Indenture Estate, the Trust Estate or the Basic Documents, other than a transfer pursuant to Section 9 or 11 of the Partnership Agreement, Section 5.12, 5.13, 5.16, 5.17, 5.18 or 5.22 of the Participation Agreement, Section 7.1 of the Services Agreement or Section
15.1 of the O&M Agreement or in connection with or with respect to an Indenture Event of Default.

       "NONAFFILIATED PARTNER TRUSTEE" -- First Security Trust Company of Nevada, a Nevada banking corporation, not in its individual capacity but solely as Nonaffiliated Partner Trustee under the Trust Agreement.

       "NONAFFILIATED PARTNER TRUSTEE INDENTURE ESTATE" -- as defined in
Section 1.1 of the Indenture.

       "NONAFFILIATED PARTNER TRUSTEE AGREEMENTS" -- the Basic Documents to which Nonaffiliated Partner Trustee, either in its individual capacity or as Nonaffiliated Partner Trustee, is or will be a party.

       "NONAFFILIATED PARTNER TRUSTEE'S NET ECONOMIC RETURN" -- the weighted average of the aggregate Net Economic Return of all Beneficiaries.

       "NONRECOURSE LIABILITY" -- as defined in Treasury Regulation Sections 1.704-2(b)(3) and 1.752-1(a)(2).

       "NONREPLACEMENT ELECTION" -- as defined in Section 7.2(c) of the Partnership Agreement.

       "NON-SEVERABLE MODIFICATION" -- any Modification that is not a Required Modification or that is not readily removable without causing damage to any Unit.

       "NOTE PURCHASERS" -- the Note Purchasers named in the Participation Agreement.

       "NOTES" -- at any time (i) the secured notes of Nonaffiliated Partner Trustee issued under and pursuant to the Participation Agreement and the Indenture, including any Notes issued in exchange therefor or replacement thereof pursuant to the Indenture, or (ii) any Refunding Notes, if any shall be issued.

       "NOTICE OF DELIVERY" -- as defined in Section 2.4(a) of the Participation Agreement.

       "NOTICES" -- all notices, communications or approvals that are required or may be sent or given pursuant to the Basic Documents.

       "O&M AGREEMENT" -- the Operating and Maintenance Agreement dated as of December 15, 1999 between Partnership and Operator. Such term shall include each O&M Agreement Supplement entered into pursuant to the O&M Agreement.

       "O&M AGREEMENT SUPPLEMENT" -- (i) an O&M Agreement Supplement substantially in the form of Exhibit A to the O&M Agreement, between Partnership and Operator, dated the Commencement Date or the date that any Replacement Unit or any other Unit or any Replacement Item or Other Equipment is subjected to the O&M Agreement, and covering the Units or Other Equipment related to the Commencement Date or such Replacement Unit or such other Unit or such Replacement Items, as the case may be, or (ii) any supplement or amendment entered into from time to time between Partnership and Operator.

       "O&M DEFAULT" -- an event which with notice or the lapse of time or both would become an O&M Event of Default.

       "O&M EVENT OF DEFAULT" -- as defined in Section 14.1 of the O&M
Agreement.

       "O&M/PARTNERSHIP EVENT OF DEFAULT" -- as defined in Section 14.2 of the O&M Agreement.

       "OBLIGATIONS" -- as defined in Section 1 of the Guaranty.

       "OBLIGOR" -- as defined in Section 1 of the Guaranty.

       "OFFICER'S CERTIFICATE" -- a certificate signed (i) in the case of BJ USA, General Partner, Service Taker, Operator, Affiliated Partner or Guarantor, by a Responsible Officer, (ii) in the case of any other corporation, by the President, any Vice President, any Assistant Vice President, the Treasurer or an Assistant Treasurer, (iii) in the case of a partnership, by the President, any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iv) in the case of a commercial bank or trust company, by the President, any Vice President, any Trust Officer or any other officer customarily performing the functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

       "ONE-TIME SERVICES PAYMENT" -- as defined in Section 3.2 of the Services Agreement.

       "OPERATING CAPACITY" -- as defined in Section 2.1 of the Services Agreement.

       "OPERATING PAYMENT DATE" -- as defined in Section 3.2(a) of the O&M Agreement.

       "OPERATING PAYMENTS" -- as defined in Section 3.2(a) of the O&M
Agreement.

       "OPERATOR" -- as defined in the caption of the Participation Agreement.

       "OPTIONAL MODIFICATION" -- as defined in Section 9.2 of the O&M
Agreement.

       "ORGANIZATIONAL LIMITED PARTNER" -- as defined in the caption of the Partnership Agreement.

       "OTHER AVAILABLE CASH" -- as defined in Section 6.1(e) of the Partnership Agreement.

       "OTHER EQUIPMENT" -- collectively the heavy duty truck tractors and truck trailers, in each case with the equipment installed thereon on the Commencement Date, each tractor or trailer, as the case may be, configured to operate on a standalone basis or in conjunction with Other Equipment or Units and provide any of the Services, or a combination thereof, and the other items of equipment, all as more particularly described under the heading "Other Equipment" in Schedule 3 to the Participation Agreement and in each Partnership Agreement Supplement, Indenture Supplement and O&M Agreement Supplement and including expressly all Replacement Items, together with any and all appliances, Parts, instruments, accessories, furnishings, other equipment, accessions, additions, improvements, substitutions and replacements from time to time incorporated or installed in or on any item thereof (other than any Severable Modifications that are not Required Modifications) and any and all appliances, parts, instruments, accessories, furnishings and other equipment (other than Units) title to which vests in, and which is the property of, Partnership pursuant to the terms of the Partnership Agreement.

       "OUTSTANDING" -- when used with respect to the Notes, as of any date of determination, all Notes theretofore executed and delivered and authenticated under the Indenture other than:

              (a) Notes theretofore canceled by Indenture Trustee or delivered to Indenture Trustee for cancellation pursuant to Section
       2.7 of the Indenture or otherwise;

              (b) Notes for whose payment (but only to the extent of such payment) or prepayment money in the necessary amount has been theretofore deposited with Indenture Trustee in trust for the Holders with respect to such Notes; except that if such Notes are to be redeemed or prepaid, notice of such redemption or prepayment has been duly given pursuant to the Indenture or provision therefor satisfactory to Indenture Trustee has been made; and

              (c) Notes in exchange for or in lieu of which other Notes have been authenticated, executed and delivered pursuant to the Indenture;

except that in determining whether the Holders of the requisite aggregate principal amount of Notes Outstanding have given any request, demand, authorization, declaration, direction, notice, consent or waiver under the Indenture, Notes owned by or pledged to BJ USA, Guarantor, Operator, Affiliated Partner, Nonaffiliated Partner Trustee or any Beneficiary or any Affiliate of any thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether Indenture Trustee shall be protected in relying upon any such request, demand, authorization, declaration, direction, notice, consent or waiver, only Notes which Indenture Trustee knows to be so owned or so pledged shall be disregarded, (unless all Notes are so owned or pledged). The foregoing exception shall not negate the prohibitions set forth in Section 5.3 of the Participation Agreement.

       "PARTICIPANTS" -- the Note Purchasers and Beneficiaries.

       "PARTICIPATING PARTY" -- as defined in the recitals of the Guaranty.

       "PARTICIPATION AGREEMENT" -- the Participation Agreement, dated as of December 15, 1999, among BJ USA, Partnership, Operator, Affiliated Partner, Nonaffiliated Partner Trustee, in the capacities described therein, Guarantor, Beneficiaries, Note Purchasers and Indenture Trustee, in the capacities described therein.

       "PARTNER TRANSFEREE" -- any Person or entity, other than a Partner, to whom a Transferor Partner purports to Transfer its Partnership Interest.

       "PARTNERS" -- General Partner, Affiliated Partner and Nonaffiliated Partner, and "Partner" means any of the Partners.

       "PARTNERSHIP" -- BJ Services Equipment II, L.P., a Delaware limited partnership, which was established pursuant to the Initial Partnership Agreement.

       "PARTNERSHIP AGREEMENT" -- the Amended and Restated Agreement of Limited Partnership of BJ Services Equipment II, L.P., dated as of December 15, 1999 among General Partner, Affiliated Partner, Organizational Limited Partner and Nonaffiliated Partner Trustee, which amends and restates the Initial Partnership Agreement. Such term shall include each Partnership Agreement Supplement entered into pursuant to the Partnership Agreement.

       "PARTNERSHIP AGREEMENT SUPPLEMENT" -- (i) a Partnership Agreement Supplement, substantially in the form of Exhibit A to the Partnership Agreement, dated the Commencement Date or the date that any Replacement Unit is contributed to Partnership by General Partner or Affiliated Partner, among General Partner, Affiliated Partner and Nonaffiliated Partner, covering the Units owned by Partnership on the Commencement Date or related to such Replacement Unit, or (ii) any supplement or amendment entered into from time to time among General Partner, Affiliated Partner and Nonaffiliated Partner.

       "PARTNERSHIP INDENTURE ESTATE" -- is defined in Section 1.1(ii) of the Granting Clause of the Indenture.

       "PARTNERSHIP INTEREST" -- a Partner's ownership interest in Partnership and such Partner's rights and obligations under the Partnership Agreement.

       "PARTNERSHIP TAX RETURN" -- the Federal Partnership Information Return (together with all schedules required to be attached thereto) filed as IRS Form 1065, or any successor form.

       "PARTS" -- as defined in Section 8.3 of the O&M Agreement.

       "PAYMENT AMOUNT" -- with respect to the Notes, the total amount of the payment of principal due and payable on each Payment Date, expressed as a percentage and set forth in the appropriate Indenture Supplement. As to any single Note, "PAYMENT AMOUNT" -- the portion of total Payment Amount set forth therein in dollar or percentage terms.

       "PAYMENT DATE" -- with respect to both payments of principal and interest for Notes, each March 15 and September 15, beginning on the first such date to occur after the initial issuance of Notes.

       "PAYMENT MONTH" -- as defined in Section 3.3 of the Services Agreement or Section 3.2(a) of the O&M Agreement.

       "PAYMENTS" -- (i) in the O&M Agreement, the Operating Payments made by Service Taker to Operator and (ii) in the Services Agreement, Minimum Service Payments and Additional Service Payments.

       "PBGC" -- as defined in Section 3.2(t)(ii)(C) of the Participation Agreement.

       "PENSION PLAN" -- at any time, any "employee pension benefit plan" (as defined in Section 3 of ERISA) maintained at such time by BJ USA or any ERISA Affiliate for employees of BJ USA or such ERISA Affiliate, excluding any Multiemployer Plan.

       "PERMITTED INVESTMENTS" -- (i) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged, (ii) obligations fully guaranteed by the United States of America, (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association (which may be Indenture Trustee) incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $1,000,000,000 and having a rating assigned to the long-term unsecured debt of such institutions by Standard & Poor's Corporation and Moody's Investors Service, Inc. at least equal to AA and AA2, respectively, and (iv) commercial paper of companies, banks, trust companies or national banking associations (in each case excluding BJ USA and its Affiliates) incorporated or doing business under the laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization; except that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds from an entity described in clause (iii) above and no investment shall be eligible as a "Permitted Investment" unless the final maturity or date of return of such investment is 90 days or less from the date of purchase thereof.

       "PERMITTED LIENS" -- with respect to any Unit: (i) the interests of Partnership under the Amended and Restated Partnership Agreement; (ii) the interest of Operator under the O&M Agreement and the interest of Service Taker under the Services Agreement; (iii) any Liens thereon for taxes, assessments, levies, fees and other government and similar charges not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as (a) there exists no material risk of sale, forfeiture or loss of, or loss or interference with use or possession of, or diminution of value, utility or useful life of, any Unit or any interest therein, or any risk of interference with the payment of Priority Distributions, Supplemental Priority Distributions, Special Distributions or any other amounts payable under the Basic Documents, (b) such contest would not result in, or increase the risk of, the imposition of any criminal liability on any Indemnified Person, (c) such contest would not materially and adversely affect the rights, titles and interests of Nonaffiliated Partner Trustee, Partnership or Indenture Trustee in or to any Unit or any interest therein, and

(d) appropriate reserves with respect thereto are maintained in accordance with GAAP; (iv) any Liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like Liens arising in the ordinary course of Partnership's business securing obligations which are not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as (a) there exists no material risk of sale, forfeiture or loss of, or loss or interference with use or possession of, or diminution of value, utility or useful life of, any Unit or any interest therein, or interference with the payment of Priority Distributions, Supplemental Priority Distributions, Special Distributions or any other amounts payable under the Basic Documents, (b) such contest would not result in, or increase the risk of, the imposition of any criminal liability on any Indemnified Person, (c) such contest would not materially and adversely affect the rights, titles and interests of Nonaffiliated Partner Trustee, Partnership or Indenture Trustee in or to any Unit or any interest therein, and (d) appropriate reserves with respect thereto are maintained in accordance with GAAP; (v) the Lien of the Indenture, and the respective rights of the Holders, Indenture Trustee, Beneficiaries, Partnership and Nonaffiliated Partner Trustee under the Basic Documents; (vi) Liens arising out of any judgment or award against Partnership with respect to which an appeal or proceeding for review is being taken in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review so long as (a) there exists no material risk of sale, forfeiture or loss of, or loss or interference with the use or possession of, or diminution of value, utility or useful life of, any Unit or any interest therein, or any risk of interference with the payment of Priority Distributions, Supplemental Priority Distributions, Special Distributions or any other amounts payable under the Basic Documents, (b) such contest would not result in, or increase the risk of, the imposition of any criminal liability on any Indemnified Person, (c) such contest would not materially and adversely affect the rights, titles and interests of Partnership, Nonaffiliated Partner Trustee or Indenture Trustee in or to any Unit or any interest therein, and (d) appropriate reserves with respect thereto are maintained in accordance with GAAP; and (vii) salvage rights of insurers under insurance policies maintained by Operator pursuant to Section 12 of the O&M Agreement.

       "PERSON" -- an individual, partnership, joint venture, corporation, trust, limited liability company, association or unincorporated organization, and a government or agency or political subdivision thereof.

       "PREMIUM" -- as defined in Section 2.15 of the Indenture.

       "PREPAYMENT DATE" -- the date on which the Notes are to be prepaid or redeemed (or purchased in lieu of prepayment or redemption, as applicable) pursuant to Section 6.1, 8.3(e)(iii) or 8.3(e)(iv) of the Indenture, which date, unless otherwise stated in the Indenture, shall be a Payment Date.

       "PREPAYMENT PRICE" -- the price at which the Notes are to be prepaid or redeemed (or purchased in lieu of prepayment or redemption, where applicable), determined as of the applicable Prepayment Date, pursuant to
Section 6.1 or 8.3(e) of the Indenture, as the case may be.

       "PRIORITY DISTRIBUTION" -- the amounts to be paid (but not allocated) in accordance with Schedule 1 to the Partnership Agreement, Schedule 4 to the Participation Agreement and Schedule 2 to the Trust Agreement, which under any circumstances and in any event, will be an amount at least sufficient to pay in full as of the date of payment thereof, the principal amount of and interest on the Notes due on such date, including, without limitation, interest on the Notes at the New Debt Rate from and after the ET Date.

       "PROPERTY" -- all assets owned directly, indirectly or beneficially by Partnership at any date of determination, including, without limitation, all cash, all personal property, and any item thereof.

       "PROPOSED REMOVED UNITS" -- as defined in Section 5.16 of the Participation Agreement.

       "REASONABLE BASIS" -- a "reasonable basis" determined in accordance with the principles of ABA Formal Opinion No. 85-352, or in the case guidance is provided by the Treasury Department under Section 6662(d)(2)(B)(ii) of the Code which provides a different determination thereof, which is applicable and which overrides ABA Formal Opinion No. 85-532, such different determination shall be utilized.

       "REBUILD" -- with respect to a Unit or item of Other Equipment, replacement of all hoses (hydraulic, water or other), air lines, bearings, rings, wiring and other normal wear components with new components and refurbishment to the level necessary to bring the Unit to manufacturers' specified operational performance standards for the Unit or item of Other Equipment.

       "RECAPTURE INCOME" -- any gain recognized by Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any Property of Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such Property.

       "REDUCTION DATE" -- as defined in Section 5.16 of the Participation Agreement or in Section 3.6 of the Services Agreement, as applicable.

       "REDUCTION ELECTION" -- as defined in Section 5.16 of the Participation Agreement.

       "REFUNDED DEBT" -- as of the ET Date, the sum of (1) Current Principal Amount of any Outstanding Notes issued under the Indenture, plus (2) accrued but unpaid interest thereon, plus (3) any other accrued and unpaid Secured Obligations.

       "REFUNDING DEBT" -- Indebtedness incurred by Nonaffiliated Partner to refinance the Refunded Debt on the ET Date as provided in Section 2.9 of the Participation Agreement.

       "REFUNDING NOTES" -- means any promissory note issued by Nonaffiliated Partner evidencing Refunding Debt pursuant to Section 2.9 of the Participation Agreement.

       "REGISTER" -- as defined in Section 2.3 of the Indenture.

       "REGISTRAR" -- as defined in Section 2.3 of the Indenture.

       "REGULATORY CHANGE" -- any change after the date of the Indenture in Federal, state or foreign law or regulations or the adoption or making after such date of any interpretation, directive or request applying to a class of financial institutions including any Holder of or under any Federal, state or foreign law or regulation (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or government or monetary authority charged with the interpretation or administration thereof.

       "REIMBURSED EXPENSE" -- as defined in Section 3.2(b) of the O&M
Agreement.

       "RELEASE" -- any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

       "REMAINING PARTNERSHIP INTEREST" -- Nonaffiliated Partner Trustee's Partnership Interest less the sum of (i) the aggregate Equipment Value of all Units purchased from Partnership pursuant to Section 5.12(ii) of the Participation Agreement, sold pursuant to Section 5.17 of the Participation Agreement or retained pursuant to Section 5.18 of the Participation Agreement, and (ii) the Equipment Value of all Other Equipment.

       "REPLACED UNIT" -- as defined in Section 5.3 of the Indenture.

       "REPLACEMENT ITEM" -- an item of equipment that meets the standards of
Section 5.11 or 5.12, as the case may be, of the Participation Agreement, is subject to the Partnership Agreement and is operated and maintained under the O&M Agreement and is not a Replacement Unit.

       "REPLACEMENT PARTS" -- Parts replaced in accordance with Section 8.3 of the O&M Agreement.

       "REPLACEMENT UNIT" -- an item of equipment that meets the standards of Section 5.11 or 5.12, as the case may be, of the Participation Agreement, is subject to the Partnership Agreement and the Lien of the Indenture and is operated and maintained under the O&M Agreement.

       "REQUIRED MODIFICATION" -- as defined in Section 9.1 of the O&M
Agreement.

       "RESIDUAL VALUE INSURANCE" -- an insurance policy providing for the payment to the Partnership of any excess, as of the Transaction Term Expiration Date, of the Insured Amount Level over the aggregate value of all Units (including Replacement Units) but excluding the Other Equipment owned by the Partnership on such date.

       "RESPONSIBLE OFFICER" -- with respect to BJ USA, Affiliated Partner, Operator or Guarantor, the President, the Treasurer, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer or the General Counsel.

       "SECURED OBLIGATIONS" -- as defined in the Granting Clause of the Indenture.

       "SECURITIES ACT" -- the Securities Act of 1933, as amended, or any successor law.

       "SENIOR FINANCIAL OFFICER" -- with respect to BJ USA, the Chief Financial Officer, the Chief Accounting officer or the Treasurer.

       "SERVICE PAYMENT" -- all Minimum Service Payments and Additional Service Payments.

       "SERVICE TAKER" -- BJ USA, as Service Taker under the Services
Agreement.

       "SERVICES" -- as defined in Section 2.1 of the Services Agreement.

       "SERVICES AGREEMENT" -- the Services Agreement dated as of December 15, 1999 between Service Taker and Partnership.

       "SERVICES DEFAULT" -- a Services Event of Default or an event which with notice or lapse of time or both would become a Services Event of Default.

       "SERVICES EVENT OF DEFAULT" -- as defined in Section 6.1 of the Services Agreement.

       "SERVICES/PARTNERSHIP EVENT OF DEFAULT" -- as defined in Section 6.2 of the Services Agreement.

       "SERVICES PAYMENT DATE" -- as defined in Section 3.3 of the Services Agreement.

       "SETTLEMENT DATE" -- as defined in Section 5.12 of the Participation Agreement.

       "SEVERABLE MODIFICATION" -- any Modification other than a Non-Severable Modification.

       "SPECIAL DISTRIBUTION" -- as defined in Section 6.1(d) of the Partnership Agreement.

       "SPECIAL DISTRIBUTION DATE" -- as defined in Section 6.1(d) of the Partnership Agreement.

       "SPECIAL P.O. AMOUNT" -- the Special P.O. Price plus the Adjustment Amount (which may be a positive or negative number) as of the Special P.O. Date, with respect to the Units.

       "SPECIAL P.O. DATE" -- means March 15, 2006.

       "SPECIAL P.O. PRICE" -- as defined in Section 9.4 of the Partnership Agreement.

       "SPECIAL P.O. RIGHT" -- as defined in Section 9.4 of the Partnership Agreement.

       "SUBSIDIARY" of any Person -- any Person of which more than 50% of the voting stock or other equity interests (in case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person, or one or more Subsidiaries of the Person or a combination thereof. Unless the context otherwise clearly requires, references in the Basic Documents to a "Subsidiary" refer to a Subsidiary of Guarantor. "Subsidiaries" of Guarantor shall include all Consolidated Subsidiaries (except to the extent otherwise specifically provided in the Basic Documents).

       "SUBSTITUTION ELECTION" -- as defined in Section 7.2(d) of the Partnership Agreement.

       "SUPPLEMENTAL CONTRIBUTIONS" -- as defined in Section 4.4(c) of the Partnership Agreement.

       "SUPPLEMENTAL PRIORITY DISTRIBUTIONS" -- as defined in Section 6.1(c) of the Partnership Agreement.

       "TAX ADJUSTMENT" -- as defined in Section 5.1(e) of the Partnership Agreement.

       "TAX ASSUMPTIONS" -- as defined in Section 1.1 of the Tax Indemnity Agreement.

       "TAX COUNSEL" -- Mayer, Brown & Platt or any other independent firm of attorneys nationally recognized as being expert in tax matters selected by Beneficiaries and reasonably acceptable to BJ USA.

       "TAX INDEMNITEE" -- as defined in Section 7.1(a) of the Participation Agreement.

       "TAX INDEMNITY AGREEMENT" -- each Tax Indemnity Agreement, dated as of December 15, 1999, between BJ USA and each Beneficiary.

       "TAX MATTERS PARTNER" -- the Partner designated as such from time to time pursuant to Section 8.6 of the Partnership Agreement.

       "TAXABLE PERIOD" -- a calendar year (or short period) for which a Partnership Tax Return is required to be filed for the Partnership; except that the Partnership's first Taxable Period shall begin on the Commencement Date and shall end on December 31, 1999 (or any earlier date marking the end of the period including the Commencement Date for which a Partnership Tax Return is required to be filed for the Partnership).

       "TAXES" -- as defined in Section 7.1(b) of the Participation Agreement.

       "THIRD PARTY CLAIM" -- any claim, demand, action, cause of action, judgment, assessment, compromise, settlement or decree, made by or in favor of any party other than the Partnership or its partners in respect of any personal injury or property damage.

       "TOTAL EQUIPMENT VALUE" -- the Equipment Value with respect to the Units only up to a maximum of $120,000,000.

       "TRANSACTION COSTS" -- as defined in Section 2.6(a) of the Participation Agreement.

       "TRANSACTION TERM" -- unless earlier terminated, the Interim Term and the Base Term.

       "TRANSACTION TERM EXPIRATION DATE" -- as defined in Section 4.2(a)(ii) of the Participation Agreement.

       "TRANSFER" -- a sale, assignment, transfer, contribution, mortgage or other encumbrance of a Partnership Interest, or a sufferance of any third party to sell, assign, transfer, contribute, mortgage, charge or otherwise encumber a Partnership Interest, or a contract to do or permit any of the foregoing, whether voluntarily or by operation of law.

       "TRANSFEREE" -- as defined in Section 6.1(a) of the Participation Agreement.

       "TRANSFEROR PARTNER" -- any Partner desiring to Transfer its Partnership Interest or any portion thereof pursuant to the provisions of
Section 10 of the Partnership Agreement.

       "TREASURY REGULATIONS" -- proposed, temporary and final treasury regulations promulgated under the Code as of the effective date hereof and any successor provisions thereto.

       "TRUST" -- BJ Services Trust No. 1999-1, as provided in Section 11.12 of the Trust Agreement.

       "TRUST AGREEMENT" -- the Trust Agreement dated as of December 15, 1999 among Beneficiaries and First Security.

       "TRUST ESTATE" -- as defined in Section 2.2 of the Trust Agreement.

       "TRUST EXPENSES" -- as defined in Section 6.1 of the Trust Agreement.

       "TRUST TAX MATTERS PARTNER" -- as defined in Section 12.7 of the Trust Agreement.

       "TRUSTEE" -- each of Nonaffiliated Partner Trustee or Indenture Trustee and "TRUSTEES" -- Nonaffiliated Partner Trustee and Indenture Trustee, collectively.

       "TRUSTEE DOCUMENTS" -- as defined in Section 2.1 of the Trust
Agreement.

       "U.C.C." -- the Uniform Commercial Code in effect in the applicable jurisdiction.

       "U.S." -- United States of America.

       "UNANIMOUS CONSENT" -- as defined in Section 7.4 of the Partnership Agreement.

       "UNIT" -- one of the Units.

       "UNITS" -- collectively the heavy duty truck tractors and truck trailers, in each case with the equipment installed thereon on the Commencement Date, each tractor or trailer, as the case may be, configured to operate on a standalone basis or in conjunction with other Units or Other Equipment and to provide any of the Services, or a combination thereof, and the other items of equipment, all as more particularly described under the heading "Units" in Schedule 3 to the Participation Agreement and each Partnership Agreement Supplement, Indenture Supplement and O&M Agreement Supplement together with any Replacement Units and all appliances, Parts, instruments, accessories, furnishings, other equipment, accessions, additions, improvements, substitutions and replacements from time to time incorporated or installed in or on any item thereof (other than any Severable Modifications that are not Required Modifications) and any and all appliances, parts, instruments, accessories, furnishings and other equipment (other than Other Equipment) title to which vests in, and which is the property of, Partnership pursuant to the terms of the Partnership Agreement.

       "UNREALIZED GAIN" attributable to any item of Property -- as of any date of determination, the excess, if any, of (a) the fair market value of such Property as of such date (as determined under Section 5.1(d) of the Partnership Agreement) over (b) the Carrying Value of such Property as of such date (before any adjustment to be made pursuant to Section 5.1(d) of the Partnership Agreement as of such date).

       "UNREALIZED LOSS" attributable to any item of Property -- as of any date of determination, the excess, if any, of (a) the Carrying Value of such Property as of such date (before any adjustment to be made pursuant to Section 5.1(d) of the Partnership Agreement as of such date) over (b) the fair market value of such Property as of such date (as determined under Section 5.1(d) of the Partnership Agreement).